                                                                    EXHIBIT 10.7

                               SUBLEASE AGREEMENT


         This SUBLEASE AGREEMENT ("Sublease") is made and entered into on this ____ day of December, 1995 by and between Century Southwest Cable Television, Inc. ("Sublandlord" or "Tenant") and CyberMedia Corporation ("Subtenant").

         WHEREAS, Barclay Curci Investment Company, a California general partnership, as landlord ("Landlord"), and Century Southwest Cable Television, Inc., a Delaware corporation, as Tenant, entered into a lease dated March 22, 1995, whereby Landlord leased to Tenant a portion of the second and third floors of the building located at 3000 Ocean Park Boulevard, Santa Monica, California (the "Building"), as more particularly described in the Master Lease, upon the terms and conditions contained therein. A copy of the Master Lease is attached hereto as Exhibit "A" and made a part hereof. All capitalized terms used herein shall have the same meaning ascribed to them in the Master Lease unless otherwise defined herein.

         WHEREAS, Sublandlord and Subtenant are desirous of entering into a sublease of a portion of the second floor of the building shown cross-hatched in black on the demising plan annexed hereto as Exhibit "B" and made a part hereof ("Sublease Premises"), on the terms and conditions hereafter set forth.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto mutually covenant and agree as follows:

         1. Demise. Sublandlord hereby subleases and demises to Subtenant and Subtenant hereby hires and subleases from Sublandlord the Sublease Premises (which the parties stipulate contain 16,162 rentable square feet), on the second floor of the Building, upon and subject to the terms, covenants, conditions hereinafter set forth. Subtenant acknowledges that it has reviewed the Master Lease (including the Parking License Agreement) and is familiar with the terms and conditions thereof.


         2. Sublease Term. The term of this Sublease ("Term") shall commence on the later of (a) ten (10) days following approval of Landlord of fully executed Sublease, or (b) January 1, 1996 ("Sublease Commencement Date") and ending, unless sooner terminated as provided herein, on July 10, 2000 ("Sublease Expiration Date").


         3. Use. The Sublease Premises shall be used and occupied by Subtenant for general office use and other legally permitted uses consistent with the character of the Building and the Master Lease and for no other purpose.


         4. Subrental.

           (a) Base Rent. Beginning with the Sublease Commencement Date and thereafter during the Term of this Sublease and ending on the Sublease Expiration Date, Subtenant shall pay to Sublandlord rent based on the following schedule:

               $23,434.90 (=$1.45 PSF/RSF) for months 1-12
               $25,051.10 (=$1.55 PSF/RSF) for months 13-24
               $26,667.30 (=$1.65 PSF/RSF) for months 25-36
               $28,283.50 (=$1.75 PSF/RSF) for months 37-48
               $29,899.70 (=$1.85 PSF/RSF) for balance of Sublease Term.

Base Rent and additional rent shall hereinafter be collectively referred to as "Rent".

           (b) Prorations. If the Sublease Commencement Date is not the first
(1st) day of a month, or if the Sublease Expiration Date is not the last day of a month, a prorated installment of monthly Base Rent based on a thirty (30) day month shall be paid for the fractional month during which the obligation to pay Rent commenced or terminated.

           (c) Additional Rent. Beginning with the Sublease Commencement Date and continuing to the Sublease Expiration Date, Subtenant shall pay to Sublandlord as additional rent for this subletting all special or after-hours cleaning, heating, ventilating, air conditioning, elevator and other Building charges incurred at the request of, or on behalf of, Subtenant, or with respect to the Sublease Premises and all other additional expenses, costs and charges payable to Landlord in connection with Subtenant's use of the Sublease Premises.

            (d) Expenses. Beginning with the start of calendar year 1997 and thereafter during the Term, Subtenant shall pay to Sublandlord as additional rent for this subletting an amount equal to the increase, if any, in Expenses which Sublandlord is required to pay under Article 6 of the Master Lease over the amount of Expenses which Sublandlord is required to pay for calendar year 1996 under said Article 6; however, Subtenant's share of all Expenses that exceed Landlord's 1996 Base Costs shall be 25.68 percent (25.68%) calculated based upon the Sublease Premises of 16,162 RSF and the total Building Rentable Area of 62.940 RSF.

            (e) Payment of Rent. Except as otherwise expressly provided in this Sublease, Rent shall be payable in lawful money without demand, and without offset, counterclaim, or set-off, in monthly installments, in advance, on the first day of each month and every month during the Term of the Sublease. All of said Rent is to be paid to the Sublandlord at the address set forth below, or at such other place or to such agent and at such place as Sublandlord may designated by written notice to Subtenant. Any additional rent payable on account of items which are not payable monthly by Sublandlord to Landlord under the Master Lease is to be paid to Sublandlord as and when such items are payable by Sublandlord to Landlord under the Master Lease unless a different time for payment is elsewhere stated herein. Sublandlord agrees to provide Subtenant with copies of any statements or invoices for any such items received by Sublandlord from Landlord pursuant to the terms of the Master Lease.

         5. Security Deposit and Financial Statements

            (a) Security Deposit. Concurrently with the execution of this Sublease, Subtenant shall deposit wit h Sublandlord the sum of $29,899.70 ("Deposit"), which shall be held by Sublandlord as security for the full and faithful performance by Subtenant of its covenants and obligations under this Sublease. The Deposit is not an advance Rent deposit, an advance payment of any other kind, or a measure of Sublandlord's damage in case of Subtenant's default. If Subtenant defaults in the full and timely performance of any or all of Subtenant's covenants and obligations set forth in this Sublease, then Sublandlord may, from time to time, without waiving any other remedy available to Sublandlord, use the Deposit, or any portion of it, to the extent necessary to cure or remedy the default or to compensate Sublandlord for all or a part of the damages sustained by Sublandlord resulting from Subtenant's default. Subtenant shall immediately pay to Sublandlord within five (5) business days following demand the amount so applied in order to restore the Deposit to its original amount, and Subtenant's failure to immediately do so shall constitute a default under this Sublease. If Subtenant is not in default with respect to the covenants and obligations set forth in this Sublease at the expiration or earlier termination of this Sublease, Sublandlord shall return the Deposit to Subtenant within five (5) days after the expiration or earlier termination of this Sublease. Sublandlord's obligations with respect to the Deposit are those of a debtor and not a trustee. Sublandlord shall not be required to maintain the Deposit separate and apart from Sublandlord's general or other funds and Sublandlord may commingle the Deposit with any of Sublandlord's general or other funds. Subtenant shall not at any time be entitled to interest on the Deposit.

            (b) Financial Statements. Subtenant represents and warrants that the Balance Sheet dated November 30, 1995 and the Statement of Operations for the twelve-month period ending November 30, 1995 are, to the best of its knowledge, true, correct and accurate.

         6. Furniture. During the Term, Subtenant shall have the right to use, at the Sublease Premises, the furniture currently at the Sublease Premises upon the Sublease Commencement Date. Title to the furniture shall remain in Sublandlord during the Sublease Term. Provided that this Sublease shall not have been terminated early as a result of a default by Subtenant and further provided that Subtenant shall not be in default on the Sublease Expiration Date, title to the furniture shall automatically pass to Subtenant effective on the Sublease Expiration Date. Sublandlord and Subtenant agree to accept as a General Inventory of Furniture, Exhibit "C", to be included in this agreement and attached hereto.

         7. Expansion Right. For purposes of this Sublease, the term "Expansion Space" shall refer to Suite(s) A, B and/or C within the 11,291 square-foot area of the third floor of the Building as shown on Exhibit "D" hereto. In the event that Subtenant desires to expand the Sublease Premises to include Suite(s) A, B and/or C of the Expansion Space and that portion, or those portions, of the Expansion Space desired has not been subleased by another party, and further provided that Subtenant is not in default of this Sublease, Subtenant shall have an option to expand the Sublease Premises to include Suite(s) A, B and/or C of the Expansion Space under the same terms and conditions as are set forth in this Sublease, and the rental amount per square foot for the Expansion Space shall be the same as that in effect with respect to the original Sublease Premises at the time of expansion. Any additional rent, expenses and the like payable by Subtenant under the Sublease shall be increased in an amount proportionate to the increase in the Sublease Premises.

Subtenant shall exercise its expansion option, if any, by providing notice to Sublandlord at least thirty (30) days prior to the effective date of such expansion.

         8. Parking. Subtenant shall have the right during the Term, to use up to sixty-four (64) unassigned automobile parking privileges in the parking facilities of the Building as the type set forth in the Parking License Agreement attached to the Master Lease ("Parking Agreement"). All such parking privileges shall be at the rates and subject to the terms and conditions set forth in the Parking Agreement, and Subtenant shall reimburse Sublandlord, upon demand, for those amounts billed to Sublandlord by Landlord for said parking privileges.

         9. Incorporation of Terms of Master Lease.

            (a) This Sublease is subject and subordinate to the Master Lease. Subject to the modifications set forth in this Sublease, the terms of the Master Lease are incorporated herein by reference, and shall, as between Sublandlord and Subtenant (as if they were Landlord and Tenant, respectively, under the Master Lease) constitute the terms of this Sublease except to the extent that they are inapplicable to, inconsistent with, or modified by, the terms of this Sublease. In the event of any inconsistencies between the terms and provisions of the Master Lease and the terms and provisions of this Sublease, the terms and provisions of this Sublease shall govern, except in any such instance where having the Sublease govern would constitute or cause a breach or default under the Master Lease. Subtenant acknowledges that it has reviewed the Master Lease (including the Parking Agreement) and is familiar with the terms and conditions thereof.

            (b) For the purposes of incorporation herein, the terms of the Master Lease are subject to the following additional modifications:

                (i) In all provisions of the Master Lease (under the terms thereof and without regard to modifications thereof for purposes of incorporation into this Sublease) requiring the approval or consent of Landlord, Subtenant shall be required to obtain, in addition to an approval or consent of Landlord, the approval or consent of Sublandlord, which shall not unreasonably be withheld (with notice of approval, consent or denial thereof not to be unreasonably delayed).

                (ii) In all provisions of the Master Lease requiring Tenant to submit, exhibit to, supply or provide Landlord with evidence, certificates, or any other matter or thing, Subtenant shall be required to submit, exhibit to, supply or provide, as the case may be, the same to both Landlord and Sublandlord. In any such instance, Sublandlord shall reasonably determine if such evidence, certificate or other matter or thing shall be satisfactory.

                (iii) Neither Sublandlord nor Subtenant shall have any obligation to restore or rebuild any portion of the Sublease Premises after any destruction or taking by eminent domain.

         10. Subtenant's Obligations. Subtenant covenants and agrees that all obligations of Sublandlord under the Master Lease shall be done or performed by Subtenant with respect to the Sublease Premises, except as otherwise expressly provided by this Sublease, and Subtenant's obligations shall run to Sublandlord and Landlord as Sublandlord may determine to be appropriate or be required by the respective interests of Sublandlord and Landlord. Subtenant agrees to indemnify and hold harmless Sublandlord from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) incurred as a result of the non-performance, non-observance or non-payment of any of Sublandlord's obligations under the Master Lease, which, as a result of this Sublease, became an obligation of Subtenant. If Subtenant makes any payment to Sublandlord pursuant to this indemnity, Subtenant shall be subrogated to the rights of Sublandlord concerning said payment. Subtenant shall not do or permit to be done any act or thing which is, or with notice or the passage of time would be, a default under this Sublease or the Master Lease.

         11. Sublandlord's Obligations.

             (a) Sublandlord agrees that Subtenant shall be entitled to receive all services and repairs to be provided by Landlord to Sublandlord under the Master Lease. Subtenant shall look solely to Landlord for all such services and shall not, under any circumstances, seek or require Sublandlord to perform any of such services, nor shall Subtenant make any claim upon Sublandlord for any damages which may arise by reason of Landlord's default under the Master Lease. Subtenant does hereby waive any cause of action and any right to bring any action against Sublandlord by reason of any act or omission of Landlord under the Master Lease. Sublandlord covenants and agrees with Subtenant that Sublandlord will pay all fixed rent and additional rent payable by Sublandlord pursuant to the Master Lease to the extent that failure to perform the same would adversely affect Subtenant's use or occupancy of the Sublease Premises.

             (b) In the event Landlord shall be in default of any covenant of or shall fail to honor any obligation under the Master Lease or Parking License Agreement, Subtenant shall have available to it, through the Sublandlord, against Landlord, all of the remedies available (i) to Sublandlord under the Master Lease in the event of a similar default on the part of the Landlord hereunder, provided that Subtenant shall have first provided to Sublandlord notice adequate pursuant to the Master Lease of such default or failure, or (ii) at law.

         12. Default by Subtenant. In the event Subtenant shall be in default of any covenant of or shall fail to honor any obligation under this Sublease, Sublandlord shall have available to it against Subtenant all of the remedies available (a) to Landlord under the Master Lease in the event of a similar default on the part of the Sublandlord hereunder or (b) at law.

         13. Quiet Enjoyment. So long as Subtenant pays all of the Rent due hereunder and performs all of Subtenant's other obligations hereunder, Sublandlord shall do nothing to affect Subtenant's right to peaceable and quietly have, hold and enjoy the Sublease Premises.

         14. Notices. Anything contained in any provisions of this Sublease to the contrary notwithstanding, Subtenant agrees, with respect to the Sublease Premises, to comply with and remedy any default in this Sublease of the Master Lease which is Subtenant's obligation to cure, within the period allowed to Sublandlord under the Master Lease, even if such time period is shorter than the period otherwise allowed therein due to the fact that notice of default from Sublandlord to Subtenant is given after the corresponding notice of default from Landlord to Sublandlord. Sublandlord agrees to forward to Subtenant, promptly upon receipt thereof by Sublandlord, a copy of each notice of default received by Sublandlord in its capacity as Tenant under the Master Lease. Subtenant agrees to forward to Sublandlord, promptly upon receipt thereof, copies of any notices received by Subtenant from Landlord or from any governmental authorities. All notices, demands and requests shall be in writing and shall be sent either by hand delivery by a nationally recognized overnight courier service (e.g., Federal Express), or by certified U.S. mail, in either case return receipt requested, to the address of the appropriate party. Notices, demands and requests so sent shall be deemed given when the same are received.

         Notices to Subtenant shall be sent to the attention of:

                           CyberMedia, Inc.
                           3000 Ocean Park Boulevard, Suite 2001
                           Santa Monica, California 90405
                           Attention:  Controller

         Notices to Sublandlord shall be sent to the attention of:

                           Century Southwest Cable Television, Inc.
                           c/o Century Communications Corp.
                           50 Locust Avenue
                           New Canaan, Connecticut 06840
                           Attention:  Assistant Controller

         with copy to:

                           Legal Department
                           c/o Century Communications Corp.
                           50 Locust Avenue
                           New Canaan, Connecticut 06840


         15. Broker. Sublandlord and Subtenant represent and warrant to each other that with the exception of Les Small & Company representing Subtenant and Cushman & Wakefield of California, Inc. representing Sublandlord (collectively "Brokers"), no brokers were involved in connection with the negotiation or consummation of this Sublease. Sublandlord agrees to pay the commission of the Brokers pursuant to the October 20, 1995 Exclusive Leasing Agreement between Cushman & Wakefield of California, Inc. and Sublandlord. Each party agrees to indemnify the other, and hold it harmless, from and against any and all claims, damages, losses, expenses and liabilities (including reasonably attorneys' fees) incurred by said party as a result of a breach of this representation and warranty by the other party.

         16. Condition of Premises. Subtenant acknowledges that it is subleasing the Sublease Premises "as-is" and that Sublandlord is not making any representation or warranty concerning the condition of the Sublease Premises and that Sublandlord is not obligated to perform any work to prepare the Sublease Premises for Subtenant's occupancy. Subtenant acknowledges that it is not authorized to make or do any alterations or improvements in or to the Sublease Premises except as permitted by the provisions of this Sublease and Master Lease and that it must deliver the Sublease Premises to Sublandlord on the Sublease Expiration Date in the condition required by the Master Lease, except that it may leave the Tenant Improvements in place.

         17. Consent of Landlord. This Sublease shall not be effective unless and until Landlord executes the Consent of Landlord attached hereto.

         18. Termination of the Master Lease. If for any reason the term of the Master Lease shall terminate prior to the Sublease Expiration Date, this Sublease shall automatically be terminated and Sublandlord shall not be liable to Subtenant by reason thereof unless said termination shall have been caused by the default of Sublandlord under the Master Lease and said Sublandlord default was not caused or contributed to by a Subtenant default hereunder.

         19. Assignment and Subletting.

             (a) Independent of and in addition to any provisions of the Master Lease, including without limitation the obligation to obtain Landlord's consent to any assignment, it is understood and agreed that Subtenant shall have no right to sublet the Sublease Premises or any portion thereof or any right or privilege appurtenant thereto; provided, however that Subtenant shall have the right to assign this Sublease or any interest therein, and to suffer or permit any other person (other than agents, servants or associates of the Subtenant) to occupy or use the Sublease Premises, only upon the prior written consent of Sublandlord, which consent shall not be unreasonably withheld, and upon the prior consent of Landlord. Any assignment by Subtenant without Sublandlord's and Landlord's prior written consent shall be void and shall, at the option of Sublandlord, terminate this Sublease.

             (b) Subtenant shall advise Sublandlord by notice of (i) Subtenant's intent to assign this Sublease, (ii) the name of the proposed assignee and evidence reasonably satisfactory to Sublandlord that such proposed assignee is comparable in reputation, stature and financial condition to tenants then leasing comparable space in comparable buildings, and (iii) the terms of the proposed assignment. Sublandlord shall within thirty (30) days after receipt of such notice, and any additional information requested by Landlord concerning the proposed assignee's financial responsibility, elect of the following:



                 (i) Consent to such proposed assignment; or

                 (ii) Refusal of such consent, which refusal shall be on reasonable grounds.

             (c) In the event that Sublandlord shall consent to an assignment under the provisions of this section, Subtenant shall pay Sublandlord's and Landlord's reasonable processing costs and reasonable attorneys' fees incurred in giving such consent, not to exceed $1,000.00 (One Thousand Dollars). Notwithstanding any permitted assignment, Subtenant shall at all times remain directly, primarily and fully responsible and liable for all payment owed by Subtenant under the Sublease and for compliance with all obligations under the terms, provisions and covenants of the Sublease. If, for any proposed assignment, Subtenant receives Rent (excluding any abated Rent) or other consideration, either initially or over the term of the assignment, in excess of the Rent required by this Sublease, after a deduction for (a) any brokerage commission paid by Subtenant in connection therewith, and (b) any reasonable attorneys' fees incurred by Subtenant in connection with preparing and negotiating an assignment document, and (c) any other reasonable marketing costs incurred by Subtenant for the purpose of effecting such assignment (such amount, less deductions for (a), (b) and (c), referred to as "Profit"), Subtenant shall pay to Sublandlord as Additional Rent, fifty percent (50%) of such Profit or other consideration received by Subtenant within five (5) days after its receipt by Subtenant or, in the event the assignee makes payment directly to Sublandlord, Sublandlord shall refund fifty percent (50%) of the Profit to Subtenant.

         20. Limitation of Estate. Subtenant's estate shall in all respects be limited to, and be construed in a fashion consistent with, the estate granted to Sublandlord by Landlord. Subtenant shall stand in the place of Sublandlord and shall defend, indemnify and hold harmless Sublandlord with respect to all covenants, warranties, obligations, and payments made by Sublandlord under or required of Sublandlord by the Master Lease with respect to the Subleased Premises. In the event Sublandlord is prevented from performing any of its obligations under this Sublease by a breach by Landlord of a term of the Master Lease, then

Sublandlord's sole obligation in regard to its obligation under this Sublease shall be to use reasonable efforts in diligently pursuing the correction or cure by Landlord of Landlord's breach.

         21. Entire Agreement. It is understood and acknowledged that with the exception of the Master Lease, there are no oral or other agreements between parties hereto affecting this Sublease and this Sublease supersedes and cancels any and all previous negotiations, arrangements, brochures, letters of intent, agreements and understandings, if any, between the parties hereto or displayed by Sublandlord to Subtenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Sublease. This Sublease, and exhibits attached hereto, contain all of the terms, covenants, conditions, warranties and agreements of the parties relating in any manner to the rental, use and occupancy of the Sublease Premises and shall be considered to be the only agreements between the parties hereto and their representatives and agents. None of the terms, covenants, conditions or provisions of this Sublease can be modified, deleted or added to except in a writing signed by the parties hereto. All negotiations and oral agreements acceptable to both parties have been merged into and are included herein and in the Master Lease. There are no other representations or warranties between the parties, and all reliance with respect to representations is based totally upon the representations and agreements contained in this Sublease.

         22. Severability. In the event that any provision of this Sublease is invalid or unenforceable, the remainder of this Sublease shall not be affected. and a suitable and equitable provision shall be substituted for the invalid or unenforceable provision in order to carry out, as far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision.

         IN WITNESS WHEREOF, the parties have entered into this Sublease as of the date first written above.

SUBLANDLORD:

CENTURY SOUTHWEST CABLE TELEVISION, INC.



By: Illegible
    ____________________________________

Name:___________________________________

Its:____________________________________

SUBTENANT:

CYBERMEDIA CORPORATION


By: Illegible
    ____________________________________

Name:___________________________________

Its:____________________________________


Exhibit A Lease dated March 22, 1995 between Century Southwest Cable Television, Inc., a Delaware corporation, and Barclay Curci Investment Company, a California general partnership.

Exhibit B         Plan of Sublease Premises.

Exhibit C         General Inventory of Furniture.

Exhibit D         Expansion Space.

                                    EXHIBIT B

                             DESCRIPTION OF PREMISES






                                   Suite 2001
                         3000 Ocean Park Boulevard ("R")
                            Santa Monica, California

                                   EXHIBIT "C"

                         GENERAL INVENTORY OF FURNITURE


Workstations assembled                                                36

Workstations unassembled (in training room)                          All

Office desks                                                          16

Executive desk and bookcase                                         1 & 1

Round desks/conference                                                10

Large conference table                                                1

Small conference table                                                1

Rectangle tables (in training room)                                   11

Armchairs (swivel) (6 in the training room)                           89

Chairs (nonswivel) (6 in the training room)                           69

Conference chairs (in training room)                                  20

Credenza                                                              17

Black shelving (almost in all offices)                             multiple

Filing cabinets (almost in all offices and workstations)           multiple

                                    EXHIBIT D

                             DESCRIPTION OF PREMISES

                                  A = 1,109 USF
                                  B = 1,342 USF
                                  C = 7,689 USF





                                   Suite 3010
                         3000 Ocean Park Boulevard ("R")
                            Santa Monica, California

                              CONSENT TO SUBLETTING
                                   (Amendment)


         THIS CONSENT TO SUBLETTING ("Consent") is made as of this 24th day of May, 1996, by and among BARCLAY CURCI INVESTMENT COMPANY, a California general partnership ("Landlord"), CENTURY SOUTHWEST CABLE TELEVISION, INC., a Delaware corporation ("Tenant"), and CYBERMEDIA, INC., a California corporation ("Subtenant").

                                    RECITALS

         A. Landlord and Tenant entered into that certain Office Lease made as of March 22, 1995 ("Master Lease"), wherein Landlord leased to Tenant certain premises known as Suites 2001 and 3010 ("Premises") in that certain building located at 3000 Ocean Park Boulevard in the City of Santa Monica, County of Los Angeles, State of California ("Building"), in a project generally referred to as Santa Monica Business Park ("Project"), and as more particularly described in the Master Lease.

         B. Tenant and Subtenant entered into that certain Sublease Agreement dated December 19, 1995 ("Sublease"), wherein Tenant subleased to Subtenant (the "Transaction") all, or a portion, of the Premises ("Subleased Premises") as more particularly described in the Sublease.

         C. By that certain Consent to Subletting dated February 23, 1996 ("Original Consent") by and among Landlord, Tenant and Subtenant, Landlord consented to the Transaction subject to each and every provision contained in the Original Consent.

         D. Tenant and Subtenant entered into that certain First Addendum to Sublease effective January 15, 1996, and that certain undated Second Addendum to Sublease (collectively, "Amendment"), true and correct copies of which are attached to this Consent.

         E. The effectiveness of the Amendment is subject to the consent of Landlord.

         F. Tenant and Subtenant desire to obtain the consent of Landlord to the Transaction as modified by the Amendment.

         NOW, THEREFORE, Landlord hereby reaffirms its consent to the Transaction subject to and upon the following express terms and conditions, to which Tenant and Subtenant hereby agree:

         1. All initial capitalized terms used in this Consent shall have the same meaning given such terms in the Master Lease, unless otherwise defined in this Consent.

         2. Tenant and Subtenant represent and warrant to Landlord that the Amendment to which this Consent is attached (and which by this reference is incorporated herein), is a true, correct and complete copy of the Amendment executed by Tenant and Subtenant, that the Sublease has not otherwise been modified or amended and that there exists no other agreements between Tenant and Subtenant relating to the Sublease or the Subleased Premises or with respect to the sale of any fixtures, furnishings, equipment or personal property located upon the Subleased Premises.

         3. Subject to the provisions hereof, and with special reference to
Section 5 below, Landlord hereby acknowledges that the Sublease has been amended by the Amendment and reaffirms its consent to Transaction contained in the Original Consent.

         4. Each of the parties hereby agrees and affirms that, except as otherwise expressly provided in this Consent, all of the terms, covenants and conditions contained in the Original Consent shall remain in full force and effect.

         5. This Consent shall not be effective and the Amendment shall not be valid unless and until a fully-executed counterpart of this Consent and the Amendment have been delivered to Landlord.

         6. Both Tenant and Subtenant shall be entirely responsible for any and all commissions, fees and costs for any brokers, finders, agents or other persons with respect to the Sublease as amended. Tenant and Subtenant, jointly and severally, shall indemnify, defend and hold Landlord harmless from and against any claims for any such commissions, fees and costs, and for all costs, expenses and liabilities incurred in connection with such claims, including without limitation, attorneys' fees and costs.

         7. The Sublease, the Amendment and/or this Consent shall not have the effect of (a) operating as a consent to, or the approval or the ratification by Landlord of, any of the provisions contained in the Sublease or the Amendment, or (b) being construed to modify, waive, impair or affect (i) any of the covenants, agreements, terms, provisions or conditions contained in the Master Lease, (ii) any of Tenant's obligations under the Master Lease, or (iii) any breach or default by Tenant in the performance or observance of its obligations under the Master Lease, or (c) increasing Landlord's obligations or Tenant's rights under the Master Lease.

         8. Landlord shall not be bound by or in any way estopped by the provisions of the Sublease or the Amendment.

         9. Without limiting any provision contained herein, and notwithstanding any provision to the contrary contained in the Sublease or the Amendment, the parties acknowledge that this Consent is not, and shall not be construed as, the consent to any work of improvement that the parties may desire to undertake upon the Subleased Premises or the waiver of any provision regarding the restoration of the Subleased Premises upon the expiration or earlier termination of the Master Lease, and that all such matters shall be governed by the appropriate provisions contained in the Master Lease.

         10. This Consent is not, and shall not be construed as, the consent to, or waiver of any right by Landlord, to approve any subsequent subletting or amendments thereto, assignment or other transaction by Tenant or Subtenant. Tenant and Subtenant warrant that the Amendment does not provide Subtenant with the right to assign, mortgage, hypothecate or encumber the Subleased Premises or Subtenant's interests therein or to sublet the Subleased Premises or any part thereof, except as expressly permitted by the provisions of the Master Lease.

         11. This Consent is not assignable by Tenant or Subtenant.

         12. This Consent shall be construed in accordance with the laws of the State of California, contains the entire agreement of the parties hereto with respect to the subject matter hereof, and may not be modified or terminated except in writing by all the parties hereto.

         13. This Consent may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, Landlord, Tenant and Subtenant have duly executed this Consent or caused this Consent to be executed by their duly authorized representatives as of the day and year first above written.

TENANT: CENTURY SOUTHWEST CABLE TELEVISION, INC., a Delaware corporation

                                       By: Illegible
                                          ______________________________________

                                       Name:____________________________________

                                       Title:___________________________________


                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________

SUBTENANT:                             CYBERMEDIA, INC.,
                                       a California corporation



                                       By: Illegible
                                          ______________________________________

                                       Name:____________________________________

                                       Title:___________________________________


                                       By:______________________________________

                                       Name:____________________________________

                                       Title:___________________________________


LANDLORD:                              BARCLAY CURCI INVESTMENT COMPANY,
                                       a California general partnership

                                       By:     SC ENTERPRISES,
                                               a California limited partnership,
                                               a general partner

                                       By:     SHURL CURCI,
                                               a general partner

                                               By: Illegible
                                                   _____________________________
                                               Roberta P. Irish,
                                               his attorney-in-fact

                           SECOND ADDENDUM TO SUBLEASE


         This SECOND ADDENDUM TO SUBLEASE AGREEMENT ("Second Addendum") modifies that Sublease Agreement entered into on December 19,1995 by and between Century Southwest Cable Television, Inc. ("Sublandlord" or "Tenant") and CyberMedia Corporation ("Subtenant"), as amended by the First Addendum to Sublease between Sublandlord and Subtenant effective January 15,1996 (the "Sublease Agreement") as follows:

1. Subtenant and Sublandlord hereby agree that, in addition to the Sublease Premises described in Paragraph 1 of the Sublease Agreement, Sublandlord hereby subleases and demises to Subtenant and Subtenant hereby hires and subleases from Sublandlord the Expansion Space, as defined in this paragraph 1, which the parties stipulate contain 11,291 rentable square feet. The term "Expansion Space" shall refer to Suites A, B and C within the 11,291 square foot area of the third floor of the Building as shown on Exhibit "D" of the Sublease Agreement. Except as otherwise provided herein, the term "Sublease Premises" as used in the Sublease Agreement and this Second Addendum shall include the Expansion Space.

2. Beginning with the effective date of this Second Addendum and thereafter during the Term of the Sublease Agreement and ending on the Sublease Expiration Date, Subtenant shall pay to Sublandlord, in addition to the amounts set forth in the Sublease Agreement, a Base Rent amount of $14,113.75 (= $1.25 PSF/RSF) per month for the Expansion Space, and the term "Base Rent" as used in the Sublease Agreement shall include this additional amount.

3. Paragraph 4(d) of the Sublease Agreement is hereby modified by replacing the number "25.68" with the number "43.617" throughout the paragraph and by replacing the number "16,162" with the number "27,453."

4. Concurrently with the execution of this Second Addendum, Subtenant shall deposit with Sublandlord the sum of $14,113.75. The term "Deposit" as used in the Sublease Agreement shall include this additional amount, for a total Deposit amount of $44,003.45.

5. Subtenant represents and warrants that the Balance Sheet dated March 31,1996 and the Statement of Operations for the three-month period ending March 31, 1996 are, to the best of its knowledge, true, correct and accurate.

6.       Paragraph 7 of the Sublease Agreement is hereby deleted.

7. Notwithstanding anything to the contrary in the Sublease Agreement, Sublandlord hereby reserves all of its rights with respect to any default by Subtenant of the Sublease Agreement, and Subtenant and Sublandlord agree that nothing contained in this Second Addendum shall be construed as an admission by Sublandlord that Subtenant is not in default of the Sublease Agreement.

8. Beginning with the effective date of this Second Addendum and thereafter during the Term of the Sublease Agreement and ending on the Sublease Expiration Date, Subtenant shall have the right to use, subject to the terms and conditions of the Sublease Agreement, forty
         (40) unassigned automobile parking spaces in addition to the parking privileges set forth in paragraph 8 of the Sublease Agreement.

9. Sublandlord and Subtenant represent and warrant to each other that, with the exception of Cushman & Wakefield of California, Inc. ("C&W") representing Sublandlord, no brokers were involved in connection with the negotiation or consummation of this Second Addendum. Sublandlord agrees to pay the commission of C&W pursuant to the October 20th, 1995 Exclusive Leasing Agreement between C&W and Sublandlord. Notwithstanding anything to the contrary in the Sublease Agreement, the October 20,1995 Exclusive Leasing Agreement as defined in the Sublease Agreement, or any other agreement between Sublandlord and Subtenant or between Sublandlord and any broker or between Subtenant and any broker, Subtenant hereby agrees to indemnify and hold harmless Sublandlord and C&W from and against any and all claims, damages, losses, expenses and liabilities (including reasonable attorneys' fees) arising out of or related to any breach by Subtenant of its representation and warranty contained in this paragraph 9, including without limitation those arising out of or related to any alleged representation of Subtenant at any time by Les Small & Company and any of its employees and agents, including without limitation, Seth Horowitz. Subtenant acknowledges and agrees that this indemnity agreement of Subtenant is a material inducement for Sublandlord to enter into this Second Addendum and that any breach of this indemnity agreement shall be construed to be a breach of a material term of the Sublease Agreement.

10. Notwithstanding anything to the contrary in the Sublease Agreement, Subtenant agrees that Subtenant is leasing the Expansion Space "as is" and that no furniture or fixtures are included in the Expansion Space.

11. This Second Addendum shall not be effective until the date on which Sublandlord receives an acceptable Consent to this Second Addendum which has been fully executed by Sublandlord, Subtenant and Landlord, and this Second Addendum shall not be effective earlier than May 15, 1996.

12. All terms and conditions of the Sublease Agreement, as amended by the First Addendum to Sublease, which are not expressly modified by this Second Addendum, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have entered into this Second Addendum as of the date first written above.

SUBLANDLORD:                          CENTURY SOUTHWEST CABLE TELEVISION


                                      By: Illegible
                                         _______________________________________

                                      Name:_____________________________________

                                      Its_______________________________________


SUBTENANT:                            CYBERMEDlA CORPORATION


                                      By: Illegible
                                         _______________________________________

                                      Name:_____________________________________

                                      Its_______________________________________

                                  OFFICE LEASE

         This Lease is made as of this 22nd day of March, 1995 by and between BARCLAY CURCI INVESTMENT COMPANY, a California general partnership ("Landlord"), and CENTURY SOUTHWEST CABLE TELEVISION, INC., a Delaware corporation ("Tenant").

         In consideration of the rents and covenants hereinafter set forth, Landlord hereby leases to Tenant and Tenant hereby rents from Landlord the following described Premises, upon the following terms and conditions:

1.       FUNDAMENTAL LEASE PROVISIONS


         1.1      PREMISES:         Project:  Santa Monica Business Park                                           (Article 2)
                                    Building:  3000 Ocean Park Boulevard ("R")
                                    Suites:  2001 and 3010   Floors:  Second and Third
                                    City:  Santa Monica
                                    County:  Los Angeles
                                    State:  California


         1.2      FLOOR AREA:       Rentable Area: 16,162 square feet on second floor and                          (Article 2)
                                      11,291 square feet on the third floor for a total of
                                      27,453 square feet.
                                    Usable Area: 14,430 square feet on second floor and
                                      10,081 square feet on the third floor for a total of
                                      24,512 square feet.

         1.3      TERM:             Sixty (60) months.                                                             (Article 3)

         1.4      BASIC RENT:                              Dollars Per           Dollars Per
                                    Months            Rentable Square Foot         Month
                                    ------            --------------------         -----

                                    1-60                      $1.70              $46,670.10                        (Article 4)

         1.5      EXPENSES:         Tenant shall pay Tenant's Share of all Expenses that                           (Article 6)
                                    exceed Landlord's Base Year Costs together with other
                                    items of Expense as set forth in Article 6.  Tenant's Share is 43.617%.  The Base Year shall be the calendar year 1995.

         1.6      AFTER-HOURS       As  of  the  Commencement  Date,  Tenant  shall  pay                           (Article 12)
                  CHARGES:          After-Hours Charges for Air Conditioning at $25.00 per
                                    hour per unit.

         1.7      PREPAID           Tenant shall pay the Basic Rent for the first month of the                     (Article 4)
                  RENT:             term upon execution of this Lease.

         1.8      SECURITY None.                                                                                   (Article 9)
                  DEPOSIT:

         1.9      LANDLORD'S        c/o TRANSPACIFIC DEVELOPMENT COMPANY                                           (Article 37)
                  ADDRESS FOR       2377 Crenshaw Boulevard, Suite 300
                  NOTICES:          Torrance, California 90501-3325

         1.10     TENANT'S          Century Southwest Cable Television, Inc.                                       (Article 37)
                  ADDRESS FOR       2939 Nebraska
                  NOTICES:          Santa Monica, CA 90404
                                    Attention:  Ms. Margaret Bellville
                                    or, after the commencement of the term, to the Premises.
                                    and
                                    Legal Department
                                    c/o Century Communications Corp.
                                    50 Locust Avenue
                                    New Canaan, CT 06840

         1.11     BROKER:           Transpacific Development Company; Julien J. Studley,                           (Section 39.3)
                                    Inc.; Cushman & Wakefield.

         1.12     GUARANTY:         The performance of Tenant's
                                    obligations under this Lease is guaranteed
                                    by Century Communications Corp., a Texas
                                    corporation, pursuant to a Guaranty
                                    Agreement in the form attached hereto as
                                    Exhibit G.

2. PREMISES

         2.1. The approximate location of the premises (the "Premises") leased hereunder is shown on the drawing attached hereto as Exhibit A. The Premises consist of that certain space situated in the building (the "Building") described in Section 1.1 hereof. The total rentable area of the Building is stipulated to be 62,940 square feet. As used in this Lease, the following terms have the meanings indicated:

              2.1.1. The term "gross area" or "gross square footage" means the entire area being measured, including vertical elevator and ventilation shafts, maintenance, telephone, mechanical and electrical rooms and closets, and all other public areas measured from the exterior of exterior walls and from the center line of interior demising walls;

              2.1.2. The term "usable area" or "usable square footage" means the entire floor area of tenant space being measured, excluding vertical shafts and all public areas, measured from the exterior walls and the exterior of interior corridor walls, and the center line of interior demising walls; and

              2.1.3. The term "rentable area" or "rentable square footage" means the entire area measured in the same way within exterior Building walls including all common or public areas of the Building allocated proportionately to each floor of the Building but excluding public stairwells and such vertical shafts. As to the area leased by Tenant, the rentable area is stipulated to be the usable area of the Premises increased by twelve percent (12%).

         2.2. Landlord and Tenant have satisfied themselves that the "usable area" and "rentable area" of the Premises and the "rentable area" of the Building as specified in this Lease are accurate, and they agree to be bound for all purposes of this Lease to use such usable area and rentable area as are herein stipulated. Neither Landlord nor Tenant shall have any claims against the other, or any defense to enforcement of this Lease, due to any subsequently discovered variation between the usable area and the rentable area stipulated herein and the actual usable area or rentable area of the Premises or the actual rentable area of the Building.

         2.3. The Premises are (or when constructed will be) a part of a business/commercial complex consisting of the Building and other buildings, landscaping, parking facilities and other improvements described as the "Project" in Section 1.1 hereof and the underlying land. The Project is generally shown on the drawing attached hereto as Exhibit A-1. Landlord may, in its sole discretion, change the size, shape, location, number and extent of any or all of the improvements in the Project without any liability to or consent of Tenant, except that, unless required to comply with applicable legal requirements, there shall be no material change in the interior of the Premises or the access to the Premises or the location and quantity of parking facilities serving the Premises. Landlord's voluntary changes to the Project shall not materially increase Tenant's obligation to pay Expenses pursuant to Article 6. Landlord shall use commercially reasonable efforts to provide Tenant with five
(5) business days prior notice (or shorter notice in case of emergency) of any of the actions described in this Section 2.3, and in Sections 2.4 and 2.5 below, to be taken by Landlord if such action will substantially interfere with Tenant's ability to (i) conduct business in the Premises, (ii) gain access to and from the parking facilities and adjacent streets, or (iii) use the parking facilities. However, Tenant shall have no claim for damages in case of Landlord's failure to give such notice. Landlord shall in all events act reasonably to avoid or minimize material interference with Tenant's use due to Landlord's actions under this Section 2.3 and Sections 2.4 and 2.5 below. Tenant does not rely on the fact nor does Landlord represent that any specific tenant or number of tenants shall occupy any space in the Project.

         2.4. Landlord reserves the right to use the roof and exterior walls of the Premises, and the area beneath, adjacent to and above the Premises, together with the right (subject to Section 2.3 above) to install, use, maintain and replace equipment, machinery, pipes, conduits and wiring through the Premises, which serve other parts of the Project, in a manner and in locations which do not unreasonably interfere with Tenant's use of the Premises. No light, air or view easement is created by this Lease.

         2.5. Tenant hereby acknowledges that the Project is being, or may be, constructed or reconstructed in phases, and that by reason of construction or reconstruction activities there may be temporary incidents thereof such as dust, dirt, barricades, detours, equipment or material in the Building or Common Areas. Tenant hereby agrees that so long as Landlord conducts such activities in a reasonable manner (including reasonable efforts to avoid or minimize interference with Tenant's use) Landlord shall not be liable for any such incidents of construction or reconstruction.

         2.6. Except as specifically provided in the "Construction Provisions" describing the construction of leasehold improvements (if any), attached hereto as Exhibit C, Tenant shall lease the Premises on an "As Is" basis and Landlord shall have no obligation to improve, remodel, alter or otherwise modify the Premises prior to Tenant's occupancy. Landlord shall deliver the "Base Building," as that term is defined on the Construction Provisions, to Tenant on the date which is the first business day following the full execution and delivery of this Lease by Landlord and Tenant and Tenant's delivery of the Guaranty Agreement, in the form attached as Exhibit Gateway to this Lease, fully executed by the Guarantor named therein and in Section 1.12 above. If Landlord does not deliver the Base Building by the date which is five (5) business days after the delivery date established in the preceding sentence (the "Outside Date"), then Tenant shall have the right to deliver a notice to Landlord (a "Termination Notice") electing to terminate this Lease effective upon the date occurring fifteen (15) business days following receipt by Landlord of the Termination Notice (the "Effective Date"). If Landlord delivers the Base Building after Tenant's delivery of a Termination Notice but before the Effective Date, Tenant's Termination Notice shall be disregarded and this Lease shall continue in full force and effect. Upon any termination as set forth in this Section 2.6, Landlord and Tenant shall be relieved from any and all liability to each other resulting hereunder except that Landlord shall return to Tenant any prepaid rent. Tenant's right to terminate this Lease, as set forth in this Section 2.6, shall be Tenant's sole and exclusive remedy at law or in equity for the failure of the delivery of the Base Building to occur as set forth above.

         2.7. Landlord shall maintain and operate the Building in a manner comparable to other first-class office buildings in Santa Monica.

3. TERM

         3.1. Commencement Date. The term of this Lease shall be for the duration set forth in Section 1.3 hereof. The term of this Lease shall commence on the earlier to occur of (i) one hundred ten (110) days after the full execution and delivery of this Lease and delivery of possession of the Premises, or (ii) if the date Tenant (or any subtenant) occupies or commences using any part of the Premises for the conduct of Tenant's business occurs before one hundred ten (110) days after the full execution and delivery of this Lease and delivery of possession of the Base Building, then on the date which represents the midpoint between the date such beneficial use begins and one hundred ten
(110) days after the full execution and delivery of this Lease and delivery of possession of the Premises. The date on which the term of this Lease commences pursuant to the foregoing (the "Commencement Date") shall be confirmed by Landlord and Tenant in the form set forth in Exhibit B attached hereto when the same can be ascertained. Failure of Tenant to execute Exhibit B within ten (10) days after written request from Landlord shall be a material default hereunder. This Lease shall be a binding contractual agreement effective upon the date of execution hereof by both Landlord and Tenant, notwithstanding the later commencement of the term of this Lease; and Tenant's use and occupancy of the Premises prior to the Commencement Date shall be subject to all terms and conditions of this Lease, except that Tenant shall not be obligated to pay Rent prior to the Commencement Date.

         3.2. Duration of Term. Tenant has Options to Extend Term under Article 43 below. If the Lease is extended by virtue of an Option to Extend Term, references herein to "term of this Lease" and words of similar import shall mean the term specified in Section 1.3 (the "Initial Term"), together with any Extended Term(s) under Article 43, unless otherwise expressly stated or required by the context.

4. RENT AND EXPENSE PAYMENTS

         4.1. General. The "Rent" or "Rental" hereunder is composed of "Basic Rent" as set forth in Section 1.4 hereof and adjustments thereto as hereinafter provided. The term "Expenses" hereunder means all costs, expenses, fees, charges or other amounts described in Article 6. Tenant agrees to pay to Landlord all Rent and Expenses required under this Lease, which shall be payable monthly to Landlord (unless expressly provided otherwise), without deduction or offset (except as herein expressly provided), in lawful money of the United States of America at the office maintained by Landlord in the Project or at such other place as Landlord may from time to time designate in writing. Notwithstanding any contrary provisions of this Lease, all Expenses, late payment fees, interest, "After-Hours Charges" parking fees payable under the "Parking License Agreement" attached hereto, and all other sums of money or charges required to be paid pursuant to this Lease shall be deemed "Additional Rent" for the Premises; and in any notice to pay rent or quit the Premises, Landlord may include and designate same as rent then past due and owing, if such is the case. No acceptance by Landlord of partial payment of any sum due from Tenant shall be deemed a waiver by Landlord of any of its rights to the full amount due, nor shall any endorsement or statement on any check or accompanying letter from Tenant be deemed an accord and satisfaction. Any Rent payments or other sums received from Tenant or am other person shall be conclusively presumed to have been paid on Tenant's behalf, unless Landlord has been given prior written notice to the contrary by Tenant. Tenant agrees that the acceptance by Landlord of any such payment shall not constitute a consent by Landlord or a waiver of any of its rights under this Lease. In no event shall the foregoing be construed as requiring Landlord to accept any Rent or other sums from any person other than Tenant or an "Affiliate" of Tenant (as defined in Section 28.12 hereof). If the term hereof begins or ends on a day other than the last day of a month, then the Rent and Expenses for such month shall be prorated based on the actual number of days in such month. All prorations of Rent or Expenses under this Lease for fractional periods shall be based on the actual number of days in such month or year in question.

         4.2. Basic Rent. Tenant shall pay the "Basic Rent" set forth in Section
1.4 hereof on the first day of each month in advance, beginning on the Commencement Date. Landlord may, but shall not be obligated to, send a bill or statement for Rent to Tenant each month, but Tenant shall be obligated to pay Rent on the first day of each month regardless of whether or not it receives a bill or statement.

         4.3. Prepaid Rent. Tenant shall pay prepaid Basic Rent for the first month of the term concurrently with the execution of this Lease, as set forth in
Section 1.7 hereof. The prepaid Basic Rent shall be credited against the Basic Rent due on the Commencement Date; and if the Commencement Date is a day other than the first day of a calendar month, the unused portion of the prepaid Basic Rent shall be credited against the Basic Rent for the second month of the term.

5. INTENTIONALLY OMITTED

6. EXPENSES

         6.1. Tenant shall pay its share of "Expenses" on the first day of each month during the term hereof or otherwise as set forth in this Article 6. The monthly Expenses payable by Tenant hereunder consist of the amount by which Tenant's Share of Expenses exceeds Landlord's Base Year Costs (as such terms are hereinafter defined), calculated as follows: Total Expenses (estimated or actual) multiplied by Tenant's Share minus Landlord's Base Year Costs, divided by twelve (12) months.

         6.2. Definitions. As used in this Lease, the following terms have the meanings indicated:

              6.2.1. "Landlord's Base Year Costs" means the annualized dollar amount which results from multiplying the total Expenses incurred by Landlord during the Base Year (including any adjustment thereto pursuant to Section 6.5.2 below) by Tenant's Share. Such amount constitutes the amount per year which Landlord agrees to pay towards Expenses allocable to the Premises, without reimbursement from Tenant. Landlord and Tenant intend that, insofar as is commercially reasonable Landlord's Base Year Costs shall be calculated in a manner which avoids unfairly overstating or understating the Expenses for the Base Year. Accordingly, to the extent any item of Expenses is permitted to be included, pursuant to the terms of this Lease, in the calculation of Landlord's Base Year Costs, the amount of same shall be included therein or, if not so included, such item shall be excluded in calculating the Expenses during any "Subsequent Year," as defined in Section 6.2.6 below. Notwithstanding the foregoing, if Landlord omits from the calculation of Landlord's Base Year Costs an item of Expense properly includable therein, Landlord may include such item in Expenses for Subsequent Years provided Landlord first grosses-up Landlord's Base Year Costs to include the cost of such item during the Base Year. Furthermore, nothing in this Section 6.2.1 shall be construed to require that Landlord include in the calculation of Landlord's Base Year Costs any Expenses which Landlord is not required to and does not incur during the Base Year. Furthermore, notwithstanding anything to the contrary contained in this Lease, the amount of that certain portion of Expenses attributable to any taxes (collectively, the "Tax Expenses") for the Base Year (collectively, "Base Taxes") shall be calculated exclusive of any reduction achieved pursuant to the California Revenue and Taxation Code, Section 51 ("Proposition 8 reduction"). If in any Subsequent Year (the "Adjustment Year") the amount of Tax Expenses decreases below the amount of Base Taxes as a result of a Proposition 8 reduction, then for purposes of all ensuing Subsequent Years, including the Adjustment Year, the Base taxes shall be decreased by an amount equal to the decrease in Tax Expenses in the Adjustment Year. Conversely, if the Tax Expenses thereafter decrease by a lesser amount during any Subsequent Year after the Adjustment Year (the "Readjustment Year") as a result of Landlord's failure to secure a Proposition 8 reduction which is greater than or equal to the Proposition 8 reduction secured during the Adjustment Year, then for purposes of all Subsequent Years, including the Readjustment Year, the Base Taxes shall only be decreased by an amount equal to the decrease in Tax Expenses during such Readjustment Year.

              6.2.2. The term "Expenses" means all expenses, costs and fees paid or incurred by Landlord during any calendar year during the term hereof in connection with or attributable to the Building and Common Area (as described hereinafter), including any parking facilities therein (reduced by the amount of any rebates received by Landlord), for:

                     6.2.2.1. Electricity, water, gas, sewer, and all other utility services to or for the Building or Common Area, including any utility taxes, fees, charges or other similar impositions paid or incurred by Landlord in connection therewith; and

                     6.2.2.2. Operation, maintenance, security services, replacement for normal wear and tear, repair, restriping or resurfacing of paving (provided that resurfacing of paved areas, as distinguished from restriping, shall not occur more than once every five years as to the entire Project or more than once each year as to more than twenty percent (20%) of the paved areas of the Project), management (including costs of on-site offices and personnel and a reasonable home-office overhead allocation), insurance (including public liability and property damage, rent continuation, boiler and machinery and extended coverage insurance and earthquake insurance, provided that if Landlord materially changes the types or amounts or deductibles of insurance coverage during any Subsequent Year, and such changes are not dictated solely by requirements of lenders or prudent property management practices, Landlord's Base Year Costs shall be increased to reflect the premium(s) Landlord would have paid if such insurance had been in effect for the Base Year), and cleaning of the Building and Common Area and all furnishings, fixtures and equipment therein, but excluding the costs of special services rendered to tenants (including Tenant) for which a separate charge is made, costs of leasing and preparing space for new tenants in the Building, or costs borne solely by Tenant under the Lease. The term "Expenses" includes the annual amortization of costs which are capital in nature (including financing at the then prevailing rate, if any) of any equipment, device or improvement which is required by a law enacted after the date of this Lease or reasonably incurred as a labor saving measure or to reduce Expenses (but only to the extent of the reasonably anticipated reduction in Expenses) with respect to the Building and Common Area where such costs are amortized over the useful life thereof and which do not inure primarily to the benefit of any particular tenant; and

                     6.2.2.3. All real property taxes and personal property taxes, licenses, charges and assessments which are levied, assessed, imposed or collected by any governmental authority or improvement or assessment district during any calendar year with respect to the Building or Common Area and the land on which the same is located, and any improvements, fixtures, equipment and other property of Landlord, real or personal, located in the Project and used in connection with the operation or maintenance of the Building or Common Area (computed on a cash basis or as if paid in permitted installments regardless of whether actually so paid), as well as any tax which shall be levied or assessed in addition to or in lieu of such taxes (it being acknowledged that because of the passage of laws which limit increases in real property taxes, government agencies may impose fees, charges, assessments or other levies in connection with services previously furnished without charge or at a lesser charge and which were previously paid for in whole or in part, directly or indirectly, by real property taxes), any gross profits, rent or excise tax or other similar tax, and any costs or expenses of contesting any such taxes, licenses, charges or assessments. Notwithstanding anything to the contrary set forth in the Lease, Expenses shall not include (i) any excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents or receipts), (ii) taxes on tenant improvements in any space in the Building or the Project based tip on an assessed level in excess of the building standard (and, for purposes of this Section 6.2.2.3 only, "building standard" shall mean an amount equal to $20.00 per usable square foot, increased on a cumulative compounded basis by five percent (5%) per annum), (iii) penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments of, and/or to file any tax or informational returns with respect to, any taxes when due, (iv) any real estate taxes directly payable by Tenant or any other tenant in the Building (other than as reimbursement of Expenses) under the applicable provisions in their respective leases, and (v) any entitlement fees, exactions or other costs and expenses required as a condition to any development or voluntary redevelopment of the Project (as distinguished from repair, reconstruction or re-tenanting of existing improvements), including any initial payments or costs made in connection with any child-care facilities, traffic demand management programs, transportation impact mitigation fees, water and sewage conservation, recycling, housing replacement and linkage fees, special assessment districts, infrastructure and transportation assessments, art programs, or parking requirements and programs. Nothing in the preceding clause (v) shall be construed as limiting Landlord's right, as provided elsewhere in this Lease, to include in Expenses cost items (whether similar or dissimilar to those listed in clause (v)) which Landlord must incur to comply with applicable legal requirements which apply without regard to the initial development or any voluntary redevelopment of the Project.

              6.2.3. Notwithstanding anything to the contrary in this Lease, during the Initial Term only, Expenses shall exclude any increase in real property taxes attributable to a "change in ownership" of the

Building, as defined in Title 18 of California Code of Regulations Section 462. Furthermore, Expenses shall not include the following except to the extent specifically permitted by a specific exception to the following:

                     6.2.3.1. Any payments under a ground lease or master lease relating to the Project.

                     6.2.3.2. Costs of items which, under generally accepted accounting principles consistently applied, are considered capital expenditures, except for such capital expenditures as are permitted under Section 6.2.2.2 above.

                     6.2.3.3. Rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a capital improvement which is specifically excluded in Subsection 6.2.3.2 above (excluding, however, equipment not affixed to the Building which is used in providing janitorial or similar services).

                     6.2.3.4. Costs incurred by Landlord for the repair of damage to the Building or any other part of the Project to the extent such costs exceed, as to Tenant's Share, $25,000 for any one incident.

                     6.2.3.5. Costs, including permit, license and inspection costs, incurred with respect to the installation of tenant or other occupant improvements made for tenant or other occupants in the Building or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Building, except that the foregoing shall not exclude any costs of repair, replacement or renovation of Common Area where such costs otherwise are includable in Expenses.

                     6.2.3.6. Marketing costs including leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building.

                     6.2.3.7. Expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Building.

                     6.2.3.8. Costs incurred by Landlord due to the violation by Landlord or any tenant of the terms and conditions of any lease or occupancy agreement in the Project.

                     6.2.3.9. Interest, principal, points and fees on any debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building or the Project, except that the foregoing shall not operate to exclude from Expenses interest, principal or amortization of capital expenditures authorized by this Lease.

                     6.2.3.10. Except for expenses in making repairs or keeping permanent systems in operation while repairs are being made, rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment ordinarily considered to be of a capital nature, except equipment not affixed to the Building which is used in providing janitorial or similar services.

                     6.2.3.11. Advertising and promotional expenditures.

                     6.2.3.12. Costs incurred in connection with upgrading the Building to comply with laws in effect prior to the Commencement Data.

                     6.2.3.13. Tax penalties incurred as a result of Landlord's negligence, inability to or unwillingness to make payments or to file any return when due.

                     6.2.3.14. Costs arising from Landlord's charitable or political contributions.

                     6.2.3.15. Costs for acquisition of sculpture, paintings or other objects of art.

                     6.2.3.16. Costs incurred in connection with the original development or construction of the Building or in connection with any major change in the Building, such as adding or deleting floors.

                     6.2.3.17. Costs in excess of $25,000 per year of correcting defects in or inadequacies of the design or construction of the Building.

                     6.2.3.18. Expenses resulting from the active negligence of the Landlord, its agents, servants or employees or another tenant, except that the foregoing shall not exclude from Expenses any premium increases for insurance Landlord maintains.

                     6.2.3.19. Legal fees, space planners' fees, real estate brokers, leasing commissions, and advertising expenses incurred in connection with the leasing of the Building.

                     6.2.3.20. Any bad debt loss, rent toss, or reserves for bad debts or rent loss.

                     6.2.3.21. Costs associated with the operation of the business of the partnership or entity which constitutes the Landlord, as distinguished from the costs of operation of the Building, including partnership accounting and legal matters, costs of defending any lawsuits with any mortgagees (except as the actions of Tenant or any other tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Building.

                     6.2.3.22. Costs (including attorneys' fees and costs) in connection with potential or actual claims, disputes, litigation or arbitration pertaining to Landlord and/or the Building and/or the Project.

                     6.2.3.23. The wages and benefits of any employee who does not devote substantially all of his or her time to the Building unless such wages and benefits are prorated to reflect time spent on operating and managing the Building vis-a-vis time spent on other matters.

                     6.2.3.24. Fines and penalties; provided; however, that fines or penalties for violation of legal requirements may be included in Expenses where Landlord reasonably determines that it is more economical to pay such fine or penalty while Landlord contests in good faith the interpretation or application of the particular legal requirement.

                     6.2.3.25. Costs in connection with any portion of the Building devoted to retail operations, unless the space involved is included in the 62,940 rentable square feet of the Building.

                     6.2.3.26. Costs arising from the presence of hazardous materials or substances in or about the Building or the site including, but not limited to, hazardous substances in the ground water or soil.

                     6.2.3.27. Costs of goods or services (including any overhead and profit increment) furnished by Landlord or subsidiaries, partners or affiliates of Landlord to the extent the same exceed the costs of such goods or services rendered by unaffiliated third parties on a competitive basis, in comparable buildings.

                     6.2.3.28. Landlord's general overhead and administrative expenses other than costs of on-site management.

                     6.2.3.29. The cost of any item reimbursable by insurance or condemnation proceeds or which would be reimbursable from insurance required to be maintained by Landlord under this Lease (or similar insurance on parts of the Project other than the Building).

                     6.2.3.30. Salaries of officers, executives or other employees of Landlord, any affiliate of Landlord, or partners or affiliates of such partners or affiliates, other than any personnel engaged in the management, operation, maintenance, and repair of the Building (but not leasing or marketing) and either (i) working in the Building management office, or (ii) where such individuals hold a position which is generally considered to be higher in rank than the position of the manager of the Building or the chief engineer of the Building, they are to have a direct involvement with the Project on a daily basis and their salaries are to be equitably allocated based on time devoted to the Project.

                     6.2.3.31. All items and services for which Tenant or any other tenant in the Project is required to reimburse Landlord (other than through Tenant's Share or any other tenant's share of Expenses).

                     6.2.3.32. Advertising and promotional expenditures, including but not limited to tenant newsletters (except that the cost of one annual newsletter may be included in Expenses) and Project or Building promotional gifts, events or parties for existing or future occupants, and the costs of signs (other than the Building directory and the repair or replacement of existing Building and Common Area signs) in or on the Project identifying the owner of the Building or any other building in the Project or other tenants' signs and any costs related to the celebration or acknowledgment of holidays.

                     6.2.3.33. Electric power or other utility costs for which any tenant directly contracts with the local public service company.

                     6.2.3.34. The cost of any work or services performed for any tenant (including Tenant) as such tenant's cost.

                     6.2.3.35. The cost of installing, operating and maintaining any specialty service, observatory, broadcasting facilities, luncheon club, museum, athletic or recreational club or child care facility.

                     6.2.3.36. The cost of furnishing and installing non-Building standard replacement bulbs and ballasts in tenant spaces.

                     6.2.3.37. The cost of any parties, ceremonies or other events for tenants or third parties which are not tenants of the Building, whether conducted in the Building, Project or in any other location.

                     6.2.3.38. Reserves of any kind, including but not limited to replacement reserves, and reserves for bad debts or lost rent or any similar charge not involving the payment of money to third parties.

                     6.2.3.39. Rent (or imputed rent) for up to a 5,000 rentable square foot management offices for the Project at a rental rate then being charged for comparable premises in the Project, but in no event shall such management office rent be increased by more than five percent (5%) per annum, on a cumulative compounded basis, during the term of this Lease.

                     6.2.3.40. All assessments and premiums shall be paid by Landlord in the maximum number of installments permitted by law and shall not be included as Expenses except in the year in which the assessment or premium installment is actually paid.

                     6.2.3.41. Payment of any management fee, whether paid to Landlord or an outside managing agent, in excess of the product of (i) three percent (3%) and (ii) gross revenues for the Building (adjusted in accordance with Section 6.5.2 below); provided, however, that Landlord may increase the percentage in the preceding clause (i) in any Subsequent Year so long as Landlord also recalculates Landlord's Base Year Costs of management fees at the same increased percentage.

                     6.2.3.42. Any costs expressly excluded from Expenses elsewhere in this Lease.

                     6.2.3.43. Any costs, fees, dues, contributions or similar expenses for industry associations or similar organizations: provided, however, that Expenses may include the cost (exclusive of travel or lodging) of attendance by an employee or agent of Landlord at three BOMA, IREM or similar seminars in any given year.

                     6.2.3.44. The entertainment expenses and travel expenses of Landlord, its employees, agents, partners and affiliates.

                     6.2.3.45. Costs of traffic studies, environmental impact reports, transportation system management plans and reports, and traffic mitigation measures which are applicable due to the development or redevelopment of the Project (as distinguished from the repair, reconstruction or re-tenanting of existing improvements in the Project, as permitted to be included in Expenses under this Section 6.2.

                     6.2.3.46 Any costs recovered by Landlord to the extent the same would unnecessarily duplicate an item of cost recovery contemplated by this Lease.

                     6.2.3.47 Any profit made by Landlord in connection with Landlord's collections of Operating Costs.

                     6.2.3.48 Any cost for which Landlord has been reimbursed or receives a credit, refund or discount, provided if Landlord receives the same in connection with any costs or expenditures previously included in Expenses for a given year, Landlord shall immediately reimburse Tenant for any overpayment for such year or, if such overpayment applies to the Base Year, Landlord shall make a corresponding reduction in Landlord's Base Year Costs.

              6.2.4. The term "Common Area" means that portion of the Project other than the Building and other buildings for lease to tenants which is from time to time designated and improved for nonexclusive, common use by more than one person. The general location of the Common Area is shown on Exhibit A-1 attached hereto and incorporated by reference. The Common Area includes parking facilities in the Project.

              Any cost or expense included in Expenses which is attributable to Common Area shall be prorated by Landlord to the Building based on the proportion which the total rentable area of the Building bears to the total rentable area of the Project from time to time devoted to office use, or as to retail areas of the Project by such other fair and reasonable method of allocation based on use or benefit as Landlord may determine, except that, with regard to taxes, Landlord may use such allocation of taxes among the various parcels in the Project as may have been used by the taxing authority.

              6.2.5. The term "Base Year" means the calendar year specified at
Section 1.5.

              6.2.6. The term "Subsequent Year" means the first full calendar year following the Base Year and each calendar year, or part thereof, thereafter occurring during the term of this Lease.

              6.2.7. "Tenant's Share" is hereby agreed by Landlord and Tenant to be the percentage set forth in Section 1.5 hereof.

         6.3. Payment of Estimated Expenses. Tenant shall pay estimated Expenses to Landlord as follows:

              6.3.1. Landlord shall submit to Tenant, on or before March 31 of the first Subsequent Year or as soon thereafter as Landlord has sufficient data, a reasonably detailed statement showing the Expenses for the Base Year.

              6.3.2. For each Subsequent Year, Landlord shall submit to Tenant, prior to January 1 of such Subsequent Year or as soon thereafter as practicable, a reasonably detailed statement showing the estimated Expenses for such Subsequent Year, itemized on a line-item basis. The determination of estimated Expenses hereunder shall be made by Landlord based upon Landlord's experience with actual costs and projections. Tenant shall pay monthly to Landlord an amount equal to the excess of (a) the sum of the total annual estimated Expenses multiplied by Tenant's Share minus (b) Landlord's Base Year Costs, over (c) twelve (12) months. If Landlord does not submit said statement to Tenant prior to January 1 of any such Subsequent Year, Tenant shall continue to pay its share of estimated Expenses at the then existing rate until such statement is submitted, and, thereafter, at the monthly Rent payment date next following the submittal of such statement, shall pay its share of estimated Expenses based on the rate set forth in such statement together with any amounts based on such rate which may have theretofore accrued from January 1 of such Subsequent Year. Landlord may revise such estimated Expenses at the end of any calendar quarter, and Tenant shall pay Tenant's Share of such revised estimated Expenses after notice thereof as herein provided.

         6.4. Payment of Actual Expenses. Actual Expenses shall be reconciled against payments of estimated Expenses as follows:

              6.4.1. On or before March 31 of the second Subsequent Year and each Subsequent Year thereafter, or as soon thereafter as Landlord has sufficient data (which data Landlord shall diligently gather), Landlord shall submit to Tenant a reasonably detailed statement showing the actual Expenses paid or incurred by Landlord during the previous calendar year. If Tenant's Share of such actual Expenses is less than the amount of estimated Expenses for such previous year theretofore paid by Tenant, then Landlord shall credit the amount of such difference against the next installment of Basic Rent which may thereafter be due from Tenant (or, at the end of the Lease Term, Landlord may credit such difference against any amounts then owed to Landlord by Tenant and refund the excess (if any) to Tenant); provided, however, that in no event shall Tenant receive a credit as provided herein for any amount calculated to be less than Landlord's Base Year Costs. If Tenant's Share of such actual Expenses is more than the amount of the estimated Expenses for such previous year theretofore paid by Tenant, then Tenant shall, within thirty (30) days following the submittal of such statement to Tenant, pay to Landlord the full amount of such difference.

              6.4.2. The reconciliation of the Expenses paid by Tenant for the calendar year in which this Lease terminates shall be made upon Landlord's submittal to Tenant of the statement of actual Expenses for such calendar year. The estimated and actual Expenses for such calendar year shall be prorated based on the actual number of days in such calendar year that this Lease was in effect, based on a 365-day year, and shall be compared. If pursuant to such comparison it is determined that there has been an underpayment or an overpayment by Tenant for such calendar year, Landlord shall refund the overpayment to Tenant, or Tenant shall pay the amount calculated as owing to Landlord, as the case may be, within thirty (30) days after the submittal of the statement by Landlord. This provision shall survive the expiration or termination of the Lease.

If Landlord deems it advisable, Landlord may submit partial year statements pursuant to this Section 6.4.2 in order to cause an earlier reconciliation of Expenses for the calendar year in which this Lease terminates.

         6.5. Other Expense Provisions.

              6.5.1. Notwithstanding any provision of this Article 6 to the contrary, if at any time during the term of this Lease any tenant, pursuant to an express provision in its lease and with Landlord's approval, contracts for certain Building or Common Area services to be provided directly to it and at its expense, which services would normally be furnished by Landlord (e.g., janitorial, maintenance, utilities, etc.), then Landlord may make an equitable adjustment in calculating Tenant's Share of Expenses to the end that the cost of the remaining services provided by Landlord are shared proportionately by all tenants receiving such services.

              6.5.2. Notwithstanding anything to the contrary set forth herein, if during the Base Year or any Subsequent Year less than ninety-five percent (95%) of the rentable area in the Building is leased and occupied during the entire year, all "Variable Components," as that term is defined in this Section 6.5.2, of Expenses for such year shall be grossed-up, employing sound accounting and property management principles, to the amount such Variable Components would have been in the event the Building had been ninety-five percent (95%) leased and occupied during the entire year and the adjusted amount of the Variable Components shall be used in determining Expenses for such year. "Variable Components" shall be those components that vary based upon occupancy levels and shall specifically exclude "Fixed Costs," as defined herein. For this purpose, "Fixed Costs" means (i) all real property taxes and other taxes, charges and assessments described in Section 6.2.2.3, (ii) premiums incurred by Landlord for liability insurance and property damage insurance relating to Landlord's ownership and/or operation of the Project and/or the Building, (iii) landscaping costs relating to the Project and/or the Building, (iv) costs, including janitorial and utility costs, relating to portions of the Common Areas located outside the Building and the portions of the Common Areas located within the Building, which Common Areas are not located on floors of the Building above the lobby level of the Building, (v) overhead and administrative fees and expenses (but not management fees, which vary based on occupancy), (vi) Building management office rent, and (vii) exterior window washing costs.

              6.5.3. The computation of Expenses pursuant to this Article 6 is intended to constitute a formula for an agreed sharing of costs by tenants, and may or may not constitute an exact reimbursement to Landlord for costs paid or incurred by Landlord, and for Landlord's administration.

              6.5.4. Any delay or failure of Landlord in computing or billing for Expenses shall not constitute a waiver of, or in any way impair, the obligation of Tenant to pay Expenses hereunder. However, Tenant shall not be charged interest on unpaid Expenses which have accrued during such time that Landlord has failed to submit a statement for such Expenses. Furthermore, with the exception of real property taxes, Landlord shall not bill Tenant for Expenses (other than real property taxes) more than one (1) year after Landlord's delivery of the statement called for under Section 6.4.1 above.

              6.5.5. Tenant's Right of Audit. Tenant shall have the right to audit Landlord's records in accordance with the provisions of this Section 6.5.5.

                     6.5.5.1. Tenant shall give Landlord no less than thirty
(30) days' prior written notice of Tenant's intent to audit ("Audit Notice"), which Audit Notice must be given to Landlord within one (1) year following the date of Tenant's receipt of the statement called for under Section 6.4.1 which Tenant potentially wishes to dispute (the "Disputed Statement"). Tenant may conduct an audit no more than once in any calendar year. If as a result of Tenant's audit, Tenant believes the Disputed Statement is incorrect, Tenant shall give Landlord written notice of the alleged discrepancies. If Landlord and Tenant are unable to resolve their difference within sixty (60) days, the matter shall be submitted for determination pursuant to Section 6.5.5.2 below.

                     6.5.5.2. If the parties are unable to timely resolve a dispute hereunder, the records relating to the Disputed Statement shall be audited by an independent certified public accountant selected by Landlord and approved by Tenant, such approval not to be unreasonably withheld or delayed. The audit shall be conducted at the office where such records are maintained during regular business hours. The auditor shall deliver a certified copy of the audit to Landlord concurrently with the delivery of such audit to Tenant. No records or copies of records in any form may be removed from the office where such records are maintained.

                     6.5.5.3. Any audit conducted under Section 6.5.5.2 shall be binding and conclusive on the parties. If such audit reveals that Landlord has overcharged Tenant, then Landlord shall reimburse Tenant within thirty (30) days after the later to occur of (a) Landlord's receipt of Tenant's written demand therefor, or (b) Landlord's receipt of a certified auditor's report. If such audit discloses that Tenant was undercharged, then notwithstanding any contrary provision contained in this
Article 6, Tenant shall pay to Landlord the difference within thirty (30) days after written demand therefor from Landlord.

                     6.5.5.4. Tenant shall pay the costs and expenses of such audit; however, if the audit shall disclose that the difference in Expenses is in excess of three percent (3%) (favoring Landlord), and provided and so long as Landlord has not disputed the auditor's report, then Landlord shall pay the reasonable, usual and customary costs of such audit (exclusive, however, of travel and lodging costs and attorneys' fees), up to a maximum of $3,000).

                     6.5.5.5. Tenant shall not be permitted to conduct an audit at any time Tenant is in default of this Lease; provided, however, that Tenant's audit rights shall not be suspended in case of only a material non-monetary default which Tenant is then contesting by the prosecution or defense of appropriate legal proceedings.

7. TAXES PAYABLE SOLELY BY TENANT

         7.1. In addition to the Rental and Expenses to be paid by Tenant, Tenant shall pay before delinquency and without notice or demand by Landlord any and all taxes levied or assessed on and which become payable by Tenant during the term of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources, capital stock taxes, and estate and inheritance taxes), whether or not now customary or within the contemplation of the parties hereto, which are based upon, measured by or otherwise calculated with respect to: (i) the gross or net Rent payable under this Lease, including, without limitation, any gross receipts tax or any other gross income tax or excise tax levied by any taxing authority with respect to the receipt of the Rental hereunder; (ii) the value of Tenant's equipment, furniture, fixtures or other personal property located in the Premises; (iii) the possession, lease, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof; (iv) the value of any improvements, alterations or additions made in or to the Premises by or on behalf of Tenant, except for Building standard improvements (which, for purposes of this Section 7.1 only, are improvements not exceeding $20.00 per usable square foot) or (v) this transaction or any recorded document to which Tenant is a party. Real property taxes on improvements which are installed as part of Landlord's Work shall be deemed to be included in the taxes described in Section 6.2.2.3 above, as to which Tenant shall pay Tenant's Share. If it is not lawful for Tenant to reimburse Landlord for any such taxes paid or incurred by Landlord, the Rent shall be revised so as to net Landlord the same net Rent after imposition of such taxes as would have been payable prior to the imposition of such taxes.

8. LATE PAYMENTS

         8.1. If Tenant fails to pay Landlord when due any Rent, Expenses or other sums owing to Landlord pursuant to the terms of this Lease, said late payment shall bear interest at the Agreed Rate as herein provided and for each such late payment that is not paid within five (5) days after the date the same was due, Tenant shall pay to Landlord a service charge equal to five percent (5%) of the overdue amount; provided, however, that on no more than one (1) occasion during any twelve (12) month period, Landlord shall give Tenant a notice of delinquency and a five (5) day grace period thereafter before imposing such service charge. Tenant acknowledges and agrees that such late payment by Tenant will cause Landlord to incur costs and expenses not contemplated by this Lease, the exact amounts of which will be extremely difficult to ascertain. and that such service charge represents a fair estimate of the costs and expenses which Landlord would incur by reason of Tenant's late payment. Tenant further agrees that such service charge shall neither constitute a waiver of Tenant's default with respect to such overdue amount nor prevent Landlord from exercising any other right or remedy available to Landlord.

9. INTENTIONALLY OMITTED

10. INTENTIONALLY OMITTED

11. USE

         11.1. The Premises shall be used and occupied by Tenant for general office purposes consistent with a first-class office building (and uses incidental thereto as shown on the Plans to be approved by Landlord pursuant to Exhibit C) and for no other purpose without the prior written consent of Landlord, which Landlord may withhold in its sole discretion. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises, the Building, or the Project, with respect to the suitability thereof for the conduct of Tenant's business. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein which will in any way increase the existing rate of or affect or cause a cancellation of any standard form fire or other policy of insurance covering the Building, Common Area, or the Premises or any of its contents, nor shall Tenant sell or permit to be kept, used or sold in or about the Premises any article which may be prohibited by a standard form policy of insurance; provided, however, that Landlord's approval of Tenant's Plans pursuant to Exhibit C shall constitute Landlord's acknowledgment that Tenant's office use as contemplated by the Plans will not affect the rate of Landlord's insurance or be prohibited thereunder. Tenant shall promptly upon demand reimburse Landlord for any additional premium charged for any such insurance by reason of Tenant's failure to comply with the provisions of this Article 11. Tenant agrees that it will use the Premises in such manner as not to interfere with the rights of other tenants of the Building or Common Area. Tenant shall neither use nor allow the Premises, Building or Common Area to be used for any unlawful purpose, nor cause, maintain or permit any nuisance or waste in, on or about any portion of the Project. Tenant will not place a load upon any floor exceeding the floor load which such floor was designed to carry, and Landlord reserves the right to prescribe the location of any safe or other heavy equipment in the Premises. Tenant shall not use or allow anything to be done in or about the Premises or the Project which will in any way conflict with any law, ordinance or governmental regulation or requirement of any board of fire underwriters or any duly constituted public authority now in force or hereafter enacted or promulgated affecting the use or occupancy of the Premises, and shall promptly comply with all such laws or requirements at its sole cost and expense. The judgment of any court of competent jurisdiction or any admission by Tenant that Tenant has violated any such law, statute, ordinance, rule, regulation or requirement shall be conclusive of such fact as between Landlord and Tenant.

12. SERVICE AND UTILITIES

         12.1. Landlord's Obligations. Landlord shall as a part of Expenses make available to the Premises during the Building's normal business hours as set forth in Rule 17 of the Rules and Regulations described in Article 36 hereof, air conditioning, heating and ventilation as may be required for the comfortable use of the Premises (or as otherwise specified in the Plans approved by Landlord pursuant to Exhibit C), as well as elevator service, electric current for lighting and power at up to five (5) kilowatt/hours per usable square foot of the Premises' demand load on a continuous, annualized basis, and water for lavatory and drinking purposes. "Building Standard" fixtures and equipment are as described in Schedule A to Exhibit C attached hereto or, in absence thereof, as installed in the typical common corridor. Landlord shall as a part of Expenses replace Building Standard light bulbs, tubes and ballasts which need replacing due to normal use. Landlord shall also as a part of Expenses provide, twenty-four (24) hours per day, seven (7) days per week, throughout the Term, including the period of occupancy by Tenant prior to the Commencement Date, security for the Project, including the Building and the parking facilities in accordance with Landlord's existing security services. Landlord's security service shall provide Tenant, upon Tenant's request and subject to availability (which Landlord need not guarantee) with an escort by Landlord's security personnel to the vehicles of Tenant's employees located in the parking facilities. Landlord shall also as a part of Expenses maintain and keep lighted the common stairs, entries and toilet rooms in the Building and shall provide trash removal and janitorial service five (5) days per week, excluding weekends and the holidays listed in Rule 17 of the Rules and Regulations and window washing at least twice per year as to the exterior and once per year as to the interior (but excluding any Tenant-installed glass) in accordance with the janitorial specifications attached as Exhibit H to this Lease. Except as expressly provided in this Lease, Landlord shall not be in default hereunder or liable for any damages directly or indirectly resulting from, nor shall the Rent be abated or shall there be deemed a constructive or other eviction of Tenant by reason of (i) the installation, use or interruption of use of any equipment in connection with the furnishing of any of the foregoing utilities and services,
(ii) failure to furnish, or delay in furnishing, any such utilities or services when such failure or delay is caused by acts of God, acts of government, labor disturbances of any kind, or other conditions beyond the reasonable control of Landlord, or by the making of repairs or improvements to the Premises or any part of the Project, or (iii) governmental limitation, curtailment, rationing or restriction on use of water, electricity or any other service or utility whatsoever serving the Premises, Building or Common Area. Landlord shall be entitled to cooperate with the energy conservation efforts of governmental agencies or utility suppliers. The failure of Landlord to provide such services if consistent with the foregoing shall not constitute a constructive or other eviction of Tenant.

         12.2. After-Hours Charges. During non-business hours Landlord shall as a part of Expenses keep the public areas of the Building lighted and shall provide elevator service with at least one (1) elevator, but shall not be obligated to furnish heating, ventilation, lighting and/or air conditioning to the Premises. If Tenant requires heating, ventilation, lighting and/or air conditioning during non-business hours Tenant shall give Landlord at least twenty-four (24) hours prior notice of such requirement or shall follow such other procedure for activating the building energy management system as Landlord may advise Tenant, and Tenant shall pay Landlord the "After-Hours Charges" for such extra service at the rate set forth in Section 1.6 hereof. Such rates are subject to increase from time to time based on the amount of increases in Landlord's costs associated with providing such extra services. All payment required for After-Hours Charges shall be deemed to be Additional Rent and Landlord shall have the same remedies for a default in payment thereof as for a default in payment of Rent. Landlord shall endeavor to accommodate Tenant's request for non-business hours heating, ventilation, lighting or air conditioning made upon less than twenty-four (24) hours notice.

         12.3. Tenant's Services.

              12.3.1. Tenant shall pay, prior to delinquency, for all telephone charges and all other materials and services not expressly required to be paid by Landlord, which may be furnished to or used in, on or about the Premises during the term of this Lease. Tenant shall also pay, as Additional Rent, all charges and fees required to be paid by Tenant by the Rules and Regulations described in Article 36 of this Lease.

              12.3.2. Tenant shall have the right, at Tenant's sole expense, to install, maintain and replace a private heating, ventilation and air conditioning system or systems (the "Tenant HVAC System") separate from the Building HVAC system, in Tenant's computer rooms, user rooms and other areas contained wholly within the Premises, provided that such Tenant HVAC System does not materially interfere with the operation, maintenance, or replacement of the Building HVAC system.

              12.3.3. Tenant may, at its own expense, install its own security system ("Tenant's Security") in the Premises; provided, however, that Tenant shall coordinate the installation and operation of Tenant's Security with Landlord to assure that Tenant's Security is compatible with Landlord's security, and to the extent that Tenant's Security is not compatible with Landlord's security, Tenant shall not be entitled to install or operate it. Tenant shall be solely responsible for the monitoring and operation of Tenant's Security system. Tenant shall have the right to refuse admission of persons to the Premises, except for Landlord's representatives in the event of an emergency or pursuant to Landlord's entry right set forth in this Lease.

         12.4. Excess Utility Usage. Except as set forth in the Plans, Tenant will not without the prior written consent of Landlord (which consent shall not be unreasonably withheld, delayed or conditioned) use any apparatus or device in the Premises which will materially increase the amount of cooling or ventilation or electricity or water usually furnished or supplied for use of the Premises as general office space; nor shall Tenant connect with electric current (except through existing electrical outlets in the Premises) or water pipes, any apparatus or device for the purpose of using electrical current or water, except as may be provided in the Construction Provisions. Landlord shall make available to the Premises initially demised by this Lease electric current for lighting and power at up to eight (8) kilowatt/hours per usable square foot of the Premises per year. If Tenant uses electricity at a rate in excess of five (5) kilowatt/hours per usable square foot of the Premises per year, the cost to Landlord of any such excess use of utility service by Tenant (without any profit or mark-up) shall be paid by Tenant based on Landlord's reasonable estimates and costs. If Tenant requires or uses ventilation, cooling, water or electric current or any other resource in excess of that usually furnished or supplied for use of the Premises as general office space, Landlord may cause a special meter or other measuring device to be installed in or about the Premises to measure the amount of water, electric current or other resource consumed by Tenant. The cost of any such meter, and of the installation, maintenance and repair thereof, shall be paid for by Tenant, and Tenant agrees to pay Landlord promptly upon demand for all such water, electric current or other resource, as shown by said meter, at the rates charged by the local public utility or other supplier furnishing the same, plus any additional expense incurred by Landlord in keeping account of the foregoing and administering the same. If any lights, machines or equipment (including but not limited to computers) are used by Tenant in the Premises which materially affect the temperature or otherwise maintained by the heating, ventilation or air conditioning system, or generate substantially more heat in the Premises than would be generated by Building Standard lights or usual fractional horsepower office equipment, Landlord shall have the right to install any machinery and equipment which Landlord deems necessary to restore the temperature balance in any affected part of the Building, including but not limited to modifications to the Building Standard air conditioning equipment, and the cost thereof including the cost of installation and any additional cost of operation and maintenance occasioned thereby shall be paid by Tenant to Landlord upon demand. Any sums payable under this Section 12.4 shall be considered Additional Rent, and Landlord shall have the same remedies for a default in payment of such sum as for a default in the payment of Rent.

         12.5. When Tenant is required to pay Landlord for any service or utility not provided as part of Expenses, Tenant shall pay Landlord's "Actual Cost." "Actual Cost" shall be the actual costs paid or incurred by Landlord (including administrative costs and profit margins to the same extent, on a percentage basis, as are charged by Landlord as of the date of this Lease), unless such actual costs paid or incurred cannot be readily ascertained, in which event "Actual Cost" shall be the amount reasonably estimated by Landlord, including, when applicable, depreciation pertaining to increased utilization of certain equipment. Upon written request by Tenant from time to time, Landlord shall, within ten (10) business days thereafter, disclose to Tenant in writing the basis for any such estimate. In the event that such disclosure demonstrates that Landlord's estimate of its Actual Cost was unreasonably calculated, then Actual Cost shall be appropriately adjusted. In the case of any increase resulting from such adjustment, Tenant shall pay Landlord the difference within ten (10) days of Landlord's demand therefor. In the case of a decrease, Landlord shall pay to Tenant the difference within ten (10) days of Tenant's demand therefor. In the event that more than one tenant orders any extra service or utility, if any cost item is applicable to more than one tenant, such cost shall be apportioned among such tenants in accordance with the ratios of the rentable square footages of their respective premises. Such Actual Cost, to the extent reimbursed to Landlord by Tenant and/or other tenants, shall be netted out of Expenses to the extent previously charged to Expenses or to the extent that the work was performed by individuals whose salaries or charge for services are included in Expenses.

         12.6. Interruption of Services.

              12.6.1. Notwithstanding anything to the contrary contained in this Lease, if Tenant is prevented from using the Premises or any material portion thereof (the "Affected Area") to conduct its normal business operations and Tenant does not, in fact, use the Affected Area for a period of three (3) consecutive business days or more, (i) due to any service (including but not limited to passenger elevator service, janitorial service, HVAC, electricity or water) (collectively, the "Essential Services") not being provided to the Affected Area as required by the terms of this Lease, (ii) because of the presence, in a form or concentration in violation of applicable law then in effect, of "Hazardous Materials," as that term is defined in Section 45.6.1 below, regarded as unhealthful under applicable regulations then in effect in or about the Premises (which Hazardous Materials were not brought onto the Premises by Tenant or Tenant's employees, agents, licensees, or invitees), or (iii) due to "Force Majeure," as that term is defined in Section 39.19 below, then Tenant shall have the rights specified in Section 12.6.2 and, if applicable, Section 12.6.3.

              12.6.2. Tenant shall promptly deliver to Landlord notice (the "Cure Notice") of such condition and if Landlord fails to cure such condition within two (2) business days after delivery to it of the Cure Notice, then Rent applicable to the Affected Area (and to the extent parking passes rented by Tenant pursuant to this Lease correspond to the Affected Area and are not used by Tenant, then fees for such applicable parking passes shall be abated) from the date which is three (3) full business days after delivery to Landlord of the Cure Notice until the date when such failure is cured; provided, however, that if Tenant has previously paid Rent, including parking fees to Landlord for a period of time subsequent to the commencement of Tenant's right to abate Rent hereunder, then Landlord shall, within ten (10) business days following the date of such abatement, reimburse to Tenant the amount of such excess payments.

              12.6.3. If any condition set forth in Section 12.6.1 shall not be cured within one hundred eighty (180) days after Landlord's receipt of the Cure Notice, then Tenant, upon written notice to Landlord (the "Services Termination Notice") after the expiration of such one hundred eighty (180) day period (the "Termination Cure Period"), may terminate this Lease as to the entire Premises, which termination shall be deemed effective ten (10) business days after Landlord's receipt of Tenant's Services Termination Notice unless Landlord cures the condition giving rise thereto within such ten (10) business day period; provided, however, that such Termination Cure Period shall be extended for each day, up to a maximum of ninety (90) days, Landlord is delayed by Force Majeure, from curing the event which gave rise to the Rent abatement pursuant to Section 12.6.1.

13. ENTRY BY LANDLORD

         13.1. Landlord and its authorized representatives shall have the right to enter the Premises upon reasonable prior notice during normal business hours and at any time without notice in case of an emergency or to provide routine janitorial and maintenance services (i) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease, (ii) to maintain or to make any repair or restoration to the Building that Landlord has the right or obligation to perform, (iii) to install any meters or other equipment which Landlord may have the right to install, (iv) to serve, post or keep posted any notices required or allowed under the provisions of this Lease, (v) to post "for sale" signs at any time during the term, (vi) to show the Premises to prospective brokers, agents, buyers, tenants, or persons interested in an exchange (except that showing of the Premises to prospective tenants and their brokers shall be limited to the last nine (9) months of the term), (vii) where necessary for performance of Landlord's maintenance and repair obligations under this Lease, to shore the foundations, footings, and walls of the Building and to erect scaffolding and protective barricades around and about the Building or the Premises, but not so as to prevent entry into the Premises, and (viii) to do any other act or thing necessary for the safety or preservation of the Premises or the Building. Landlord shall have the right at all times to have and retain a key with which to unlock all doors in, upon and about the Premises excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to gain entry in an emergency, and any entry to the Premises obtained by Landlord in accordance with the foregoing shall not be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Tenant from the Premises or any portion thereof. Tenant hereby waives any claim for damages for any inquiry or inconvenience to or interference with Tenant's business and any loss of occupancy or quiet enjoyment of the Premises by reason of Landlord's exercise of its rights of entry in accordance with this Article 13 (unless Landlord or Landlord's agents or employees act negligently or wilfully, in which case the foregoing waiver shall apply only to the extent that the loss, damage or interference is covered by insurance Tenant maintains or is required by this Lease to maintain), and Tenant shall not be entitled to an abatement or reduction of Rent or Expenses in connection therewith, except as otherwise expressly provided in this Lease.

         13.2. Notwithstanding any contrary provision of Section 13.1 above, Tenant shall have the right to install its own locks in those portions of the Premises which Tenant reasonably requires to be closed to access by persons other than Tenant, all of which Tenant shall designate in writing to Landlord upon the Commencement Date and thereafter if there should be any changes thereto (herein collectively referred to as the "Secured Area"). Tenant shall be fully responsible for janitorial service to the Secured Area (and the same shall not be the obligation of Landlord ) comparable to janitorial services provided from time to time in other premises in the Building. In the event of any emergency in the Secured Area, Landlord, its agents, employees and contractors (or other third parties, i.e., police or fire officials) shall have the right to gain entrance into the Secured Area by any means deemed reasonably necessary under the circumstances without liability therefor to Tenant (except in the case of the negligence or willful misconduct by Landlord or its agents or employees, in which case Landlord's liability shall be limited to any uninsured loss sustained by Tenant), and Tenant shall be responsible for replacing any doors and repairing any damage at Tenant's sole cost and expense. Tenant shall also be solely responsible and shall reimburse Landlord, for any alterations made to doors and door frames made to accommodate any lock that is not Building Standard and shall pay to Landlord, upon the expiration or earlier termination of this Lease, the cost of replacing any such doors and frames.

14. MAINTENANCE AND REPAIR

         14.1. Landlord's Obligations. Landlord shall as part of Expenses maintain or cause to be maintained in good order, condition and repair the structural and common portions of the Building (including the Building's HVAC, plumbing, electrical and mechanical systems, the Building's fire and life safety systems and the Building's roof, slab flooring, exterior and bearing walls and exterior glass) and all Common Areas in the Project (except to the extent of damage to any of the foregoing caused by Tenant which shall be repaired by Landlord at Tenant's expense). Landlord shall not, however, be responsible for any maintenance or repair of plumbing systems installed within the Premises or any improvements, alterations or additions constructed by or at the direction of Tenant. Landlord shall not be liable, and neither Rent nor Expenses shall be abated, for any failure by Landlord to maintain and repair areas which are being used in connection with construction or reconstruction of improvements, or for any failure to make any repairs or perform any maintenance, unless such failure shall persist for an unreasonable time after written notice of the need thereof is given to Landlord by Tenant in which case Tenant shall have the rights specified in Sections 14.1.1 through 14.1.4 below. To the extent the provisions of this Article 14 are in conflict with any statute nor or hereafter in effect which would afford Tenant the right to make repairs at Landlord's expense or to terminate this Lease, the provisions of this Article 14 shall govern.

              14.1.1. If Tenant provides notice (the "Repair Notice") to Landlord of an event or circumstance which pursuant to the terms of this Lease requires Landlord to repair and/or maintain the Building or the Premises (a "Required Action"), and Landlord fails to provide the Required Action within the time period required by this Lease, or a reasonable period of time, if no specific time period is specified in this Lease, after the receipt of the Repair Notice (the "Notice Date"), or, in any event, does not commence the Required Action within ten (10) days after the Notice Date and complete the Required Action within thirty (30) days after the Notice Date (provided that if the nature of the Required Action is such that the same cannot reasonably be completed within a thirty (30) day period, Landlord's time period for completion shall not be deemed to have expired if Landlord diligently commences such cure within such period and thereafter diligently proceeds to rectify and complete the Required Act, as soon as possible), and if Landlord's failure to commence or complete the Required Action as herein provided materially, adversely affects Tenant's use and enjoyment of the Premises, then Tenant may deliver a second notice to Landlord specifying that Tenant intends to take the Required Action (the "Second Notice"). If Landlord fails to complete the Required Action within ten (10) days after receipt of the Second Notice, Tenant may then proceed to take the Required Action as herein provided.

              14.1.2. Notwithstanding Section 14.1.1, if there exists an emergency such that the Premises or a portion thereof are rendered untenantable and Tenant's personnel are forced to vacate the Premises or such portion thereof and if Tenant gives Landlord written notice of such emergency (the "Emergency Notice") and of Tenant's intention to take action with respect thereto (the "Necessary Action") and the Necessary Action is also a Required Action involving a material interruption in telephone, plumbing, electrical, or heating, ventilation or air conditioning systems or services for the Premises, Tenant may take the Necessary Action if Landlord does not commence the Necessary Action within one (1) business day after the Emergency Notice

(the "Emergency Cure Period") and thereafter use its best efforts and due diligence to complete the Necessary Action as soon as possible.

              14.1.3. If any Necessary Action will affect the systems and equipment located within the Building (the "Building Systems"), the structural integrity of the Building, or the exterior appearance of the Building, Tenant shall use only those contractors used by Landlord in the Building for work on the Building Systems, or its structure, and Landlord shall provide Tenant (when available and upon Tenant's request) with notice identifying such contractors and any changes to the list of such contractors, unless such contractors are unwilling or unable to perform such work or the cost of such work is not competitive, in which event Tenant may utilize the services of any other qualified and reputable contractors which normally and regularly perform similar work in comparable buildings except for any contractors who Landlord specifically notifies Tenant in writing within five (5) business days of Landlord's receipt of a Repair Notice or within one (1) business day of Landlord's receipt of an Emergency Notice that Tenant may not use for such work (which notice shall specify the commercially reasonable reasons for Landlord's not allowing Tenant to use such contractor).

              14.1.4. If any Required Action or Necessary Action is taken by Tenant pursuant to the terms of this Section 14.1, then Landlord shall reimburse Tenant for its reasonable and documented out-of-pocket costs and expenses in taking the Required Action or Necessary Action within thirty (30) days after receipt by Landlord of an invoice from Tenant which sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking the Required Action or Necessary Action on behalf of Landlord (the "Repair Invoice"). If Landlord does not promptly reimburse Tenant for the Repair Invoice, and Tenant thereafter obtains a final judgment against Landlord for such amount, then Tenant may deduct from the next Rent payable by Tenant under this Lease, the judgment amount (which may include the amount set forth in the Repair Invoice plus interest at the Agreed Rate and any award of attorneys' fees provided herein). Notwithstanding the foregoing, Tenant shall not be permitted to offset or deduct from Rent in any single calendar year an amount in excess of one (1) month's Basic Rent.

         14.2. Tenant's Obligations.

              14.2.1. Tenant shall, at its sole cost and expense, except for performance of Landlord's obligations as specified elsewhere in this Lease, maintain the Premises including all improvements therein in good order, condition and repair.

              14.2.2. In connection with Tenant surrendering possession of the Premises at the end of the Lease Term, Tenant agrees to repair any damage caused by or in connection with the removal of any article of personal property, business or trade fixtures, machinery, equipment, cabinetwork, furniture, movable partitions or permanent improvements or additions, including without limitation thereto, repairing the floor and patching and painting the walls where required by Landlord to Landlord's reasonable satisfaction, all at Tenant's sole cost and expense. Reasonable wear and tear shall be excepted from Tenant's restoration obligations hereunder. Tenant shall indemnify, defend and hold Landlord harmless against any loss, liability, cost or expense (including reasonable attorneys' fees) resulting from delay by Tenant in so surrendering the Premises. Tenant's obligation hereunder shall survive the expiration or termination of this Lease.

              14.2.3. If Tenant fails to maintain the Premises in good order, condition and repair, Landlord may give Tenant notice to do such acts as are reasonably required to so maintain the Premises. If Tenant thereafter fails to promptly commence such work and diligently prosecute it to completion, then Landlord shall have the right to do such acts and expend such funds at the expense of Tenant as are reasonably required to perform such work; provided, however, that Landlord shall exercise such right only where Tenant's failure to act is material and Landlord has given Tenant reasonable prior notice of Landlord's intention to perform such acts if Tenant fails to do so. Any amount so expended by Landlord (together with a charge for Landlord's administration and overhead equal to five percent (5%) thereof) shall be paid by Tenant promptly after demand, with interest at the Agreed Rate from the date of such work. Landlord shall have no liability to Tenant for any inconvenience or interference with the use of such work. Landlord shall have no liability to Tenant for any inconvenience or interference with the use of the Premises by Tenant as a result of performing any such work.

         14.3. Compliance with Law. Landlord and Tenant shall each do all acts required to comply with all applicable laws, ordinances, and rules of any public authority relating to their respective maintenance obligations as set forth herein.

15. ALTERATIONS AND ADDITIONS

         15.1. Tenant shall make no alterations, additions or improvements to the Premises or any part thereof having a cost in excess of Forty Thousand Dollars ($40,000) or which affects the exterior appearance of the

Premises or the Building or any common portion of the Building or any portion of the Common Area or the electrical, mechanical, plumbing or other systems in the Building or any structural elements of the Building, without obtaining the prior written consent of Landlord in each instance. Such consent may be granted or withheld in Landlord's reasonable discretion. Tenant shall reimburse Landlord for the reasonable cost of supervising any work for which Landlord's consent is required hereunder. Landlord may impose as a condition to such consent such requirements as Landlord may deem necessary in its reasonable discretion, including without limitation the requirement that Landlord be furnished with working drawings before work commences and that a bond be furnished (except that Landlord will waive the requirement of a bond so long as Century Communications Corp. is Guarantor and the then-Tenant is the entity initially named herein or an Affiliate), and requirements relating to the manner in which the work is done, the contractor by whom it is performed, and the times during which it is accomplished. Upon written request of Landlord prior to the expiration or earlier termination of the Lease, Tenant will remove at its expense any such alterations, improvements or additions to the Premises; provided, however, that if requested by Tenant at the time Tenant seeks Landlord's consent to alterations, improvements or additions, Landlord shall notify Tenant whether Landlord will require removal of such alterations, improvements or additions upon expiration of the term or earlier termination of this Lease and, provided further, that Tenant may, at any time within the last six (6) months of the term, request that Landlord promptly designate which alterations, improvements or additions Tenant is to remove (other than those as to which Landlord has made a prior determination to require or waive removal). Landlord will not require Tenant to remove the "Tenant Improvements" performed pursuant to the "Approved Working Drawings" (as such terms are defined in the Construction Provisions attached as Exhibit C to this Lease) or any Building standard floor covering or paint. Any damage done to the Premises in connection with any such removal shall be repaired at Tenant's sole cost and expense. Landlord may, in connection with any such removal which reasonably might involve damaging the Premises, require that such removal be performed by a bonded contractor or other person for which a bond satisfactory to Landlord has been furnished covering the cost of repairing the anticipated damage. Unless so removed, all such alterations, additions or improvements shall at the expiration or earlier termination of the Lease become the property of Landlord and remain upon the Premises. All such improvements, alterations or additions must be done in a good and workmanlike manner and diligently prosecuted to completion so that the Premises shall at all times be a complete unit except during the period of work. Such improvements, alterations or additions shall only be constructed by a contractor which is bondable and which shall use union employees only, except that such contractor may use non-union employees only if prior to the commencement of any work Tenant obtains Landlord's written consent which Landlord may withhold unless it is adequately protected against any and all loss or damage that may result from labor problems or any work stoppage or interruption arising from the use of such non-union employees. Tenant shall deliver to Landlord upon commencement of such work a copy of the building permit with respect thereto. Upon completion of such work, Tenant shall file for record in the office of the County Recorder where the Project is located a Notice of Completion, as required or permitted by law. All such work shall be performed and done strictly in accordance with the laws and ordinances relating thereto and shall be performed so as not to obstruct the access to the premises of any other tenant in the Building or Project. Tenant agrees to carry insurance as required by Article 17 covering any improvements, alterations or additions to the Premises made by Tenant under the provisions of this Article 15, it being expressly agreed that none of such improvements, additions or alterations shall be insured by Landlord under the insurance Landlord may carry upon the Building, nor shall Landlord be required under any provision for reconstruction to reinstall any such improvements, additions or alterations. In addition, it is expressly agreed that if any tax is imposed, or the amount of taxes on the Building or the Project is increased, by reason of any such improvements, alterations or additions, Tenant shall be solely responsible therefor under Article 7.

16. INDEMNITY

         16.1. Indemnification by Tenant. Tenant shall indemnify, defend and hold Landlord, its agents and employees, harmless from and against any and all claims, liability, loss, cost or expense (including reasonable attorneys' fees but excluding consequential damages unless otherwise specifically permitted by this Lease) arising out of or in connection with (i) any injury or damage to any person or property occurring in, on or about the Premises or any part thereof or the Building or Common Area, to the extent such injury or damage is caused by any negligent or intentional act or omission by Tenant, its agents, contractors, employees or invitees or (ii) any breach or default in the performance of any obligation on Tenant's part to be performed under this Lease. If any action or proceeding is brought against Landlord by reason of any such claim, upon notice from Landlord, Tenant shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause except Landlord's negligence or wrongful acts, and Tenant hereby waives all claims with respect thereto against Landlord. The foregoing provisions shall survive the termination of this Lease. The provisions of this Section 16.1 are subject to the waiver contained in Section 17.7 below.

         16.2. Exemption of Landlord from Liability. If the Premises, the Building, or the Common Area, or any part thereof, is damaged by fire or other cause against which Tenant is required to carry insurance pursuant to this Lease, Landlord shall not be liable to Tenant for any loss, cost or expense arising out of or in connection with such damage. Tenant hereby releases Landlord, its directors, officers, shareholders, partners, employees, agents and representatives, from any liability, claim or action arising out of or in connection with such damage. Furthermore, Tenant shall, pursuant to Article 17, maintain insurance against loss, injury, or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its agents, contractors, employees, invitees or customers, or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water, or rain, which may leak or flow from or into any part of the Premises or the Building, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether such damage or injury results from conditions arising within the Premises or other portions of the Building, or from other sources, and Landlord shall not be liable therefor, unless caused by Landlord's negligence or wrongful act, and in that event only to the extent not covered by the insurance which Tenant is required to carry pursuant to this Lease. Landlord shall not be liable to Tenant for any damages arising out of or in connection with any act or omission of any other tenant in the Project or for losses due to theft or burglary or other wrongful acts of third parties. Nothing in this
Section 16.2 shall relieve Landlord of liability for its negligent or intentional acts or the negligence or intentional acts of Landlord's agents or employees, except (i) in no event shall Landlord be liable for consequential damages and (ii) the foregoing shall be subject to the waiver contained in
Section 17.7 below.

         16.3. Indemnification by Landlord. Landlord shall indemnify, defend and hold Tenant, its agents and employees harmless from and against any and all claims, liability, loss, cost, direct damages or expense (including reasonable attorneys' fees but excluding consequential damages) arising out of or in connection with (i) any injury or damage to any person or property occurring in, on or about the Premises or any part thereof or the Building or Common Area, to the extent such injury or damage is caused by any negligent or intentional act or omission by Landlord, its agents, contractors, employees or invitees (but excluding other tenants or occupants of the Building or Project) or (ii) any breach or default in the performance of any obligation on Landlord's part to be performed under this Lease. If any action or proceeding is brought against Tenant by reason of any such claim, upon notice from Tenant, Landlord shall defend the same at Landlord's expense by counsel reasonably satisfactory to Tenant. The foregoing provisions shall survive the termination of this Lease. The provisions of this Section 16.3 are subject to the waiver contained in
Section 17.7 below.

         16.4. Landlord's Waiver. To the extent not prohibited by law, Tenant and its Affiliates shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Landlord due to the Premises or any part thereof, or any appurtenances thereof needing repair (excluding any improvements, materials, or equipment installed or located in the Building or the Project by Tenant), or due to the occurrence of any accident or event in or about the Premises, or due to any act or neglect of any tenant or occupant of the Project or of any other person, except to the extent (i) caused by the negligence or willful misconduct of Tenant or Tenant's Affiliates, agents, employees, subtenants or invitees or (ii) covered by insurance carried by Tenant (or which Tenant is required to carry hereunder) or (iii) caused by the failure of Tenant to timely and fully perform its obligations under this Lease. The provisions of this Section 16.4 shall apply particularly, but not exclusively, to damage caused by gas, electricity, steam, sewage, sewer gas or odors, fire, water or by the bursting or leaking of pipes, faucets, sprinklers, plumbing fixtures and windows.

17. INSURANCE

         17.1. General. All insurance reasonably required to be carried by Tenant hereunder shall be issued by responsible insurance companies acceptable to Landlord and the holder of any deed of trust or mortgage secured by any portion of the Premises (hereinafter referred to as a "Mortgagee"). All policies of insurance provided for herein shall be issued by insurance companies with general policyholder's rating of not less than A and a financing rating of not less than Class X as rated in the most current available "Best Insurance Reports". Each policy shall name Landlord and at Landlord's request any Mortgagee and an agent of Landlord as an additional insured, as their respective interests may appear. Tenant shall deliver certificates of such insurance to Landlord, evidencing the existence and amounts of such insurance, within ten
(10) days after Landlord's request therefor. Failure to make such delivery shall constitute a default by Tenant under this Lease. All policies of insurance delivered to Landlord must contain a provision that the company writing said policy will give Landlord thirty (30) days prior written notice of any modification, cancellation or lapse or reduction in the amounts of insurance. All public liability, property damage and other casualty insurance policies shall be written as primary policies, not contributing with, and not in excess of coverage which Landlord may carry. Tenant shall upon Landlord's request furnish Landlord with certificates of any such policy at least thirty (30) days prior to the expiration thereof. Tenant agrees that if Tenant does not procure and maintain such insurance, Landlord may (but shall not be required to) upon not less than three (3) business days prior notice to Tenant, obtain such insurance on Tenant's behalf and charge Tenant the premiums therefor together with a ten percent (10%) handling charge, payable upon demand. Tenant may carry such insurance under a blanket policy provided such blanket policy expressly affords the coverage required by this Lease by a Landlord's protective liability endorsement or otherwise and evidence thereof is furnished to Landlord as required above.

         17.2. Casualty Insurance. At all times during the term hereof, Tenant shall maintain in effect policies of casualty insurance covering (i) all improvements in, on or to the Premises (including any Building Standard furnishings, and any alterations, additions or improvements as may be made by Tenant, and (ii) trade fixtures, merchandise and other personal property from time to time in, on or upon the Premises. Such policies shall include coverage in an amount not less than one hundred percent (100%) of the actual replacement cost thereof from time to time during the term of this Lease. Such policies shall provide protection against any peril included within the classification "Fire and Extended Coverage", against vandalism and malicious mischief, theft, sprinkler leakage, earthquake sprinkler leakage, and against flood damage (and including cost of demolition and debris removal). Replacement cost for purposes hereof shall be determined by a duly licensed or otherwise certified or accredited insurance appraiser selected by Tenant's independent insurance carrier or otherwise by mutual agreement. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Lease following a casualty as set forth in Article 18, the proceeds under (i) above shall be paid to Landlord (except that Tenant shall be entitled to receive (A) the value of any alterations, additions or improvements made subsequent to the Commencement Date and paid for by Tenants, and (B) a portion of the value of the Tenant Improvements based on the ratio that Tenant's contribution to the "hard costs" of the Tenant Improvements bears to the total "hard costs" of the Tenant Improvements, if the "hard costs" of the Tenant Improvements exceed the Tenant Improvement Allowance (as defined in the Construction Provisions attached as Exhibit C)), and the proceeds under (ii) above shall be paid to Tenant.

         17.3. Liability Insurance. Tenant shall at all times during the term hereof obtain and continue in force bodily injury liability and property damage liability insurance adequate to protect Landlord against liability for injury to or death of any person in connection with the activities of Tenant in, on or about the Premises or with the use, operation or condition of the Premises. Such insurance at all times shall be in an amount of not less than Two Million Dollars ($2,000,000) for injuries to persons in one (1) accident, not less than One Million Dollars ($1,000,000) for injury to any one (1) person and not less than Five Hundred Thousand Dollars ($500,000) with respect to damage to property. The limits of such insurance do not necessarily limit the liability of Tenant hereunder. All public liability and property damage policies shall contain a provision that Landlord, although named as an insured, shall nevertheless be entitled to recovery under said policies for any loss occasioned to it, its partners, agents and employees by reason of the negligence of Tenant.

         17.4. Workers' Compensation Insurance; Self Insurance. Tenant shall, at all times during the term hereof, maintain in effect workers' compensation insurance as required by applicable statutes. Subject to the limitations set forth below, Tenant or an Affiliate (such entity or individual to be known as a "Self Insuring Party") shall be entitled to self-insure its insurance requirements set forth under this Lease, including Sections 17.2, 17.3 and 17.4 of this Article 17 and under the Construction Provisions. Any self-insurance shall be deemed to contain all of the terms and conditions applicable to such insurance as required in this Article 17, including, without limitation, a full waiver of subrogation. If Tenant elects to so self-insure, then with respect to any claims which may result from incidents occurring during the Term, such self-insurance obligation shall survive the expiration or earlier termination of this Lease to the same extent as the insurance required would survive. Before Self-Insuring Party seeks to self-insure its insurance requirements under Sections 17.3 or 17.4, the Self-Insuring Party shall demonstrate to Landlord's reasonable satisfaction that: (i) the Self-Insuring Party has a minimum tangible net worth (as determined from audited financial statements prepared in accordance with generally accepted accounting principles applied on a consistent basis) of not less than Fifty Million Dollars ($50,000,000); and (ii) that the risk management program of the Self-Insuring Party employs at least the same underwriting standards and reserve requirements as would be applicable if the Self-Insuring Party were admitted as a licensed insurer in each jurisdiction where the Self-Insuring Party insures its business activities (or the activities of its Affiliates).

         17.5. Adjustment. Every three (3) years during the term of this Lease, or whenever Tenant materially improves or alters the Premises, whichever is earlier, Landlord and Tenant shall mutually agree to increases in Tenant's insurance policy limits for the insurance to be carried by Tenant as set forth in this Article 17. If Landlord and Tenant cannot mutually agree upon the amounts of said increases within thirty (30) days after notice from Landlord, then the insurance policy limits set forth in this Article 17 shall be adjusted upward by an accredited insurance appraiser approved by Landlord to reflect increased replacement costs and increased limits of liability then prevailing generally in the local real estate industry for comparable property.

         17.6. Landlord's Insurance. Landlord shall at all times from and after substantial completion of the Premises maintain in effect as an item of Expense a policy or policies of insurance covering the Common Area and the buildings in the Project in an amount equal to one hundred percent (100%) of the actual replacement cost thereof (exclusive of the cost of excavations, foundations and footings) from time to time during the term of this Lease, providing protection against rental loss and any peril generally included in the classification "Fire and Extended Coverage" which may include insurance against sprinkler damage, vandalism, malicious mischief, earthquake and third-party liability, and including such coverages in such amounts as Landlord may designate. In addition, Landlord shall during the term maintain in effect a policy or policies of bodily injury liability and property damage insurance in minimum coverage amounts not less than those specified for Tenant in Section 17.3 (as increased pursuant to Section 17.5), or such greater amounts as Landlord may determine, with all costs thereof included as an item of Expenses. Landlord's obligation to carry the insurance provided for herein may be brought within the coverage of any so-called blanket policy or policies of insurance carried and maintained by Landlord, provided that the coverage afforded will not be reduced or diminished by reason of the use of such blanket policy of insurance.

         17.7. Waiver of Subrogation. Landlord and Tenant each hereby waives any and all rights of recovery against the other or against the directors, officers, shareholders, partners, employees, agents and representatives of the other, on account of loss or damage of such waiving party or its property, or the property of others under its control, to the extent that such loss or damage is insured against under any fire and extended coverage insurance policy which either may have been in force at the time of such loss or damage. Landlord and Tenant shall, upon obtaining the policies of insurance required under this Lease, give notice to their respective insurance carrier(s) that the foregoing mutual waiver of subrogation is contained in this Lease. The waivers set forth herein shall be required to the extent that same are available from each party's insurer without additional premium, if an extra charge is incurred to obtain such waiver, it shall be paid by the party in whose favor the waiver runs within fifteen (15) days after written notice from the other party unless the party in whose favor the waiver runs agrees that such waiver is unnecessary (in which case the provisions of this Section 17.7 shall not bind the other party's insurers).

18. DAMAGE AND DESTRUCTION

         18.1. Partial Damage -- Insured. If the Premises, Building or Common Area are damaged by a risk covered under fire and extended coverage insurance protecting Landlord, then Landlord shall restore such damage provided insurance proceeds are available to Landlord to pay the greater of (i) eighty percent (80%) of the cost of restoration or (ii) the cost of restoration in excess of One Million Dollars ($1,000,000), and provided such restoration by Landlord can be completed within six (6) months after the occurrence of such damage, in the reasonable opinion of a registered architect or engineer appointed by Landlord. In such event this Lease shall continue in full force and effect so long as the Premises can be used by Tenant, except that Tenant shall be entitled to an equitable reduction of Rent and Expenses while such restoration takes place, such reduction to be based upon the extent to which the damage and the restoration efforts directly and materially interfere with Tenant's use of the Premises.

         18.2. Partial Damage -- Uninsured. If the Premises, Building or Common Area are damaged by a risk not covered by such insurance or the insurance proceeds available to Landlord are less than the greater of (i) eighty percent (80%) of the cost of restoration, or (ii) the cost of restoration in excess of One Million Dollars ($1,000,000), or if the restoration cannot be completed within six (6) months after the occurrence of such damage in the opinion of the registered architect or engineer appointed by Landlord, then Landlord shall have the option either to (i) repair or restore such damage, this Lease continuing in full force and effect so long as the Premises can be used by Tenant, but the Rent and Expenses to be equitably reduced as hereinabove provided, or (ii) give notice to Tenant at any time within sixty (60) days after such damage terminating this Lease as of a date to be specified in such notice, which date shall be not less than thirty (30) nor more than sixty (60) days after giving such notice. If such notice is given, this Lease shall expire and any interest of Tenant in the Premises shall terminate on the date specified in such notice and the Rent and Expenses, reduced by an equitable reduction (except as hereinabove provided) based upon the extent, if any, to which such damage directly and materially interfered with Tenant's use of the Premises, shall be paid to the date of such termination, and Landlord agrees to refund to Tenant any Rent or Expenses theretofore paid in advance for any period of time subsequent to such termination date.

         18.3. Total Destruction. If the Premises are totally destroyed (i.e., over eighty percent (80%) of the Premises is destroyed or if Tenant cannot use the Premises without major restoration) or if in Landlord's judgment the Premises cannot be restored as set forth above, then, notwithstanding the availability of insurance proceeds, this Lease shall be terminated effective as of the date of the damage.

         18.4. Landlord's Obligations. Landlord shall not be required to carry insurance of any kind on Tenant's property and shall not in the absence of Landlord's negligence or wrongful acts be required to repair any injury or damage thereto by fire or other cause, or to make any restoration or replacement of any paneling, decorations, partitions, ceilings, floor covering, office fixtures or any other improvements or property installed in the Premises by or at the direct or indirect expense of Tenant, and Tenant shall be solely responsible for restoring or replacing same in the event of damage required to be insured against by Tenant, and Tenant shall have no claim against Landlord for any loss suffered by reason of any such damage, destruction, repair or restoration. Notwithstanding anything to the contrary contained in this Article 18, Landlord shall have the option not to repair, reconstruct or restore the Premises with respect to damage or destruction which cannot be repaired within thirty (30) days after the date of the damage or destruction and occurs during the last twelve (12) months of the term of this Lease or any extension thereof; provided, however, that if Landlord exercises such option by written notice delivered to Tenant within ten (10) days after the date of the damage or destruction, this Lease shall be terminated upon such exercise, and provided further that if Landlord does not exercise such option, Tenant likewise may terminate this Lease by notice delivered within fifteen (15) days after the date of the damage or destruction but before Landlord begins any repair work. Landlord shall, within sixty (60) days after the date of any damage to the Premises, notify Tenant whether the same constitutes a total destruction or partial damage of the Premises and, in cases of partial damage, whether Landlord will elect to repair such damage or terminate this Lease.

         18.5. Waiver by Tenant. It is expressly agreed that this Article 18 shall govern the rights of Landlord and Tenant in the event of damage and destruction and supersedes the provisions of any statutes with respect to any damage or destruction of the Premises.

         18.6. Termination by Tenant. If the Premises are materially damaged (such that Tenant is unable to conduct business therein) or destroyed by a cause other than the negligence or intentional misconduct of Tenant or its agents or employees and the restoration thereof cannot be completed within six (6) months after the commencement of work in the reasonable opinion of the registered architect or engineer appointed by Landlord, Tenant shall have the right to terminate this Lease by notice to Landlord within thirty (30) days after Tenant's receipt of the opinion concerning time needed for restoration. Landlord shall not be obligated to commence any repair or restoration work unless and until Tenant waives this termination right in writing or in time for exercise thereof elapses without notice of termination from Tenant.

19. CONDEMNATION

         19.1. If all or a substantial part of the Premises, Building or Common Area is taken or appropriated for public or quasi-public use by the right of eminent domain or otherwise by a taking in the nature of inverse condemnation, with or without litigation, or is transferred by agreement in lieu thereof (any of the foregoing being referred to herein as a "taking"), either party hereto may, by written notice given to the other within thirty (30) days after receipt of notice of such taking, elect to terminate this Lease as of the date possession is transferred pursuant to the taking; provided, however, that before such party may terminate this Lease for a taking, such taking shall be of such an extent and nature as to, in the reasonable judgment of such party, economically frustrate its business therein, or to substantially handicap, impede or impair its use thereof. No award for any partial or entire taking shall be apportioned, and Tenant thereby assigns to Landlord any and all rights of Tenant now or hereafter arising in or to the same or any part thereof; provided, however, that Tenant may file a separate claim for an award and nothing contained herein shall be deemed to give Landlord any interest in, or to require Tenant to assign to Landlord, any award made to Tenant for the taking of personal property belonging to Tenant or for Tenant's moving expenses or interruption in Tenant's business. In the event of a taking which does not result in a termination of this Lease, Rent and Expenses shall be equitably reduced to the extent Tenant's business in or use of the Premises is economically impaired as described above. No temporary taking of the Premises or any part of the Project shall terminate this Lease, or give Tenant any right to any abatement of Rent or Expenses hereunder, except that Rent and Expenses shall be equitably reduced as described above during that portion of any temporary taking lasting more than thirty (30) days. To the extent the provisions of this
Article 19 conflict with California Code of Civil Procedure Section 1265.130 allowing either party to petition the court to terminate this Lease for a partial taking, the provisions of this Article 19 shall govern.

20. LIENS

         20.1. Tenant shall keep the Premises, the Building and the Project free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant, and shall indemnify, hold harmless and defend Landlord from any liens and encumbrances arising out of any work performed or materials furnished by or at the direction of Tenant. Tenant shall give Landlord at least ten (10) business days' prior written notice of the expected date of commencement of work relating to alterations, improvements, or additions to the Premises and if requested by Landlord shall secure a completion and indemnity bond for said work, satisfactory to Landlord, in an amount at least equal to one and one-half (1 1/2) times the estimated cost of such work (except that Landlord will waive the requirement of such bond provided Century Communications Corp. is Guarantor and the then-Tenant is the entity initially named herein or an Affiliate). Landlord shall have the right at all times to keep posted on the Premises any notices permitted or required by law, or which Landlord shall deem proper, for the protection of Landlord and the Premises, and any other party having any interest therein, against mechanics' and materialmen's liens. If any claim of lien is filed against the Premises or any part of the Project or any similar action affecting title to such property is commenced, the party receiving notice of such lien or action shall immediately give the other party written notice thereof. If Tenant fails, within twenty (20) days following the imposition of any lien, to cause such lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right (but not the obligation) to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all costs and expenses reasonably incurred by it in connection therewith (including reasonable attorneys' fees) shall be payable to Landlord by Tenant on demand, with interest at the Agreed Rate from the date of expenditure.

21. DEFAULTS BY TENANT

         21.1. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Tenant:

              21.1.1. The failure by Tenant to make any payment of Rent or Expenses or of any other sum required to be made by Tenant hereunder, as and when due, where such failure continues for more than ten (10) days after written notice of delinquency.

              21.1.2. The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, if such failure is not cured within twenty-five (25) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that it cannot be cured solely by payment of money and more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within the twenty-five (25) day period and thereafter diligently prosecutes such cure to completion.

         21.2. Any notice required or permitted by this Article 21 is intended to satisfy to the maximum extent possible any and all notice requirements imposed by law on Landlord. Landlord may serve a statutory notice to quit, a statutory notice to pay rent or quit, or a statutory notice of default, as the case may be, to effect the giving of any notice required by this Article 21.

22. LANDLORD'S REMEDIES

         22.1. In the event of any material default or breach of this Lease by Tenant, Landlord's obligations under this Lease shall be suspended and Landlord may at any time thereafter, without limiting Landlord in the exercise of any other right of remedy at law or in equity which Landlord may have (all remedies provided herein being non-exclusive and cumulative), do any one or more of the following:

              22.1.1. Landlord shall have the remedy described in California Civil Code Section 1951.4 (Landlord may continue the Lease in effect after Tenant's breach and abandonment and recover Rent as it becomes due, as Tenant has the right to sublet or assign, subject only to reasonable limitations). Notwithstanding that Landlord fails to elect to terminate the Lease initially, Landlord at any time thereafter may elect to terminate the Lease by virtue of any uncured default by Tenant. In the event of any such termination, Landlord shall be entitled to recover from Tenant any and all damages incurred by Landlord by reason of Tenant's default (including, without limitation, the damages described in Section 22.1.2 below), as well as all reasonable costs of reletting, including commissions, reasonable attorneys' fees, restoration or remodeling costs, and costs of advertising.

              22.1.2. Landlord also shall have the remedy described in California Civil Code Section 1951.2. Thus, Landlord may terminate Tenant's right to possession by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including (without limitation) the following: (1) the worth at the time of award of any unpaid Rent which had been earned at the time of such termination; plus (2) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus (3) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such Rent loss that Tenant proves could have been reasonably avoided; plus (4) any other amount, and court costs, reasonably necessary to compensate Landlord for all the detriment proximately caused by Tenant's default or which in the ordinary course of things would be likely to result therefrom (including, without limiting the generality of the foregoing, the amount of any commissions and/or finder's fee for a replacement tenant); plus (5) at Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law. As used in subparagraphs (1 ) and
(2) of this Section 22.1.2, the "worth at the time of award" is to be computed by allowing interest at the then Agreed Rate (but in no event more than the maximum rate of interest allowable under applicable usury law), and, as used in subparagraph (3) of this Section 22.1.2, the "worth at the time of award" is to be computed by discounting such amount at the discount rate of the U.S. Federal Reserve Bank of San Francisco at the time of award, plus one percent (1%). The term "Rent", as used in this Article 22, shall be deemed to be and to mean all Rent, Expenses, parking fees and other monetary sums required to be paid by Tenant pursuant to this Lease or as defined in Section 4.1 hereof. For the purpose of determining the amount of "unpaid Rent which would have been earned after termination" or the "unpaid Rent for the balance of the term" (as referenced in subparagraphs (2) and (3) hereof), the amount of parking fees and Expenses shall be deemed to increase annually for the balance of the term by an amount equal to the average annual percentage increase in parking fees and Expenses during the three (3) calendar years preceding the year in which the Lease was terminated, or, if such termination shall occur prior to the expiration of the third calendar year occurring during the term of this Lease, then the amount of parking fees and Expenses shall be deemed to increase monthly for the balance of the term by an amount equal to the average monthly percentage increase in parking fees and Expenses during all of the calendar months preceding the month in which the Lease was terminated.

              22.1.3. Collect sublease rents (or appoint a receiver to collect such rent) and otherwise perform Tenant's obligations at the Premises, it being agreed, however, that neither the filing of a petition for the appointment of a receiver for Tenant nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

              22.1.4. Proceed to cure the default at Tenant's sole cost and expense, without waiving or releasing Tenant from any obligation hereunder; provided, however, that Landlord shall give Tenant at least five (5) days prior written notice of Landlord's intent to exercise this remedy. If at any time Landlord pays any sum or incurs any expense as a result of or in connection with curing any default of Tenant (including any administrative fees provided for herein and reasonable attorneys' fees), the amount thereof shall be immediately due as of the date of such expenditure and, together with interest at the Agreed Rate from the date of such expenditures, shall be paid by Tenant to Landlord immediately upon Landlord's delivery of an invoice therefor, and Tenant hereby covenants to pay any and all such sums.

              22.1.5. If Tenant is not occupying the Premises, retain possession of all of Tenant's fixtures, furniture, equipment, improvements, additions and other personal property left in the Premises until Tenant's payment of reasonable storage charges therefor or, at Landlord's option, at any time, to require Tenant to forthwith remove same, and if not so removed to dispose of same in the manner permitted by law for unclaimed personal property.

         22.2. All covenants and agreements to be performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any offset to or abatement of Rent or Expenses, except as otherwise expressly provided in this Lease.

         22.3. Notwithstanding anything to the contrary contained elsewhere in this Lease but subject to the limitations set forth below, Tenant shall not be liable under any circumstances, for injury or damage to, or interference with, Landlord's business, including but not limited to loss of title to the Building, Project or any portion thereof, loss of profits, loss of rents or other revenues (excluding payments thereof which Tenant is otherwise obligated to make under this Lease), loss of business opportunity, loss of goodwill or loss of use, in each case however occurring. Nothing in this Section 22.3 shall be construed as limiting or waiving Landlord's right to recover from damages of all types (direct or indirect, and compensatory, special and consequential) arising from:
(i) Tenant's holding over in possession without Landlord's consent; (ii) Tenant's failure to surrender the Premises in the condition required by this Lease; and (iii) Tenant's default in its obligation to provide estoppel certifications, subordination agreements and/or financial statements in connection with any proposed sale, financing or refinancing of the Building or the Project.

23. DEFAULTS BY LANDLORD

         23.1. Landlord shall not be deemed to be in default in the performance of any obligation under this Lease unless and until it has failed to perform such obligation within thirty (30) days after receipt of written notice by Tenant to Landlord specifying such failure; provided, however, that if the nature of Landlord's default is such that more than thirty (30) days are required for its cure, then Landlord shall not be deemed to be in default if it commences such cure within the thirty
(30) day period and thereafter diligently prosecutes such cure to completion. Tenant agrees to give any Mortgagee a copy, by certified mail, of any notice of default served upon Landlord, provided that prior to such notice Tenant has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then (except as otherwise provided in any subordination and/or nondisturbance agreement then in effect between Tenant and a Mortgagee) any such Mortgagee shall have an additional forty-five (45) days within which to cure such default on the part of the Landlord or if such default cannot be cured within that time, then such additional time as may be necessary if within that forty-five (45) days the Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings and the appointment of a receiver, if necessary, to effect such cure), in which event this Lease shall not be terminated while such remedies are being so pursued. If Tenant recovers any judgment against Landlord for a default by Landlord of this Lease, the judgment shall be satisfied only out of the interest of Landlord in the Project or any proceeds from the sale thereof, and neither Landlord nor any of its partners, shareholders, officers, directors, employees or agents shall be personally liable for any such default or for any deficiency.

24. COSTS OF SUIT

         24.1. If either party brings action for relief against the other, declaratory or otherwise, arising out of this Lease, including any suit by Landlord for the recovery of Rent or possession of the Premises, the losing party shall pay the successful party its reasonable costs incurred in connection with and in preparation for said action, including its reasonable attorneys' fees. If Landlord, without fault on Landlord's part, is made a party to any action instituted by Tenant against a third party or by a third party against Tenant or by or against any person holding under or using the Premises by license of Tenant, or for the foreclosure of any lien for labor or material furnished to or for Tenant or any such other person, or otherwise arising out of or resulting from any act or omission of Tenant or of any such other person, Tenant shall at its cost and at Landlord's option defend Landlord therefrom and further, except to the extent Landlord is found separately liable for its own negligence or wrongful acts, indemnify and hold Landlord harmless from any judgment rendered in connection therewith and all costs and expenses (including reasonable attorneys' fees) incurred by Landlord in connection with such action.

25. SURRENDER OF PREMISES; HOLDING OVER

         25.1. Surrender. On expiration or termination of this Lease, Tenant shall surrender to Landlord the Premises, and all Tenant's improvements thereto and alterations thereof, broom clean and in good condition (except for ordinary wear and tear, repairs which are the obligation of Landlord under the terms of this Lease, destruction to the Premises covered by Article 18 of this Lease, and for alterations that Tenant has the right to remove or is obligated to remove under Article 15, so long as Tenant repairs any damage to the Premises under the provisions of this Article 25 or Article 15), and shall remove all of its personal property including any signs, notices and displays. Tenant shall perform all restoration made reasonably necessary by the removal of any such improvements or alterations or personal property, prior to the expiration of the Lease term. If any such removal would damage the Building structure, Tenant shall give Landlord prior written notice thereof and Landlord may elect to make such removal at Tenant's expense or otherwise to require Tenant to post security for such restoration. Landlord may retain or dispose of in any manner any such improvements or alterations or personal property that Tenant does not remove from the Premises on expiration or termination of the term as allowed or required by this Lease and title to any such improvements or alterations or personal property that Landlord so elects to retain or dispose of shall vest in Landlord. Tenant waives all claims against Landlord for any damage or loss to Tenant arising out of Landlord's retention or disposition of any such improvements, alterations or personal property and shall be liable to Landlord for Landlord's costs of storing, removing and disposing of any such improvements, alterations or personal property which Tenant fails to remove from the Premises. Tenant shall indemnify, defend and hold Landlord harmless from all damages, loss, cost and expense (including reasonable attorneys' fees) arising out of or in connection with Tenant's failure to surrender the Premises in accordance with this Section 25.1.

         25.2. Holding Over. If Tenant holds over after the term hereof, such tenancy shall be at sufferance only, and not a renewal hereof or an extension for any further term, and in such case Basic Rent shall be payable in the amount of one hundred fifty percent (150%) of the Basic Rent in effect as of the last month of the term hereof and at the time specified in this Lease, Tenant shall continue to pay Tenant's Share of Expenses, and such tenancy shall be subject to every other term, covenant and agreement contained herein other than any provisions for rent concessions, Landlord's Work, or optional rights of Tenant requiring Tenant to exercise same by written notice (such as options to extend the term of the Lease). The foregoing shall not, however, be construed as a consent by Landlord to any holding over by Tenant and Landlord reserves the right to require Tenant to surrender possession of the Premises upon expiration or termination of this Lease.

26. SURRENDER OF LEASE

         26.1. The voluntary or other surrender of this Lease by Tenant, or a mutual cancellation thereof, shall not work as a merger. Such surrender or cancellation shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such subleases or subtenancies. The delivery of keys to the Premises to Landlord or its agent shall not, of itself, constitute a surrender and termination of this Lease.

27. TRANSFER OF LANDLORD'S INTEREST

         27.1. If Landlord sells or transfers its interest in the Premises (other than a transfer for security purposes) Landlord shall be released from all obligations and liabilities accruing thereafter under this Lease, if Landlord's successor has assumed in writing Landlord's obligations under this Lease. (As to obligations and liabilities of Landlord which have accrued and remain unperformed at the time of such sale or transfer, Tenant's rights shall be as provided in Section 23.1.) Any Security Deposit, prepaid Rent or other funds of Tenant in the hands of Landlord at the time of transfer shall be delivered to such successor and Tenant agrees to attorn to the purchaser or assignee, provided all Landlord's obligations hereunder are assumed in writing by such successor. Notwithstanding the foregoing, Landlord's successor shall not be liable to Tenant for any such funds of Tenant which Landlord does not deliver to the successor.

28. ASSIGNMENT AND SUBLETTING

         28.1. Landlord's Consent Required. Except as otherwise expressly provided in Section 28.12 hereof, Tenant shall not sell, assign, mortgage, pledge, hypothecate or encumber this Lease (any such act being referred to herein as an "assignment"), and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, and any attempt to do so without such consent shall be voidable by Landlord and, at Landlord's election, shall constitute a material default under this Lease.

         28.2. Tenant's Application. If Tenant desires at any time to assign this Lease (which assignment shall in no event be for less than its entire interest in this Lease) or to sublet the Premises or any portion thereof (other than to an Affiliate as provided in Section 28.12), Tenant shall submit to Landlord at least thirty (30) days prior to the proposed effective date of the transaction ("Proposed Effective Date"), in writing, a notice of intent to assign or sublease, setting forth: (i) the Proposed Effective Date, which shall be no less than thirty (30) nor more than ninety (90) days after the sending of such notice; (ii) the name of the proposed subtenant or assignee; (iii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises; and (iv) a description of the terms and provisions of the proposed sublease or assignment. Such notice shall be accompanied by (i) such financial information as Landlord may reasonably request concerning the proposed subtenant of assignee, including recent financial statements and bank references; (ii) a conformed or photostatic copy of the proposed sublease or assignment agreement; and (iii) any fee required under Section 28.9.

         28.3. Landlord's Option To Recapture. If the proposed assignee or subtenant, or any person that directly or indirectly controls, is controlled by, or is under common control with, the proposed assignee or subtenant, or any person who controls the proposed assignee or subtenant, is then an occupant of a part of the Building or the Project and the proposed assignment or sublease by Tenant would create a vacancy elsewhere in the Project, then, in lieu of granting consent thereto, Landlord may reasonably, at its option upon written notice to Tenant given within thirty (30) days after its receipt of the above-described notice from Tenant, elect to recapture the entire Premises in case of a proposed assignment or to recapture such portion of the Premises as Tenant proposes to sublease and upon such election by Landlord, this Lease shall terminate as to the portion of the Premises recaptured. In the event a portion of the Premises is recaptured, the rent payable under this Lease and Tenant's Share shall be proportionately reduced based on the rentable square footage retained by Tenant and the rentable square footage leased by Tenant hereunder immediately prior to such recapture and termination, and Landlord and Tenant shall thereupon execute an amendment of this Lease in accordance therewith. If Landlord recaptures only a portion of the Premises, Landlord shall construct and erect at its sole cost and expense such partitions as may be required to separate the space retained by Tenant from the space recaptured by Landlord; provided, however, that said partitions need only be finished in Building Standard condition. Landlord may, at its option, lease the recaptured portion of the Premises to the proposed assignee or subtenant without liability to Tenant. If Landlord does not elect to recapture pursuant to this Section 28.3, Tenant may thereafter enter into a valid sublease with respect to the Premises, provided Landlord, pursuant to this Article 28, consents thereto, and provided further that (i) the sublease is executed within ninety (90) days after notification to Landlord of such proposal, and (ii) the rental therefore is not less than that stated in such notification. Any termination as provided in this Section 28.3 shall be subject to the written consent of any Mortgagee of Landlord. The effective date of any such termination shall be the Proposed Effective Date so long as Tenant has complied with the provisions of Section
28.2 above, and otherwise shall be as specified in Landlord's notice of termination.

         28.4. Approval/Disapproval Standards. In the event that Tenant complies with the provisions of Section 28.2, and Landlord does not exercise an option provided to Landlord under Section 28.3, Landlord's consent to a proposed assignment or sublease shall not be unreasonably withheld or delayed. Landlord's failure to respond within fifteen (15) business days after receipt of all information Tenant is required to supply under Section 28.2 shall be deemed to constitute Landlord's consent to the assignment or sublease on the terms stated in Tenant's notice under Section 28.2. In determining whether to grant or withhold consent to a proposed assignment or sublease, Landlord may consider any reasonable factor. Without limiting what may be construed as a reasonable factor, it is hereby agreed that any one of the following factors will be reasonable grounds for disapproval of a proposed assignment or sublease:

              28.4.1. Tenant has not complied with the requirements set forth in
Section 28.2 above;

              28.4.2. In the case of any assignment of this Lease or a sublease of more than 10,000 square feet of rentable area, the proposed assignee or subtenant does not, in Landlord's reasonable judgment, have sufficient financial worth, considering the responsibility involved;

              28.4.3. The proposed assignee or subtenant does not, in Landlord's reasonable judgment, have as good a reputation as is generally found among other tenants in the Project who are in compliance with the terms of their respective leases;

              28.4.4. Landlord has had prior material, negative leasing experience with the proposed assignee or subtenant;

              28.4.5. The use of the Premises by the proposed assignee or subtenant will not comply with the use permitted by this Lease;

              28.4.6. In Landlord's reasonable judgment, the proposed assignee or subtenant is engaged in a business, and the Premises, or the relevant part thereof, will be used in a manner that is not in keeping with the then current standards of the Building, or that will violate any restrictive or exclusive covenant as to use contained in any other lease of space in the Building or the Project;

              28.4.7. The use of the Premises by the proposed assignee or subtenant will violate any applicable law, ordinance or regulation;

              28.4.8. The proposed assignment or sublease fails to include all of the terms and provisions required to be included therein pursuant to this
Article 28; or

              28.4.9. Tenant is then in default of any obligation of Tenant under this Lease, and such default continues after the giving of any required notice beyond the applicable cure period.

         28.5. Approval/Disapproval Procedure. Landlord shall approve or disapprove the proposed assignment or sublease by written notice to Tenant. If Landlord reasonably denies a request for consent to a proposed sublease or assignment, Landlord shall not be liable to the proposed assignee or subtenant, or to any broker or other person claiming a commission or similar compensation in connection with the proposed assignment or sublease. If Landlord approves the proposed assignment or sublease, Tenant shall, prior to the Proposed Effective Date, submit to Landlord all executed originals of the assignment or sublease agreement and, in the event of a sublease, Landlord's reasonable and customary consent to subletting form executed by Tenant and sublessee for execution by Landlord. Provided such assignment or sublease agreement is in accordance with the terms approved by Landlord, Landlord shall execute each original as described above and shall retain two originals for its file and return the others to Tenant. No purported assignment or sublease shall be deemed effective as against Landlord and no proposed assignee or subtenant shall take occupancy unless such document is delivered to Landlord in accordance with the foregoing.

         28.6. Required Provisions. Any and all assignment or sublease agreements shall (i) contain such terms as are described in Tenant's notice under Section 28.2 above or as otherwise agreed by Landlord; (ii) prohibit further assignments or subleases except with the consent of both Landlord and Tenant, (iii) impose the same obligations and conditions on the assignee or sublessee as are imposed on Tenant by this Lease except as to Rent and term or as otherwise reasonably consented to by Landlord; (iv) be expressly subject and subordinate to each and every provision of this Lease, (v) have a term that expires on or before the expiration of the term of this Lease;
(vi) provide that if Landlord succeeds to sublessor's position, Landlord shall not be liable to sublessee for advance rental payments, deposits or other payments which have not been actually delivered to Landlord by the sublessor, and (vii) provide that Tenant and/or the assignee or sublessee shall pay Landlord the amount of any additional costs or expenses incurred by Landlord for repairs, maintenance or otherwise as a result of any change in the nature of occupancy caused by the assignment or sublease. Any and all sublease agreements shall also provide that in the event of termination, re-entry, or dispossession by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant as sublessor under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of the sublease, except that Landlord shall not: (i) be liable for any previous act or omission of Tenant under the sublease; (ii) be subject to any offset not expressly provided in the sublease that theretofore accrued to the subtenant against Tenant; or (iii) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's fixed rent or any additional rent then due.

         28.7. Payment of Additional Rent Upon Assignment or Sublease. If Landlord shall give its consent to any assignment of this Lease or to any sublease of the Premises, Tenant shall, in consideration therefor, pay to Landlord, as additional Rent, the following:

               28.7.1. In the case of an assignment, an amount equal to fifty percent (50%) of all sums and other consideration paid to Tenant by the assignee for, or by reason of, such assignment (including, without limiting the generality of the foregoing, all sums paid for the sale of Tenant's leasehold improvements); and

               28.7.2. In the case of a sublease, fifty percent (50%) of any rents, additional charges, or other consideration payable under the sublease by the subtenant to Tenant that are in excess of the Rent and Tenant's Share of Expenses accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, without limiting the generality of the foregoing, all sums paid for the sale or rental of Tenant's leasehold improvements).

         28.8. The sums payable under Section 28.7 shall be calculated after first deducting Tenant's reasonable, out-of-pocket costs incurred with respect to the assignment or the sublease, as the case may be, but specifically excluding attorneys' fees; provided, however, that any tenant improvement allowances, monetary concessions and brokerage commissions paid for by Tenant shall be recaptured by Tenant on an amortized basis over the term of the assignment or sublease. The sums payable under Section 28.7.1 above shall be paid to Landlord upon the effective date of the assignment. The sums payable under Section 28.7.2 above shall be paid to Landlord as and when payable by the sublessee to Tenant. Within fifteen (15) days after written request therefor by Landlord, Tenant shall at any time and from time to time furnish evidence to Landlord of the amount of all such sums or other consideration received or expected to be received.

         28.9. Fees for Review. Simultaneously with the giving of the notice described in Section 28.2 above, Tenant shall pay to Landlord or Landlord's designee a non-refundable fee in the amount of Three Hundred Dollars ($300.00) as reimbursement for expenses incurred by Landlord in connection with reviewing each such transaction. In addition to such reimbursement, if Landlord retains the services of an attorney to review the transaction, Tenant shall pay to Landlord the reasonable attorneys' fees incurred by Landlord in connection therewith not to exceed One Thousand Dollars ($1,000) in any single instance. Tenant shall pay such attorneys' fees to Landlord within fifteen (15) days after written request therefor.

         28.10. No Release of Tenant. No consent by Landlord to any assignment or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, assignment or subletting, including Tenant's obligation to obtain Landlord's express prior written consent to any other assignment or subletting. In no event shall any permitted subtenant assign its sublease, further sublet all or any portion of its sublet space, or otherwise suffer or permit the sublet space, or any part thereof, to be used or occupied by others, except upon compliance with, and subject to the provisions of this Article 28. The acceptance by Landlord of payment from any person other than Tenant shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any subsequent assignment or sublease, or to be a release of Tenant from any obligation under this Lease.

         28.11. Assumption of Obligations. Each assignee of Tenant shall assume the obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the Rent and the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease. No assignment shall be binding on Landlord unless the assignee or Tenant delivers to Landlord a counterpart of the instrument of assignment in recordable form which contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, and consistent with the requirements of this Article 28. The failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability to Landlord hereunder. Landlord shall have no obligation whatsoever to perform any duty to or respond to any request from any sublessee, it being the obligation of Tenant to administer the terms of its subleases.

         28.12. Corporate or Partnership Transfers. This Article shall not apply to assignments or subleases to a corporation (i) into or with which Tenant is merged or consolidated; (ii) to which substantially all of Tenant's assets or stock are transferred, or (iii) that controls, is controlled by, or is under common control with Tenant (the entities described in preceding clause (i), (ii) and (iii) being herein collectively called "Affiliates"), provided that, in any of such events:

                28.12.1. Any such assignment or sublease shall be subject to all of the terms and provisions of this Lease, and such assignee or sublessee shall assume, in a written document reasonably satisfactory to Landlord and delivered to Landlord promptly upon the assignment or sublease, all the obligations of Tenant under this Lease;

                28.12.2. Tenant and the Guarantor shall remain fully liable for all obligations to be performed by Tenant under this Lease; and

                28.12.3. Tenant shall pay to Landlord or Landlord's designee, promptly on demand, a non-refundable fee in the amount of Three Hundred Dollars ($300.00) as reimbursement for expenses incurred by Landlord in connection with reviewing such transaction.

         28.13. Assignment of Sublease Rents. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or any part of the Premises, and Landlord, as assignee and as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application, may collect such rents and apply same toward Tenant's obligations under this Lease; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right and license to collect such rents.

29. ATTORNMENT

         29.1. If any proceeding is brought for default under any ground or underlying lease to which this Lease is subject, or in the event of foreclosure or the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall attorn to the successor upon any such foreclosure or sale and shall recognize that successor as Landlord under this Lease, provided such successor expressly agrees in writing to be bound to all future obligations by the terms of this Lease, and, if so requested, Tenant shall enter into a new lease with that successor on the same terms and conditions as are contained in this Lease (for the unexpired term of this Lease then remaining).

30. SUBORDINATION

         30.1. Without the necessity of any additional document being executed by Tenant for the purpose of effecting a subordination, but subject to Section
30.2 below, this Lease shall be subject and subordinate at all times to: (i) all ground or underlying leases which may now exist or hereafter be executed affecting the Premises, and (ii) the lien of any first mortgage or first deed of trust which may now exist or hereafter be executed in any amount for which the Premises, such ground or underlying leases, or Landlord's interest or estate in any of them, is specified as security. Notwithstanding the foregoing, Landlord shall have the right to subordinate or cause to be subordinated any such ground or underlying leases or any such liens to this Lease. If any ground or underlying lease terminates for any reason, Tenant shall, notwithstanding any subordination, attorn to and become tenant of the successor in interest to Landlord at the option of such successor in interest. Tenant covenants and agrees to execute and deliver, upon demand by Landlord and in such commercially reasonable form as may be required by commercial lenders, any documents evidencing the priority or subordination of this Lease with respect to any such ground or underlying leases or the lien of any such first mortgage, or first deed of trust, and specifically to execute, acknowledge and deliver to Landlord from time to time within thirty (30) days after written request to do so a subordination of lease, or a subordination of deed of trust, in substantially the form set forth in Exhibit D or Exhibit D-1, respectively, attached hereto, or such other form as may be commercially reasonable and customarily required by commercial lenders and failure of Tenant to do so shall be a material default hereunder.

         30.2. Landlord shall undertake reasonable efforts to obtain a non-disturbance, recognition and attornment agreement from its existing Mortgagee in such Mortgagee's reasonable and customary form. If

Landlord is unable to obtain such non-disturbance, recognition and attornment agreement from its existing Mortgagee prior to the Commencement Date, then Landlord and Tenant shall establish a blocked, interest- bearing account with a banking institution licensed to do business in California and selected by Landlord. Tenant shall timely deposit all payments of Rent into the blocked bank account until whichever of the following events first occurs: (a) Landlord obtains and delivers to Tenant a reasonable and customary form of non-disturbance, recognition and attornment agreement signed by the Mortgagee existing on the date of this Lease; (b) Landlord causes this Lease to achieve priority over the deed of trust, mortgage or other interest held by the Mortgagee existing on the date of this Lease; (c) the term of this Lease expires; or (d) this Lease terminates prior to the scheduled expiration other than as a result of foreclosure of the prior mortgage, deed of trust or other interest held by the Mortgagee existing on the date of this Lease. Upon the occurrence of any event described in the preceding clauses (a), (b), (c) or (d), all Rent theretofore paid into the blocked bank account, together with interest earned thereon, shall be released to Landlord, and Tenant shall thereafter pay all Rent directly to Landlord. If this Lease terminates before the occurrence of any of the events described in the preceding clauses (a), (b), (c) or (d), and such termination results from the foreclosure of a mortgage, deed of trust or other interest held by the Mortgagee existing on the date of this Lease, all Rent theretofore paid into the blocked bank account, together with interest thereon, shall be released to Tenant. Funds may not be withdrawn from the blocked account by Landlord or Tenant except as provided in the preceding sentence. In case of any failure or delay in Tenant's payment of Rent into the blocked account, Landlord shall have all rights and remedies available where Rent is payable directly to Landlord. Furthermore, as a condition to the subordination of this Lease to any future mortgage, deed of trust or ground or underlying lease, Landlord shall obtain from the mortgagee, beneficiary or lessor a non-disturbance, recognition and attornment agreement in such form as is then reasonably and customarily used by institutional lenders.

31. ESTOPPEL CERTIFICATE

         31.1. Tenant shall from time to time within thirty (30) days after prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing in the form set forth in Exhibit E attached hereto, or such other form as may be commercially reasonable and customarily required by
(i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the Rent and other charges are paid in advance, if any; (ii) acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder (or specifying such defaults if they are claimed); and (iii) containing such other information and matters as are reasonably set forth in such form. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more than one (1) month's Rent has been paid in advance. Failure of Tenant to so deliver such statement shall be a material default hereunder.

         31.2. In connection with any sale of all or substantially all of the assets or stock of Tenant, Landlord shall within thirty (30) days after written request execute, acknowledge and deliver to Tenant a statement in writing: (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect); and (ii) acknowledging that there are not, to Landlord's knowledge, any defaults by Tenant hereunder (or specifying such defaults if they are claimed). Any such statement may be conclusively relied upon by any bona fide purchaser of all or substantially all of Tenant's stock or assets.

32. INTENTIONALLY DELETED

33. QUIET ENJOYMENT

         33.1. So long as Tenant pays all Rent and other sums due under this Lease, performs its covenants and obligations under this Lease and recognizes any successor to Landlord in accordance with the terms of this Lease, Tenant shall lawfully and quietly have, hold and enjoy the Premises without hindrance or molestation by Landlord or anyone claiming by, through or under Landlord, subject, however, to all the provisions of this Lease.

34. WAIVER OF REDEMPTION BY TENANT

         34.1. Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

35. WAIVER OF LANDLORD, TENANT'S PROPERTY

         35.1. Landlord shall, within thirty (30) days after written request from Tenant, execute and deliver to Tenant any statement in form reasonably acceptable to Landlord as may be required by any supplier, lessor, installment seller or chattel mortgagee in connection with the installation in the Premises of any personal property or trade fixtures of Tenant, pursuant to which Landlord shall agree to waive any rights it may have or may acquire with respect to any such property, provided in all cases that such supplier, lessor, installment seller or chattel mortgagee expressly agrees in writing that: (i) it will remove at its sole cost and expense all such property from the Premises before the expiration or termination of the Lease and if it fails to do so within ten (10) days after written request from Landlord it shall be deemed to have waived any and all rights it may have had to such property; (ii) prior to making any such removal it will advise Landlord in writing of the date and time of such removal and will at the time of such removal, allow a representative of Landlord to be present; (iii) it will promptly and diligently and at its sole cost and expense repair any and all damage to the Premises attributable to such removal and shall restore the Premises to substantially the same condition it was in prior to such removal; (iv) it will allow Landlord to select the person or persons who will effect such removal, repair and restoration, and will bear the costs and expenses thereof; (v) it will, if Landlord chooses not to exercise its rights under (iv) above, cause a performance and completion bond, satisfactory to Landlord, to be furnished to Landlord with regard to the work of such removal, repair and restoration; (vi) it will promptly pay Landlord any costs and expenses incurred by Landlord in connection with the enforcement of Landlord's rights hereunder, including reasonable attorneys' fees, and will indemnify and hold Landlord harmless against any and all claims, loss, cost or expense arising out of or in connection with such removal, repair and restoration; (vii) it will pay Landlord interest on any outstanding amounts payable by it to Landlord at the "Agreed Rate" (as hereinafter defined); (viii) it will not record such statement without Landlord's prior written consent which Landlord may withhold in its sole discretion and (ix) it will not assign its rights or delegate its duties under such statement without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed.

36. RULES AND REGULATIONS

         36.1. The Rules and Regulations attached hereto as Exhibit F are expressly made a part hereof. Tenant agrees to comply with such Rules and Regulations and any reasonable, nondiscriminatory amendments, modifications or additions thereto as may hereafter be adopted and published by notice to tenants in the Building, and to cause its agents, contractors and employees to comply therewith, and agrees that the violation of any of them shall constitute a default by Tenant under this Lease. If there is a conflict between the Rules and Regulations and any of the provisions of this Lease, the provisions of this Lease shall prevail. Provided Landlord makes reasonable efforts to cause other tenants and occupants to comply with the Rules and Regulations, Landlord shall not be responsible to Tenant for the non-performance by any other tenant or occupant of the Building or of the Project of any of the Rules and Regulations.

37. NOTICES

         37.1. Any notice, demand or communication required or permitted to be given hereunder to Landlord by Tenant shall be in writing and (i) personally served or (ii) deposited in the United States mails, duly registered or certified with postage fully prepaid thereon, addressed to Landlord at Landlord's address as set forth in Section 1.9 hereof, or to such other address or such other parties as Landlord may from time to time designate, or (iii) sent to such address by a nationally recognized overnight courier service with receipted delivery. Any notice, demand or communication required or permitted to be given hereunder to Tenant by Landlord may be (i) mailed as above stated to Tenant's address as set forth in Section 1.10 hereof, (ii) sent to such address by a nationally recognized overnight courier service with receipted delivery, or
(iii) delivered personally to Tenant at the address of the Premises. Copies of any notice to Tenant shall be sent to Tenant's legal department at the address set forth in Section 1.10 hereof. Either party may by written notice similarly given designate a different address for notice purposes, except that Landlord may in any event use the Premises as Tenant's address for notice purposes. Notice shall be effective when delivered in case of personal delivery, or on the next business day in case of delivery by overnight courier service, or on the third business day after mailing in the case of notice by registered or certified mail (or on such earlier date of delivery as is shown on the return receipt).

38. WAIVER

         38.1. No delay or omission by a party hereto in the exercise of any right or remedy for any default by the other party shall impair such right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent payments shall not constitute a waiver of any other default, and shall not constitute a waiver of timely payment of the particular payment involved. No act or conduct of Landlord, including, without limitation, the acceptance of keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the term. Only an express notice to such effect from Landlord to Tenant shall constitute acceptance of the surrender of the Premises sufficient to terminate this Lease. A party's consent to or approval of any act by the other party requiring the first party's consent or approval shall not constitute a consent or approval of any subsequent act by the second party. Any waiver of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of this Lease.

39. MISCELLANEOUS

         39.1. Execution by Landlord. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or an option for, the Premises. This document becomes effective and binding only upon execution by Tenant and by Landlord and upon Tenant's delivery to Landlord of the Guaranty, in the form set forth as Exhibit G, duly executed by the "Guarantor" identified in Section 1.12 above. No act or omission of any employee or agent of Landlord or of Landlord's broker shall alter, change or modify any of the provisions hereof.

         39.2. Landlord and Tenant. As used in this Lease, the words "Landlord" and "Tenant" include the plural as well as the singular. Words used in the neuter gender include the masculine and feminine and words in the masculine or feminine gender include the neuter. If there is more than one person or entity constituting Landlord or Tenant, the obligations imposed hereunder upon Landlord or Tenant are joint and several. If Tenant consists of a husband and wife, the obligations of Tenant hereunder extend individually to the sole and separate property of each of them as well as to their community property. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns only during their respective periods of ownership of the Premises.

         39.3. Brokers. Tenant shall hold Landlord harmless from all damages (including reasonable attorneys' fees and costs) resulting from any claims that may be asserted against Landlord by any broker, finder, or other person with whom Tenant has or purportedly has dealt, except as set forth at Section 1.11. Landlord shall pay a commission to the brokers identified in Section 1.11 pursuant to a separate agreement. If Tenant exercises its first Option to Extend and Landlord fails to pay to Cushman & Wakefield a commission therefor in accordance with that certain commission agreement dated January 17, 1995, Tenant may upon not less than thirty (30) days' prior notice to Landlord, pay the commission due and owing to Cushman & Wakefield and offset the amount thereof against the Rent next payable by Tenant under this Lease.

         39.4. Signs. Tenant shall not place or permit to be placed in or upon the Premises, where visible from outside the Premises, or outside the Premises on any part of the Building or Project, any signs, notices, drapes, shutters, blinds, or displays of any type, without the prior written consent of Landlord. Landlord reserves the right in its sole discretion to place and locate on the roof or exterior of the Building, and in any area of the Project not leased to Tenant, any signs, notices, displays and similar items as Landlord deems appropriate. Landlord shall provide Tenant, at no cost to Tenant but as part of Expenses, with at least thirty-five (35) strips on the Building directory board to be located in the lobby of the Building and every other directory board designed to accommodate the names of tenants and their personnel. Tenant will be permitted group and alphabetical listings on such directory board.

         39.5. Name of Building. Tenant shall not use the name of the Building or the Project for any purpose other than the address of the business to be conducted by Tenant in the Premises. Tenant shall not use any picture of the Building or the Project in its advertising, stationery or in any manner so as to imply that the entire Building is leased by Tenant. Landlord expressly reserves the right at any time to change the name of the Building or Project without in any manner being liable to Tenant therefor; provided, however, that so long as Tenant or its Affiliate actually occupies the Premises, Landlord will not name the Building for a direct competitor of Tenant. Landlord shall not use Tenant's name, logo or tradename except with Tenant's prior written consent, which consent shall not be unreasonably withhold or delayed; provided, however, that Landlord may use Tenant's name in promotional materials which list tenants of the Project.

         39.6. Parking. During the term of this Lease, Tenant shall only be entitled to such use of parking spaces in the parking areas located in the Project as shall be confirmed in writing by the parties, and absent any written agreement to the contrary, parking for Tenant and its employees, agents, customers, invitees and licensees shall be on a first-come, first-served basis, at rates and upon other terms and conditions as may be established from time to time by Landlord or Landlord's operator of the parking areas. Parking rates may be hourly, weekly or monthly, or such other rate system as Landlord deems advisable, and Tenant acknowledges that its employees shall not be entitled to park in such parking areas located in and about the Building which may from time to time be designated for visitors of the Building. Landlord may also designate areas for assigned, reserved or employee parking either within the parking areas located in and about the Building, or in other areas reasonably close thereto. Landlord shall have the right to change any such designated parking areas from time to time. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty as to the suitability of the parking areas for the conduct of Tenant's business.

         39.7. Guarantee. Any guarantee of this Lease shall be in the form set forth at Exhibit G. If this Lease shall have been guaranteed, any such guarantee shall be deemed a material part of the consideration for Landlord's execution of this Lease.

         39.8. Approval of Landlord's Mortgagee. Tenant acknowledges that this Lease is subject to the approval of Landlord's Mortgagee, as evidenced by such Mortgagee's execution of a nondisturbance, recognition and attornment agreement with Tenant.

         39.9. Landlord's Financing. In connection with Landlord's financing of the Premises or any other part of the Project, if Landlord's Mortgagee requires Tenant to execute, acknowledge and deliver to Landlord or Landlord's Mortgagee certain documents as may be ordinarily and customarily required by such lender in connection with financing, including without limitation those documents as may be required under Articles 30 and 31 of this Lease, Tenant shall execute, acknowledge and deliver the requested documents within thirty (30) days after receipt of Landlord's request therefor, and Tenant's failure to do so shall constitute a default without necessity of further notice or right to cure. No limitation on Landlord's recovery of consequential damages contained elsewhere in this Lease shall apply to a default by Tenant under this Section 39.9.

         39.10. Memorandum of Lease. Concurrently with the execution and delivery of this Lease by Landlord and Tenant, Landlord shall execute and notarize a short form Memorandum of Lease, in recordable form, and shall deliver same to Tenant for Tenant's recording in the form attached hereto as Exhibit "I", and Tenant shall execute, acknowledge and deliver to Landlord an undated quit claim deed to Landlord. Tenant's quit claim deed to Landlord shall become effective when Tenant's rights and interests under this Lease and in and to the Premises are of no further force or effect, at which time Landlord is authorized to date and record the quit claim deed. Tenant shall pay, or reimburse Landlord for, all costs and expenses (including, without limitation, transfer taxes) incurred in connection with recordation of the Memorandum of Lease or quit claim deed.

         39.11. Nonrecordability of Lease. Tenant agrees that in no event shall this Lease be recorded.

         39.12. Matters of Record. This Lease and Tenant's rights hereunder are subject and subordinate in all respects to matters affecting Landlord's title recorded in the official records of the county recorder's office for the county in which the Project is located prior or subsequent to the date of execution of this Lease, and is expressly subject and subordinate to the following:
Declaration of Restrictions dated September 15, 1978, and recorded on October 2, 1978, as Document No. 78-1093326 in the Official Records of Los Angeles County, State of California, as amended, and Reciprocal Parking Agreement dated January 3, 1979, and recorded on January 19, 1979, as Document No. 79-86214 in the Official Records of Los Angeles County, State of California, as amended. Tenant agrees that as to its leasehold estate it, and all persons in possession or holding under it, will conform with and will not violate any such covenants, conditions and restrictions, or other matters of record.

         39.13. Severability. If any provision of this Lease shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, every other term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law, and a suitable and equitable provision shall be substituted for the invalid or unenforceable provision in order to carry out, as far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision.

         39.14. Construction. All provisions hereof, whether covenants or conditions, shall be deemed to be both covenants and conditions. The definitions contained in this Lease shall be used to interpret this Lease.

         39.15. Interest. Except as expressly provided otherwise in this Lease, any amount due to Landlord which is not paid when due shall bear interest from the date due at the prime commercial rate of interest charged from time to time by Citibank N.A. plus two percent (2%) per annum, but not to exceed the maximum rate of interest allowable under the law (the "Agreed Rate"). Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

         39.16. Binding Effect; Choice of Law. Except as expressly provided otherwise in this Lease, all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns. This Lease shall be governed by the laws of the State of California.

         39.17. Waiver of Trial by Jury. LANDLORD AND TENANT EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE OR TENANT'S USE OR OCCUPANCY OF THE PREMISES, INCLUDING ANY CLAIM OF INJURY OR DAMAGE, AND ANY EMERGENCY AND OTHER STATUTORY REMEDY WITH RESPECT THERETO. LANDLORD AND TENANT ALSO AGREE THAT THE VENUE OF ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE IN THE CITY AND COUNTY OF LOS ANGELES, STATE OF CALIFORNIA.

         39.18. Time; Rights Cumulative. Time is of the essence of this Lease and each and every provision hereof, except as may be expressly provided otherwise. All rights and remedies of the parties shall be cumulative and non-exclusive of any other remedy at law or in equity.

         39.19. Inability to Perform. This Lease and the obligations of Landlord and Tenant hereunder shall not be affected or impaired because Landlord or Tenant is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of force majeure, strike, labor troubles, acts of God, acts of government, unavailability of materials or labor, or any other cause beyond the control of such party (collectively, "Force Majeure"). Notwithstanding the foregoing, a party's inability to perform for financial reasons shall not constitute Force Majeure. Furthermore, the provisions of this Section 39.19 shall not: (i) extend the Outside Date under Section 2.6; (ii) delay any right of Tenant to claim an abatement of Rent where specifically permitted by this Lease or to exercise any right to take a Required Action under Section 14.1.1; or (iii) except as otherwise provided herein, impair the right of either party to terminate this Lease.

         39.20. Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant, and that Tenant is qualified to do business in the State of California, and shall deliver appropriate certification to that effect if requested.

         39.21.   Intentionally Omitted.

         39.22. Submittal of Financial Statement. At any time and from time to time during the term of this Lease, within fifteen (15) days after request therefor by Landlord, Tenant shall supply to Landlord and/or any Mortgagee a current annual report of Guarantor or such other financial information as may be reasonably required by any such party.

         39.23. Riders. Clauses, plats, addenda, and riders, if any, that are signed by Landlord and Tenant and affixed to this Lease, are a part hereof.

40.      TENANT'S PROVISION OF CABLE TELEVISION SERVICES

         40.1. Grant. Landlord hereby grants to Tenant the exclusive right to provide cable television services within the Building (the "Cable TV Service"). Furthermore, so long as Tenant has the exclusive right to provide the Cable TV Service, Landlord shall not authorize any other provider of competing television services to solicit tenants in the Building. Tenant's exclusive right to provide the Cable TV Service shall end upon the earlier of: (i) expiration of the term of this Lease; (ii) termination of this Lease prior to scheduled expiration of the term; or (iii) cessation of Tenant's right, franchise or license to supply cable television services within the City of Santa Monica. In addition, Landlord may eliminate Tenant's exclusive right to provide Cable TV Service, allowing Tenant to provide the Cable TV Service on a nonexclusive basis, where Landlord determines that the rates charged to users of the Cable TV Service in the Building exceed a commercially reasonable rate for such service.

         40.2. Installation of System. Tenant shall install in the Building, at Tenant's sole cost and expense, a cable television distribution system including cable, amplifiers, outlets and all other necessary equipment including security equipment for the provision of Tenant's Cable TV Service within the Building (the "System"). Installation of any elements of the System within space occupied by other tenants of the Building shall only be performed with the prior written consent of each such tenant. The System shall have sufficient capacity to provide the Cable TV Service to all tenants of the Building who are willing to enter into Tenant's standard subscription agreement therefor. Except as otherwise provided by federal law, the System (including all equipment installed in the spaces occupied by tenants of the Building) shall remain the property of Tenant.

         40.3. Approval of Location. Prior to installing the System, Tenant shall provide Landlord with complete plans and specifications showing the types and location of equipment constituting the System. Approval of Tenant's plans and specifications for the System shall be subject to Landlord's sole but reasonable discretion. Except as required in connection with maintenance and repair of the Building, or for the preparation of vacant space for occupancy, Landlord will not disconnect or otherwise alter or damage any of the System.

         40.4. Maintenance and Repair. Tenant agrees to maintain and repair the System so the same remains in proper operating condition and does not materially interfere with ordinary use and occupancy of the Building. Without limiting the generality of the foregoing, Tenant shall take all necessary precautions to avoid damage to or interference with telecommunications, voice or other data transmission equipment located within or serving the Building and shall act promptly to correct any interruption of the Cable TV Service. Landlord acknowledges that Tenant is the only entity authorized to maintain or repair the System. Tenant shall, at Tenant's sole cost and expense, repair any damage to the Building or the Common Areas of the Project resulting from Tenant's activities in connection with the provision of the Cable TV Service.

         40.5. Removal of System. Upon termination of Tenant's right to provide Cable TV Service, Tenant shall remove all elements of the System and restore any damage to the Building and/or the Common Areas resulting from such removal.

         40.6. Services Provided. The Cable TV Service to be provided by Tenant pursuant to this Article 40 may vary from time to time at the discretion of Tenant, provided the services available to the Building shall correspond to those available to cable television subscribers in the City of Santa Monica.

         40.7. Charges. Tenant may charge individual tenants and occupants of the Building who become subscribers to the Cable TV Service such rates and fees as Tenant, in its discretion, deems appropriate. Landlord shall have no liability to Tenant for failure of tenants or other occupants of the Building to pay such fees or charges.

         40.8. Limitations. Nothing herein shall be construed as authorizing Tenant to provide any service to the Building other than the Cable TV Service. Without limiting the foregoing, Tenant is not authorized to provide telecommunications, voice or data transmission services to other tenants or occupants of the Building.

41. INTENTIONALLY OMITTED

42. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS

         42.1. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, negotiations, brochures, arrangements, or understanding pertaining to any such matter shall be effective for any purpose unless expressed herein. No provisions of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

43. OPTIONS TO EXTEND TERM

         43.1. Grant of Options to Extend Term. Landlord hereby grants Tenant two (2) options ("Option(s) to Extend Term") to extend the Lease term specified in Section 1.3 hereof (the "Initial Term"), in accordance with the provisions of this Article 43.

         43.2. Option(s) to Extend Term.

               43.2.1. Extended Terms. Each Option to Extend Term shall extend the term of the Lease for an additional sixty (60) months ("Extended Term(s)"), with the first Extended Term commencing upon the expiration of the Initial Term and the second Extended Term commencing upon the expiration of the first Extended Term.

               43.2.2. Terms for Extended Terms. If Tenant exercises an Option to Extend Term, then all of the terms contained in this Lease shall continue in full force and effect during each such Extended Term, except as follows:

                       43.2.2.1. The Basic Rent for the first Extended Term shall equal the Basic Rent during the Initial Term. The Basic Rent for the second Extended Term, however, shall equal ninety-five percent (95%) of the then "Fair Market Rental Value of the Premises" (as defined below), including escalations, as of the commencement of the second Extended Term, but in no event less than the Basic Rent specified in Section 1.4 above. The term "Fair Market Rental Value of the Premises" shall be Landlord's good faith calculation of the rental and all other monetary payments and other considerations of value and escalations that are then being agreed to by Landlord and by non-related third parties in written lease agreements, taking into account the age of the Building, the size and type of the Premises, the location and floor levels of the Premises, the quality of construction of the Building and the Premises, the services provided under the terms of this Lease, the rental then being obtained for new or renewal leases of space comparable to the Premises by landlords of comparable office buildings in the vicinity of the Project located on Santa Monica Boulevard or Olympic Boulevard west of the 405 Freeway, and all other factors that would be relevant to a third party not affiliated with Landlord desiring to lease the Premises in determining the rental such party would be willing to pay therefor.

                       43.2.2.2. The Base Year for the first Extended Term shall be calendar year 1995. The Base Year for the second Extended Term shall be determined as part of the Fair Market Rental Value of the Premises.

                       43.2.2.3. Tenant shall have no further right to extend the term of this Lease other than the two (2) Options to Extend Term described herein.

               43.2.3. Extended Term Notice. Tenant shall exercise each Option to Extend Term, if at all, by delivering a written notice to Landlord ("Extended Term Notice") at least nine (9) months, but not more than twelve (12) months, before the expiration of the Initial Term or the expiration of the first Extended Term, as the case may be. If Tenant does not deliver the Extended Term Notice within the required time period, the Option to Extend Term shall lapse, Tenant shall have no right to extend the Lease term, and this Lease shall expire upon the expiration of the Initial Term or the expiration of the first Extended Term, as the case may be, unless earlier terminated pursuant to the provisions of this Lease. If Tenant fails to validly exercise the first Option to Extend Term, Tenant's second Option to Extend Term shall terminate immediately and be of no further force or effect.

               43.2.4. Extension Rental Notice. Within a reasonable time after Landlord receives the Extended Term Notice for the second Extended Term, if any, Landlord shall provide Tenant written notice stating the Fair Market Rental Value of the Premises for the second Extended Term ("Extension Rental Notice"). Within twenty (20) days after the date Landlord delivers the Extension Rental Notice to Tenant, Tenant shall, by written notice delivered to Landlord, either
(a) accept the Fair Market Rental Value of the Premises stated in the Extension Rental Notice ("Notice of Acceptance") or (b) reject the Fair Market Rental Value of the Premises stated in the Extension Rental Notice ("Notice of Rejection"), or (c) disagree with Landlord's determination of the Fair Market Rent Value of the Premises, which notice must provide Tenant's good faith determination of the Fair Market Rental Value of the Premises ("Notice of Disagreement").

               43.2.5. Notice of Acceptance. If Tenant delivers the Notice of Acceptance in the manner and within the time frames herein provided, this Lease shall be deemed extended for the second Extended Term at the Basic Rent and upon the terms specified in this Article 43 without the need for any further notice or documentation. If Tenant does not deliver to Landlord the Notice of Acceptance, the Notice of Rejection or the Notice of Disagreement within said twenty (20) day period, the same shall constitute Tenant's Notice of Acceptance and Landlord shall be deemed to have received the Notice of Acceptance upon the twentieth (20th) day after Landlord delivers the Extension Rental Notice.

               43.2.6. Notice of Rejection. If Tenant delivers the Notice of Rejection to Landlord within said twenty (20) day period, then this Lease shall expire upon the expiration date of the first Extended Term, unless earlier terminated in accordance with the provisions of this Lease.

               43.2.7. Notice of Disagreement. If Tenant provides Landlord with the Notice of Disagreement within the time period hereinabove provided, then the parties shall have thirty (30) days ("Negotiation Period") after the date Landlord receives the Notice of Disagreement in which to negotiate and agree upon the Fair Market Rental Value of the Premises. During the Negotiation Period, Landlord and Tenant shall share in good faith the information upon which each relied to formulate their respective Fair Market Rental Value calculations. If, within the Negotiation Period, the parties agree upon the Fair Market Rental Value of the Premises, then the authorized officers of each party shall execute a letter of agreement ("Rent Agreement Letter") stating the agreed Fair Market Rental Value of the Premises. If the parties are unable to mutually agree upon the Fair Market Rental Value of the Premises for the second Extended Term during the Negotiation Period, then this Lease shall expire at the end of the first Extended Term.

         43.3. Documentation. If, within thirty (30) days following Landlord's receipt of (a) the Extended Term Notice with respect to the first Extended Term, or (b) the Notice of Acceptance or the executed Rent Agreement Letter with respect to the second Extended Term, either party requests that both parties enter into an amendment documenting the Extended Term, and Basic Rent during the Extended Term, then Landlord shall prepare an amendment to this Lease documenting the Extended Term, Basic Rent for the Extended Term and any other change to the Lease required pursuant to this Article 43 ("Extended Term Amendment"). The Extended Term Amendment shall be submitted to Tenant for execution and Tenant shall have thirty (30) days following receipt thereof from Landlord in which to execute and deliver the Extended Term Amendment to Landlord and Landlord shall have thirty (30) days after receipt of the same in which to execute the Extended Term Amendment and to deliver one fully-executed copy to Tenant. The failure of either or both Landlord or Tenant to execute the Extended Term Amendment shall not have the effect of nullifying the Extended Term Notice or the Notice of Acceptance, as the case may be, and this Lease shall nevertheless be extended for the applicable Extended Term as herein provided.

         43.4. Personal Option. The second Option to Extend Term is personal to the Tenant named on page 1 of this Lease. If Tenant assigns, mortgages, pledges, hypothecates or encumbers this Lease or its interest in the Premises or sublets all or any portion of the Premises before the exercise of the second Option to Extend Term, then the second Option to Extend Term shall lapse. However, Tenant's second Option to Extend Term shall not be affected in case of an assignment or sublease to an Affiliate.

         43.5. Additional Conditions. The Options to Extend Term shall be exercisable by Tenant on the express condition that at the time Tenant exercises each Option to Extend Term and at all times before, and upon the date of, the commencement of the applicable Extended Term Tenant shall not be in default this Lease as to any monetary obligations or any material non-monetary obligations.

44. RIGHT OF FIRST OFFER

         44.1. Definitions.

              44.1.1. Subject Space. Leasable space located in the building (exclusive of the Premises) is sometimes referred to as the "Subject Space."

              44.1.2. First Offer Space. The term "First Offer Space" means all, or a portion, of the Subject Space subject to the expiration of any (a) lease, sublease or other written agreement permitting entities to occupy space existing as of the date of this Lease, and (b) for which there are no existing or prior rights of expansion, extension or renewal which third parties may hold for the Subject Space or any portion thereof existing as of the date of this Lease. Notwithstanding the foregoing, (i) Landlord may offer space to Tenant as "First Offer Space" up to six (6) months in advance of the same becoming available as First Offer Space if Landlord has knowledge of the space becoming available in advance of the expiration or termination of a lease or other agreement for such space (e.g., where a tenant has an option to extend with six (6) months' prior written notice and such right lapses because such tenant did not exercise such right, Landlord may then offer such space to Tenant in fulfillment of its obligations under this Article 44), and (ii) Landlord may hereafter enter into a lease, sublease or other written agreement permitting entities to occupy space for the purpose of extending a tenancy or subtenancy existing as of the date of this Lease, in which case the same shall not be deemed to have expired for purposes of the preceding clause (a).

         44.2. Right of First Offer. Subject to the limitations hereinbelow expressed, before entering into a lease with any person or entity for First Offer Space, Landlord shall first offer to lease to Tenant the First Offer Space subject to, and upon all of the terms, covenants and conditions set forth in this Article 44 ("Right of First Offer"). This Right of First Offer is subject and subordinate to all existing rights granted to other tenants as specified in clauses (a) and (b) of Section 44.1.2. Landlord may simultaneously give a Notice of First Offer to Tenant and all other tenants holding existing rights which are prior to Tenant's Right of First Offer, in which case Tenant's acceptance thereof shall be subject to non-exercise of the rights of first offer prior to Tenant.

              44.2.1. Exception For Current Vacancy. Notwithstanding any contrary provision of this Article 44, Landlord shall not be obligated to give Tenant a Right of First Offer as to any Subject Space which is vacant and available for lease as of the date of this Lease unless and until such currently vacant and available Subject Space is first leased to a third party and thereafter becomes vacant and available at a time when Tenant's Right of First Offer is in effect.

              44.2.2. Continuity and Duration. For the first forty-eight (48) months of the Initial Term, if Tenant delivers (or is deemed to have delivered) a "First Offer Rejection Notice," as defined in Section 44.4 below, with respect to a given First Offer Space and such First Offer Space is hereafter leased to a third party and then upon the expiration or earlier termination of such third party lease, Tenant again shall have the Right of Offer if Landlord intends to enter into another lease of such First Offer Space within the first forty-eight
(48) months of the Initial Term. Tenant's rights under this Article 44 shall expire at the end of the forty- eighth (48) month of the initial Term unless prior to such time Tenant has validly exercised its first Option to Extend Term pursuant to Article 43. If Tenant does validly exercise the first Option to Extend Term, Tenant's rights under this Article 44 shall continue for the balance of the Initial Term and for the first Extended Term, except that if at any time after the first forty-eight (48) months of the Initial Term, Tenant delivers (or is deemed to have delivered) a First Offer Rejection Notice, or if Tenant delivers a Notice of Counter-Offer and the parties do not thereafter reach agreement with respect to such First Offer Space, Tenant's rights under this Article 44 shall end as to the First Offer Space described in the Notice of First Offer to which Tenant's First Offer Rejection Notice pertains.

         44.3. Term. The term with respect to the First Offer Space shall be coterminous with the date of expiration or earlier termination of this Lease.

         44.4. Rent for First Offer Space. The First Offer Space shall be offered to Tenant at the Fair Market Rental Value of the First Offer Space. The term "Fair Rental Market Value of the First Offer Space" shall be Landlord's good faith determination of the prevailing fair market rental rate for the First Offer Space, delivered in as-is condition, based on recent leases of space in the Project comparable to the First Offer Space for a term comparable to the unexpired term of this Lease.

         44.5. Notice of First Offer. Landlord shall provide Tenant in writing the First Offer and the terms of the First Offer for such First Offer Space ("Notice of First Offer"). Within ten (10) days after receiving the Notice of First Offer, Tenant shall notify Landlord in writing that: (i) Tenant accepts the Notice of First Offer ("First Offer Acceptance Notice"); or (ii) Tenant rejects the Notice of First Offer and, consequently, waives its then right to such First Offer Space ("First Offer Rejection Notice"); or (iii) Tenant commits to lease the First Offer Space on such other terms and conditions as are specified in Tenant's notice ("Notice of Counter-Offer"). If Tenant does not for any reason deliver the First Offer Acceptance Notice or the First Offer Rejection Notice or the Notice of Counter-Offer to Landlord within the time frames herein contained, the same shall constitute Tenant's First Offer Rejection Notice. The First Offer Acceptance Notice or the First Offer Rejection Notice, as the case may be, shall be irrevocable, and shall be binding upon both Landlord and Tenant without the need for any further documentation. Tenant's Notice of Counter-Offer shall likewise be irrevocable for a period of five (5) business days after Landlord's receipt thereof.

              44.5.1. First Offer Acceptance Notice. If Tenant delivers the First Offer Acceptance Notice as specified in above, then Landlord shall prepare a document ("First Offer Space Document") setting forth the terms by which Tenant shall lease the First Offer Space, as set forth in this Article 44. The First Offer Space Document shall be submitted to Tenant for execution and Tenant shall have twenty (20) days in which to execute and deliver to Landlord the First Offer Space Document. Landlord shall have twenty (20) days following receipt of the First Offer Space Document from Tenant in which to execute and deliver one (1) fully-executed copy to Tenant. The failure of either or both Landlord or Tenant to execute the First Offer Document shall not have the effect of nullifying Tenant's First Offer Acceptance Notice, and the First Offer Space shall nevertheless be leased by Tenant as herein provided.

              44.5.2. First Offer Rejection Notice. If Tenant delivers the First Offer Rejection Notice as specified above, then Landlord shall have the right to lease such First Offer Space to any third party.

              44.5.3. Notice of Counter-Offer. If Tenant delivers a Notice of Counter-Offer and Landlord timely accepts the same, then Landlord shall prepare a First Offer Space Document and the parties shall proceed in accordance with
Section 44.5 above. If Tenant delivers a Notice of Counter-Offer and Landlord does not immediately accept the same, Landlord shall within five (5) business days after receipt of Tenant's Notice of Counter-Offer commence good faith negotiations with Tenant in an effort to reach agreement on mutually acceptable terms and conditions for the lease of such First Offer Space. However, in no event shall Landlord be required to continue such negotiations for more than five (5) business days.

         44.6. Effect of Default. If Tenant is in default under this Lease on
(a) the date Landlord is otherwise obligated to provide Tenant with the Notice of First Offer, Landlord (in its sole discretion) shall not be obligated to provide Tenant with the Notice of First Offer in which case the rights of Tenant to such First Offer Space under this Article 44 shall be void and of not further force or effect, or (b) the date Tenant is required to accept delivery of possession of the First Offer Space, then Landlord (in its sole discretion) shall not be obligated to deliver the First Offer Space to Tenant in which case the rights of Tenant to such First Offer Space under this Article 44 shall be void and of no further force or effect. The foregoing rights of Landlord shall be in addition to any other rights and remedies available to Landlord at law or in equity. If such First Offer Space again becomes available while Tenant's rights under this Article 44 remain in effect and Tenant is not in default, then Tenant shall again have a Right of First Offer on such space, subject to the provisions of this Article 44.

         44.7. First Offer Personal. The First Offer granted herein is personal to Tenant named on page 1 of this Lease. If Tenant assigns, mortgages, pledges, hypothecates or encumbers this Lease or its interests in the Premises or sublets any portion of the Premises (other than to an Affiliate) (i) on or before the date Landlord is otherwise obligated to provide Tenant with the Notice of First Offer, the rights of Tenant to the First Offer Space under this Article 44 shall be void and of no further force or effect, or (ii) on or before the date Tenant is required to accept delivery of possession of the First Offer Space, then Landlord (in its sole discretion) shall not be obligated to deliver possession of the First Option Space to Tenant in which case the rights of Tenant, its sublessee, successor or transferee to the First Offer Space under this Article 44 shall be void and of no further force or effect.

         44.8. First Floor Offer Space Leased In 1995. Notwithstanding the foregoing, as to any First Offer Space which is leased to Tenant in 1995, the Basic Rent for such First Offer Space shall equal $1.70 per rentable square foot of the First Offer Space, the Base Year for the First Offer Space shall be 1995, and the Construction Allowance for the First Offer Space, calculated on a per usable square foot basis, shall equal the product of thirty-five cents ($0.35) multiplied by the number of full months remaining in the Initial Term as of the date Tenant commences paying Rent for such First Offer Space.

45. ENVIRONMENTAL HAZARDS

         45.1. Landlord's Representation. With the understanding that Landlord has made no environmental site assessment of the Premises or the Project, Landlord represents and warrants that Landlord has no actual knowledge of any Hazardous Materials in or on the Premises or the Project that violates Environmental Requirements, as defined in Section 45.6.2 below.

         45.2. Landlord's Indemnity. Landlord shall indemnify and hold Tenant (together with its officers, directors, stockholders, partners, beneficial owners, trustees, employees, agents, contractors and attorneys) (collectively, the "Tenant Parties") harmless from and against any and all Environmental Damages, as defined in Section 45.6.3 below (excluding in any event, however, any consequential damages), which may be asserted by any person or entity (including any government agency) or which the Tenant may sustain or be put to on account of (i) the presence or release of any Hazardous Materials upon, in or from the Premises or the Project during the term caused by the action or default of Landlord or any employee, contractor or agent of Landlord, (ii) the activities or other action or inaction of Landlord or any employee, contractor or agent of Landlord in violation of Environmental Requirements, and (iii) the breach of any of Landlord's obligations under this Article.

         45.3. Tenant's Covenants. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any Hazardous Materials. Tenant shall not allow the storage or use of Hazardous Materials in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage and use of such Hazardous Materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such Hazardous Materials. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of Hazardous Materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand if such requirement arises due to the presence of Hazardous Materials which are used, stored, generated, produced or disposed of by Tenant, or any subtenant of the Premises or the agents, employees, contractors, licensees or invitee of either of them (collectively "Tenant's Agents"). In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of Hazardous Materials on the Premises, and Tenant shall promptly deliver to Landlord copies of any notices, orders or other communications received from any governmental agency or official affecting the Premises and concerning alleged violations of the Environmental Requirements.

         45.4. Tenant's Indemnity. Tenant shall indemnify and hold Landlord (together with its officers, directors, stockholders, partners, beneficial owners, trustees, employees, agents, contractors, attorneys, and Mortgagees) harmless from and against any and all Environmental Damages which may be asserted by any person or entity (including any government agency) or which the indemnified parties may sustain or be put to an account of (i) the presence or release of any Hazardous Material upon, in or from the Premises during the Term and during any period when Tenant, or Tenant's Agents are occupying the Premises or any part thereof, unless caused by the action or default of Landlord, Landlord's employees, agents or contractors, (ii) the presence or release of any Hazardous Material upon, in or from the Property caused by the action or default of Tenant or Tenant's Agents, (iii) the activities or other action or inaction of Tenant or Tenant's Agents in violation of Environmental Requirements, and
(iv) the breach of any of Tenant's obligations under this Article.

         45.5. Interruption In Use. If there shall be a release of Hazardous Materials in the Project, and such release was not caused, in whole or in part, by the acts, omissions, negligence or default of Tenant or Tenant's Agents, and is not the result of a casualty or a taking (for which the provisions of Articles 18 and 19, respectively, shall control), and such release results in the Premises being untenantable by Tenant for its operations therein for a period of more than one hundred eighty (180) consecutive days, Tenant may terminate this Lease by written notice to Landlord given prior to the Premises becoming tenantable again.

         45.6. Definitions. The following terms as used herein shall have the meanings set forth below:

               45.6.1. "Hazardous Materials" shall mean any substance (i) which is or becomes defined as Hazardous Substance, Hazardous Waste, Hazardous Material or Oil under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 6901 et seq., as amended, any applicable state or local laws, and the regulations promulgated thereunder, as same may be amended from time to time, or (ii) which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous to health or the environment and which is or becomes regulated and the presence of which requires investigation or remediation pursuant to any applicable law.

               45.6.2. "Environmental Requirements" shall mean all applicable law, the provisions of any and all approvals, and the terms and conditions of this Lease insofar as same relate to the releases, maintenance, use, storage, containment, transportation, disposal or generation of Hazardous Materials, including without limitation those pertaining to reporting, licensing, permitting, health and safety of persons, investigation, containment, remediation, and disposal.

               45.6.3. "Environmental Damages" shall mean all liabilities, injuries, losses, claims, damages (whether special, consequential or otherwise), settlements, attorneys' and consultants' fees, fines and penalties, interest and expenses, and costs of environmental site investigations, reports and cleanup, including without limitation costs incurred in connection with: any investigation or assessment of site conditions or of health of persons using the Building or the Project; risk assessment and monitoring; any cleanup, remedial, removal or restoration work required by any governmental agency or recommended by Landlord's environmental consultant; any decrease in value of the Project; any damage caused by loss or restriction of rentable or usable space in the Project; or any damage caused by adverse impact on marketing or financing of the Project.

46. WHEN PAYMENT IS DUE

         46.1. Whenever a payment is required to be made by one party to the other under the Lease, but a specific date for payment or a specific number of days within which payment is to be made is not set forth in the Lease, or the words "immediately", "promptly" and/or "on demand", or their equivalent, are used to specify when such payment is due, then such payment shall be due thirty
(30) days after the party which is entitled to such payment sends written notice to the other party demanding such payment.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:                             BARCLAY CURCI INVESTMENT COMPANY,
                                      a California general partnership

                                      By:    SC ENTERPRISES,
                                             a California limited partnership,
                                             a general partner

                                             By:   SHURL CURCI,
                                                   a general partner


                                                   By: Illegible
                                                       -------------------------
                                                        Roberta P. Gilligan,
                                                        his attorney-in-fact



TENANT: CENTURY SOUTHWEST CABLE TELEVISION, INC., a Delaware corporation


                                      By: Illegible
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:            President


                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:            Secretary

                                    EXHIBIT A

                             DESCRIPTION OF PREMISES





                                   Suite 2001
                         3000 Ocean Park Boulevard ("R")
                            Santa Monica, California

                                    Exhibit A

                                    EXHIBIT A

                             DESCRIPTION OF PREMISES





                                   Suite 3010
                         3000 Ocean Park Boulevard ("R")
                            Santa Monica, California

                                    Exhibit A

                                   EXHIBIT A-1

                             DESCRIPTION OF PROJECT


                                   EXHIBIT A-1

                                    EXHIBIT B

                      VERIFICATION OF TERM AND INITIAL RENT

RE:  Lease dated _____________________________ between _________________________
____________________________________________________________________("Landlord")
and_____________________________________________________________________________
_____________________________________________________________________ ("Tenant")
for premises in _______________________________________________________________.
Tenant hereby verifies that the information stated below is correct and further acknowledges and accepts possession of the Premises.



               Area: ____________________________(rentable/usable/gross) sq. ft.

  Commencement Date: __________________________________________________________

   Termination Date:  _________________________________________________________

            Options: __________________________________________________________

       Initial Rent: __________________________________________________________

Address for Notices: __________________________________________________________

                     __________________________________________________________

                     __________________________________________________________

                     __________________________________________________________

                     __________________________________________________________


    Billing Address: __________________________________________________________

                     __________________________________________________________

                     __________________________________________________________

                     __________________________________________________________

                     __________________________________________________________


                     ATTN: ________________________________________

          Telephone: (___)_________________________________________

 Federal Tax ID No.: __________________________________________________________



                                          By: _________________________________

                                          Title: ______________________________

                                          Date:  ________________________, 19__


                                    EXHIBIT B

                                    EXHIBIT C

                             CONSTRUCTION PROVISIONS


         These Construction Provisions shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises. These Construction Provisions are essentially organized chronologically and address the issues of the construction of the Premises, in sequence. as such issues will arise during the actual construction of the Premises. All capitalized terms used but not defined herein shall have the meanings given such terms in the Lease. All references in these Construction Provisions to Articles or Sections of "this Lease" shall mean the relevant portion of Articles 1 through 46 of this Lease to which these Construction Provisions are attached as Exhibit C and of which these Construction Provisions form a part, and all references in these Construction Provisions to Sections of "these Construction Provisions" shall mean the relevant portions of Sections 1 through 6 of these Construction Provisions.


                                    SECTION 1

                 LANDLORD'S INITIAL CONSTRUCTION IN THE PREMISES

         1.1 Base Building as Constructed by Landlord. Landlord has constructed, at its sole cost and expense, in accordance with all applicable codes and laws (collectively, the "Laws") in effect at the time such construction was completed, the base building (i) of the Premises and (ii) of the floors of the Building on which the Premises is located (collectively, the "Base Building"). Tenant has inspected the Premises and the Base Building and agrees to accept the same in their currently existing condition, "AS IS" and "WITH ALL FAULTS," and Landlord shall have no obligation to alter or improve the Premises or the Base Building, except that Landlord shall, at Landlord's cost (except as otherwise provided in these Construction Provisions with respect to the work described in
Section 1.1.4 below), perform the work described in Sections 1.1.1 through 1.1.5 of these Construction Provisions.

             1.1.1 Exterior Walls and Windows. Landlord shall cause the curtain wall and exterior windows to be properly sealed and leak-free. Such work shall be performed on an "as needed" basis after reasonable prior notice from Tenant of the need therefor.

             1.1.2 Electrical Room. Prior to the Commencement Date, Landlord shall seal any penetrations in the Building's electrical room to comply with fire safety requirements.

             1.1.3 Public Restrooms. Landlord shall prior to the Commencement Date perform any work in the restroom facilities on the second and third floors which may be required to comply with disabled access laws, including the Americans With Disabilities Act.

             1.1.4 Public Corridors. Prior to the Commencement Date, if required as a condition to issuance of permits needed for the Tenant Improvements (as defined in Section 2.1 of these Construction Provisions), or for issuance of a certificate of occupancy for the Premises, Landlord shall perform such work as may be required to upgrade to current fire rating standards the Building's public corridor walls.

             1.1.5 In addition to any work as may be required under Section
1.1.4 of these Construction Provisions, Landlord shall, at its sole cost, perform such modifications to the Base Building as may be required for both issuance and sign-off of Tenant's building permits for the Tenant Improvements, provided that: (i) Landlord shall not be required by this Section 1.1.5 to undertake any Base Building modifications which are required due to Tenant's specific use of the Premises or any Tenant Improvements which are not consistent with ordinary office use; (ii) Landlord shall not be required to undertake any such modifications until a reasonable time after written notice from Tenant of the need therefor (which notice shall be delivered by Tenant within three (3) business days after Tenant or Tenant's Agents first learn that such modifications are needed); and (iii) Landlord shall not be responsible for any unavoidable damage to the Tenant Improvements which results from such modifications.


                               EXHIBIT C - Page 1

                                    SECTION 2

                               TENANT IMPROVEMENTS

         2.1 Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the "Tenant Improvement Allowance") in an amount equal to Twenty-One and 21/100 Dollars ($21.21) per usable square foot of the Premises for the costs relating to the initial design and construction of Tenant's improvements set forth in the "Approved Working Drawings", as defined in Section 3.4 of these Construction Provisions (the "Tenant Improvements").

         2.2 Disbursement of the Tenant Allowance.

             2.2.1 Tenant Improvement Allowance Items. Except as otherwise set forth in these Construction Provisions, the Tenant Improvement Allowance shall be disbursed by Landlord only for the following items and costs (collectively the "Tenant Improvement Allowance Items"):

                   2.2.1.1 Payment of the fees of: (i) the "Architect," as defined in Section 3.1 of these Construction Provisions, which fees shall not exceed $2.15 per usable square foot of the Premises; (ii) the Project Management Consultant, as defined in Section 3.1 of these Construction Provisions, which fees shall not exceed $1.00 per usable square foot of the Premises; and (iii) the "Engineers," as defined in Section 3.1 of these Construction Provisions;

                   2.2.1.2 The payment of plan check, permit and license fees relating to construction of the Tenant Improvements;

                   2.2.1.3 The cost of construction of the Tenant Improvements, including, without limitation, testing and inspection costs, and contractors' fees and general conditions;

                   2.2.1.4 The cost of any changes in the Base Building work when such changes are required by the Construction Drawings, such cost to include all direct architectural and/or engineering fees and expenses incurred in connection therewith;

                   2.2.1.5 The cost of any changes to the Construction Drawings or Tenant Improvements required by Law to the extent not caused by Landlord's failure to comply with its obligations hereunder;

                   2.2.1.6 Sales and use taxes and Title 24 fees;

                   2.2.1.7 Costs of relocation from Tenant's current premises to the Premises, which costs shall not exceed $1.00 per usable square foot of the Premises;

                   2.2.1.8 The cost of voice and data wiring within the Premises;

                   2.2.1.9 The cost of signs installed by Tenant in accordance with the provisions of Section 39.4 of the Lease;

                   2.2.1.10 The Landlord Supervision Fee, as defined in Section
4.4 of these Construction Provisions; and

                   2.2.1.11 Costs of demolishing the existing improvements in the Premises in accordance with a demolition plan approved by Landlord.

                   2.2.1.12 Cost incurred by Landlord in performing the work described in Section 1.1.4 of these Construction Provisions for upgrading the public corridor walls which abut or are within the Premises. However, if the cost of upgrading the public corridor walls which abut or are within the Promises exceeds $20,000.00, the amount in excess thereof shall be paid by Landlord and such excess amount shall not be a Tenant Improvement Allowance Item.

                   2.2.1.13 All other costs approved by or expended in connection with the construction of the Tenant Improvements, as reasonably approved by Landlord.

             2.2.2 Disbursement of Tenant Improvement Allowance. Prior to and during the construction of the Tenant Improvements, as the case may be, Landlord shall make monthly disbursements of the Tenant


                               EXHIBIT C - Page 2

Improvement Allowance for Tenant Improvement Allowance Items for the benefit of Tenant and shall reimburse monies expended by Tenant as follows.

                   2.2.2.1 Monthly Disbursements. On or before the first day (the "Submittal Date") of each calendar month commencing with the first calendar month following the execution of the Lease, Tenant shall deliver to Landlord:
(i) a request for payment of the "Contractor," as that term is defined in
Section 4.1.1 of these Construction Provisions, approved by Tenant, on the standard AIA (G702) form showing, by trade, the percentage of completion of the Tenant Improvements in the Premises and detailing the portion of the work completed; (ii) executed conditional mechanic's lien releases from all of "Tenant's Agents," as that term is defined in Section 4.1.2 of these Construction Provisions, which shall comply with the appropriate provisions of California Civil Code Section 3262(d); and (iii) all other information reasonably requested in good faith by Landlord. Tenant's request for payment shall be deemed Tenant's acceptance and approval of the work furnished and/or the materials supplied as set forth in Tenant's payment request vis-a-vis the Landlord. On or before the twenty-ninth (29th) day of each such calendar month (the "Payment Date"), and assuming Landlord receives the applicable information described in items (i) through (iii), above, and unconditional lien releases, as applicable, for all work paid for from the Tenant Improvement Allowance as of the previous Payment Date, Landlord shall make direct payment to the Contractor of the amount Tenant has requested on the preceding Submittal Date, less the "Retained Sum" and "Tenant's Share" (as said terms are defined in Section
2.2.2.2 of these Construction Provisions).

                   2.2.2.2 Retained Sum and Tenant's Share. The "Retained Sum" is an amount equal to ten percent (10%) of each request by Tenant for disbursement to the Contractor of the Tenant Improvement Allowance. The aggregate amount of such retentions shall be known as the "Final Retention." The term "Tenant's Share" means, if the estimated total cost of all work to be performed under Tenant's contract with the Contractor (including the cost of any "Tenant Change," as defined in Section 3.5 of these Construction Provisions) exceeds the Tenant Improvement Allowance, the ratio that the cost in excess of the Tenant Improvement Allowance bears to the estimated total cost of all work to be performed by the Contractor.

                   2.2.2.3 Landlord's Right to Dispute. Landlord's payment of any amounts called for under these Construction Provisions shall not be deemed Landlord's approval or acceptance of the work furnished or materials supplied as set forth in Tenant's payment request. Landlord may dispute any request for payment based on material noncompliance of any work with the Approved Working Drawings or due to any materially substandard work as identified in good faith by Landlord. In the event that Landlord identifies any material noncompliance with the Approved Working Drawings or substandard work, Tenant shall be provided a detailed statement identifying such material noncompliance or substandard work, and Landlord may withhold payment therefor until Landlord receives reasonable evidence that such noncompliance or substandard work has been corrected. If Tenant disputes Landlord's determination of material noncompliance or substandard work, the matter shall be resolved by the architects engaged by Tenant and Landlord (HOK and P. Murray, respectively). If the parties' architects are unable to mutually agree on a proper resolution of the dispute within ten (10) business days, the deadlock shall be resolved by Nadel Partnership acting as a neutral arbitrator. The decision of Nadel Partnership, which shall be limited to the question whether Contractor's work is not in material compliance with the Approved Workings Drawings or is substandard, shall be binding on Landlord and Tenant. Each party shall pay the fees and expenses of its own architect; and the fees of Nadel Partnership shall be party whose position in regard to the compliance and quality of Contractor's work was not sustained by Nadel Partnership. Landlord's obligation to disburse the Tenant Improvement Allowance under this Section 2.2.2 shall be suspended during any period when Tenant is disputing Landlord's determination of material noncompliance or substandard work as herein provided.

                   2.2.2.4 Final Retention. Subject to the provisions of these Construction Provisions, a check for the Final Retention payable to Contractor shall be delivered by Landlord to Tenant following the completion of construction of the Premises, provided that (i) Tenant delivers to Landlord (A) properly executed mechanics lien releases in compliance with both California Civil Code Section 3262(d)(2) and either Section 3262(d)(3) or Section 3262(d)(4), (B) an executed verification in the form of Exhibit B to the Lease,
(C) a copy of all building permits with all sign-offs executed, a certificate from Tenant's Architect that the Tenant Improvements were constructed per the Approved Working Drawings and are 100% completed, (E) one set of "as built" reproducible drawings (consisting of the Approved Working Drawings marked by Contractor and/or HOK to reflect field modifications), and (F) copies of all manufacturers' warranties, owner's manuals, etc., for equipment or materials installed by Contractor and a warranty statement, naming Landlord as the beneficiary of such warranty, from the Contractor guaranteeing all Tenant Improvements for at least one year from the date of substantial completion thereof; and (ii) Landlord has reasonably determined that no materially substandard work exists which materially and adversely affects the mechanical, electrical, plumbing, heating, ventilating and air conditioning, life-safety or other systems of the Building, the curtain wall of the Building, or the structure or exterior appearance of the Building.

                               EXHIBIT C - Page 3

                   2.2.2.5 Ownership of Improvements. All Tenant Improvement Allowance Items which are permanently affixed to the Premises for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of Article 15 of this Lease.

             2.2.3 Failure to Disburse Tenant Improvement Allowance. In the event that Landlord fails to fulfill its obligation to disburse the Tenant Improvement Allowance in accordance with the terms of Section 2.2.2 above, following ten (10) business days notice from Tenant and Landlord's failure to cure within such period, Tenant shall have the following rights, which rights shall be cumulative and in addition to any rights or remedies available to Tenant under this Lease, at law or in equity: (i) to cease performance of all or any portion of the work of the Tenant Improvements, or (ii) continue to perform the work of the Tenant Improvements (following a cessation pursuant to item (i), above, or otherwise), and offset any unpaid portions of the Tenant Improvement Allowance plus interest at the Agreed Rate (as defined in Section 39.15 of this Lease) against Tenant's obligation for rent next coming due under this Lease.

             2.2.4 Reimbursement of Allowance Items. If any portion of the Tenant Improvement Allowance remains unused after Landlord has disbursed any sum authorized by Section 2.2.1.12 of these Construction Provisions as a Tenant Improvement Allowance Item and has made the disbursements to Contractor called for under Section 2.2.2 of these Construction Provisions (including payment of the Final Retention), and Landlord has received the Landlord Supervision Fee called for under Section 4.4 of these Construction Provisions, the unused Tenant Improvement Allowance shall be used to reimburse Tenant for any Tenant Improvement Allowance Items for which Tenant has made payment. Landlord shall reimburse such amounts to Tenant, up to the unused balance of the Tenant Improvement Allowance, promptly after Tenant delivers to Landlord (i) receipted invoices evidencing full payment of all items for which Tenant seeks reimbursement, (ii) unconditional lien releases from all of Tenant's Agents (where such releases are customarily required or necessary to assure no attachment of mechanics' or materialmen's liens), and (iii) all other information reasonably requested in good faith by Landlord.

             2.2.5 Unused Allowances. In the event there remains any unused portion of the Tenant Improvement Allowance after Landlord's disbursements under Sections 2.2.1.12 and 2.2.2 and reimbursements under Section 2.2.4 (the "Unused Allowance"), Tenant may credit any Unused Allowance, in an amount not to exceed $2.50 per usable square foot of the Premises, against the payments coming due under this Lease at least thirty (30) days after Landlord's final payment under
Section 2.2.4 above. Any Unused Allowance in excess of $2.50 per usable square foot of the Premises shall be retained by Landlord.


                                    SECTION 3

                              CONSTRUCTION DRAWINGS

         3.1 Selection of Architect/Construction Drawings. Tenant shall retain HOK (the "Architect") to prepare the Construction Drawings. Notwithstanding the foregoing, Tenant may, at its option, retain an architect other than HOK, subject to Landlord's reasonable approval, which approval shall be granted or denied by Landlord within five (5) business days after Tenant has submitted the proposed alternative architect to Landlord, to prepare the Construction Drawings. Tenant shall retain Jack Spound of Corporate Real Estate Solutions (or such other person or entity as Tenant may select, subject to Landlord's reasonable approval) as project management consultant (the "Project Management Consultant"). Tenant shall retain engineering consultants or shall cause Contractor to select subcontractors qualified to provide design/build services (referred to herein, in either case, as the "Engineers"). The Engineers, who shall be subject to Landlord's reasonable approval, shall prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, life safety, and sprinkler work of the Tenant Improvements. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings." All Construction Drawings shall be subject to Landlord's approval pursuant to the terms set forth in Sections 3.2 and 3.3 below. Tenant and Architect shall verify, in the field, the dimensions and conditions as shown on the relevant portions of the Building plans, and Tenant and Architect shall be solely responsible for the same, and Landlord shall have no responsibility in connection therewith. Landlord's review of the Construction Drawings as set forth in this Section 3, shall be for its sole purpose and shall not imply Landlord's review of the same, or obligate Landlord to review the same, for quality, design compliance with laws or other like matters.

         3.2 Final Space Plan. Tenant and the Architect shall prepare the final space plan for Tenant Improvements in the Premises (collectively, the "Final Space Plan"), and shall deliver the Final Space Plan to Landlord for Landlord's approval. Landlord shall, within five (5) business days after Landlord receives such Final Space Plan, (i) approve the Final Space Plan, (ii) approve the Final Space Plan subject to specified

                               EXHIBIT C - Page 4
conditions to be complied with when the Final Working Drawings are submitted by Tenant to Landlord, or (iii) disapprove the Final Space Plan and return the same to Tenant with requested revisions; provided, however, that Landlord shall only disapprove the Final Space Plan for reasonable and material reasons, including without limitation, (i) an adverse effect on the structural integrity of the Building; (ii) noncompliance with Laws; (iii) an adverse effect on the systems and equipment of the Building; or (iv) an adverse effect on the exterior appearance of the Building (individually or collectively, a "Design Problem"). If Landlord disapproves the Final Space Plan, Tenant may resubmit the Final Space Plan to Landlord at any time, and Landlord shall approve or disapprove of the resubmitted Final Space Plan, based upon the criteria set forth in this
Section 3.2, within two (2) business days after Landlord receives such resubmitted Final Space Plan.

         3.3 Final Working Drawings. Tenant, the Architect and the Engineers shall complete the architectural and engineering drawings for the Premises in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "Final Working Drawings") and shall submit the same to Landlord for Landlord's approval. The Final Working Drawings may be submitted in one or more stages at one or more times, provided that Tenant shall ultimately supply Landlord with two (2) completed copies signed by Tenant of such Final Working Drawings. Landlord shall, within five (5) business days after Landlord receives the Final Working Drawings, either (i) approve the Final Working Drawings, (ii) approve the Final Working Drawings subject to specified conditions to be satisfied by Tenant prior to submitting the Approved Working Drawings for permits as set forth in Section 3.4, below, if the Final Working Drawings do not comply with the Final Space Plan or contain a Design Problem, or (iii) disapprove and return the Final Working Drawings to Tenant with requested revisions if the Final Working Drawings do not comply with the Final Space Plan or contain a Design Problem. If Landlord disapproves the Final Working Drawings, Tenant may resubmit the Final Working Drawings to Landlord at any time, and Landlord shall approve or disapprove of the resubmitted Final Working Drawings, based upon the criteria set forth in this Section 3.3, within two (2) business days after Landlord receives such resubmitted Final Working Drawings. Should Landlord fail to respond within the five (5) business day or two (2) business day period provided in this Section 3.3, as applicable, such failure shall be deemed to constitute Landlord's approval under this Section 3.3.

         3.4 Permits. The Final Working Drawings shall be approved by Landlord (the "Approved Working Drawings") prior to the commencement of the construction of the Tenant Improvements. Architect shall submit the Approved Working Drawings to the appropriate municipal authorities for all applicable building permits necessary to allow Contractor to commence and fully complete the construction of the Tenant Improvements (excluding only engineering permits related to the design/build work, which permits Tenant shall procure on a timely basis). Tenant shall be responsible for obtaining any building permit or certificate of occupancy for the Premises; provided, however, that Landlord shall cooperate with Tenant in executing permit applications and performing other ministerial acts reasonably necessary to enable Tenant to obtain any such permit or certificate of occupancy.

         3.5 Change Orders. In the event Tenant desires to change the Approved Working Drawings, Tenant shall deliver notice (the "Drawing Change Notice") of the same to Landlord, setting forth in detail the changes (the "Tenant Change") Tenant desires to make to the Approved Working Drawings. Landlord shall, within five (5) business days of receipt of the Drawing Change Notice, either (i) approve the Tenant Change, or (ii) disapprove the Tenant Change and deliver a notice to Tenant specifying in detail the reasons for Landlord's disapproval; provided, however, that Landlord may only disapprove of the Tenant Change if the Tenant Change contains a Design Problem. Landlord's failure to respond within the five (5) business day period specified in this Section 3.5 shall be deemed to constitute Landlord's approval of that particular Tenant Change. Tenant shall pay Tenant's share (if any) of costs which arise in connection with such Tenant Change.


                                    SECTION 4

                     CONSTRUCTION OF THE TENANT IMPROVEMENTS

         4.1 Selection and Approval of Contractors.

             4.1.1 The Contractor. Tenant shall retain a licensed general contractor (the "Contractor"), as contractor for the construction of the Tenant Improvements, which Contractor shall be selected by Tenant, but subject to Landlord's approval, which approval shall not be unreasonably withhold or conditioned, and which approval or refusal shall be granted or denied within five (5) business days after Tenant has submitted the name of the contractor and relevant financial data and business references for the contractor; provided that Landlord hereby approves Corporate Contractors as a potential Contractor.

                               EXHIBIT C - Page 5

             4.1.2 Tenant's Agents. All subcontractors, laborers, materialmen and suppliers used by Tenant (such subcontractors, laborers, materialmen and suppliers, and the Contractor to be known collectively as "Tenant's Agents") must be approved in writing by Landlord, which approval shall not be unreasonably withheld or delayed, and which approval or refusal shall be granted or denied within five (5) business days after Tenant has submitted the names thereof to Landlord and also has submitted any relevant financial data or business references therefor requested by Landlord. Landlord's failure to respond within the five (5) business day period specified in this Section 4.1.2 shall be deemed to constitute Landlord's approval under this Section 4.1.2.

         4.2 Construction of Tenant Improvements by Tenant's Agents.

             4.2.1 Landlord's General Conditions for Tenant's Agents and Tenant Improvement Work. Tenant's and Tenant's Agent's construction of the Tenant Improvements shall comply with the following: (i) the Tenant Improvements shall be constructed in substantial accordance with the Approved Working Drawings; provided however that Tenant may make changes to the Approved Working Drawings pursuant to the terms of Section 3.5, above; and (ii) Tenant shall abide by all reasonable and nondiscriminatory rules made by Landlord's Building manager with respect to the use of freight, loading dock and service elevators, storage of materials, coordination of work with the contractors of other tenants, and any other matter in connection with these Construction Provisions, including, without limitation, the construction of the Tenant Improvements.

             4.2.2 Requirements of Tenant's Agents. Each of Tenant's Agents shall guarantee to Tenant and for the benefit of Landlord that the portion of the Tenant Improvements for which it is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Each of Tenant's Agents shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract that shall become defective within one (1) year after the later to occur of (i) completion of the work performed by such contractor or subcontractors and (ii) the Commencement Date. The correction of such work shall include, without additional charge, all additional expenses and damages incurred in connection with such removal or replacement of all or any part of the Tenant Improvements, and/or the Building and/or common areas that may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to the Tenant Improvements shall be contained in the general contract or subcontract and shall be written such that such guarantees or warranties shall inure to the benefit of both Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give to Landlord any assignment or other assurances which may be necessary to effect such right of direct enforcement.

         4.3 Notice of Completion. Within ten (10) days after the issuance of the permanent or temporary certificate of occupancy for the Tenant Improvements (or final inspection and sign-off by the City of Santa Monica Building Inspector, if such procedure is employed in lieu of issuance of a certificate of occupancy), Tenant shall cause a Notice of Completion or its legal equivalent to be recorded in the office of the Recorder of the County of Los Angeles in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and shall furnish a copy thereof to Landlord upon such recordation.

         4.4 Landlord's Supervision Fee. Landlord shall be entitled to a fee (the "Landlord Supervision Fee") in the amount of the product of (i) One Dollar ($1.00) and (ii) the number of usable square feet of the Premises. Except for the Landlord Supervision Fee, Landlord shall receive no profit, overhead, general conditions or supervisory fee in connection with Landlord's supervision of the Contractor.


                                    SECTION 5

                           DELAY OF COMMENCEMENT DATE


         5.1 Commencement Date Delays. The Commencement Date shall occur as provided in Article 3 of this Lease; provided, however, that notwithstanding any contrary provision of Article 3 of this Lease, the Commencement Date shall be delayed by the number of days of delay of the "substantial completion of the Tenant Improvements," as that term is defined below in this Section 5, in the Premises to the extent caused by a "Commencement Date Delay." As used herein, the term "Commencement Date Delay" shall mean only actual delays to the extent resulting from: (i) material interference by Landlord, its agents or contractors with the completion of the Tenant Improvements and which objectively preclude construction of tenant improvements in the Building by any person, which interference relates to access by Tenant, its agents and contractors to the Building or any Building facilities or service (including temporary power and parking areas as provided herein) during normal construction hours, or the use thereof during normal construction hours

                               EXHIBIT C - Page 6

(provided, however, that Landlord's enforcement of all reasonable and non-discriminatory rules referred to in clause (ii) of Section 4.2.1 of these Construction Provisions shall not be considered a Commencement Date Delay hereunder); (ii) delays due to the acts or failures to act of Landlord, its agents or contractors with respect to payment of the Tenant Improvement Allowance and/or any cessation of work upon the Tenant Improvements as a result thereof; (iii) Landlord's failure to substantially complete the Base Building work described in Sections 1.1.1, 1.1.2, 1.1.3, 1.1.4 and 1.1.5 of these Construction Provisions within the time periods specified in each of such Sections; and (iv) the failure of Landlord (except where caused by "Force Majeure" as defined for these purposes in Section 5.1.1 of these Construction Provisions) to provide all services and utilities to the Premises in a manner and condition pursuant to the terms of this Lease; (v) subject to the limitations expressed in Sections 5.1.1 through 5.1.3 below, "Force Majeure" as that term is defined, for purposes of this Section 5.1 of these Construction Provisions only, in Section 5.1.1.

             5.1.1 "Force Majeure", for purposes of Section 5.1 of these Construction Provisions, shall mean an event, condition or circumstance falling within the definition of Force Majeure in Section 39.19 of this Lease, but only where such event, condition or circumstance is of a nature such that it would objectively preclude the construction of tenant improvements in the Building for general office use by any person.

             5.1.2 Tenant may not claim a Commencement Date Delay due to Force Majeure unless and until Tenant has sustained an aggregate of five (5) days of delay due to one or more events of Force Majeure. Moreover, Tenant may not claim a Commencement Date Delay due to Force Majeure unless Tenant gives Landlord written notice of the Force Majeure delay within two (2) business days following the date of the Force Majeure delay. Tenant shall maintain accurate records to substantiate the existence and duration of any Force Majeure delay.

             5.1.3 If there is more than one hundred five (105) days of Commencement Date Delay due to Force Majeure (meaning that Tenant must have sustained one hundred ten (110) days of Force Majeure delays), Landlord shall have the right to terminate this Lease upon delivery of written notice to Tenant. If Landlord so elects to terminate this Lease, this Lease shall end and the parties shall be released of their obligations hereunder on the date specified in Landlord's termination notice (except for obligations which have accrued and remain unperformed as of the date of termination), which termination date shall be not less than five (5) business days after delivery of Landlord's termination notice, unless, prior to such termination date, Tenant delivers to Landlord Tenant's written agreement that there shall be no more than one hundred five (105) days of Commencement Date Delay due to Force Majeure.

         5.2 Determination of Commencement Date Delay. If Tenant contends that a Commencement Date Delay has occurred, Tenant shall notify Landlord in writing (the "Delay Notice") of the event which constitutes such Commencement Date Delay. If the Commencement Date Delay arises under clause (i) of Section 5.1 of these Construction Provisions and was not due to Landlord's failure to perform in accordance with a written schedule approved in advance by Landlord's representative under Section 6.2 of these Construction Provisions, the Commencement Date Delay shall be deemed to have occurred commencing on the second business day following the date of Landlord's receipt of the Delay Notice. In all other cases, the Commencement Date Delay shall be deemed to have occurred on the date of Landlord's receipt of the Delay Notice.

         5.3 Definition of Substantial Completion of the Tenant Improvements. For purposes of this Section 5, "substantial completion of the Tenant Improvements" shall mean completion of construction of the Tenant Improvements in the Premises pursuant to the "Approved Working Drawings," with the exception of any punch list items, but including any furniture, fixtures, workstations, built-in furniture or equipment (even if the same requires installation or electrification by Tenant's Agents).


                                    SECTION 6

                                  MISCELLANEOUS

         6.1 Tenant's Representative. Tenant has designated Jack Spound as its sole representative with respect to the matters set forth in these Construction Provisions, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in these Construction Provisions.

         6.2 Landlord's Representative. Landlord has designated Michael Pace as its sole representative with respect to the matters set forth in these Construction Provisions, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in these Construction Provisions.

                               EXHIBIT C - Page 7

         6.3 Time of the Essence in These Construction Provisions. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at the end of such period the item shall automatically be deemed disapproved by Tenant.

         6.4 Elevator Usage. Landlord shall cooperate with Tenant in making available for Tenant's use a passenger elevator for Tenant's construction and move-in activities. Tenant shall be responsible for any damage to the elevator, elevator lobby and other Common Area of the Building resulting from Tenant's construction and move-in activities.

         6.5 Miscellaneous Charges. During the period of construction of the Tenant Improvements and Tenant's move into the Premises, Tenant or Tenant's Agents shall not be charged for reasonable amounts of parking, HVAC usage, electricity, water, elevator and restroom usage, or access to loading docks, or standard security services.

         6.6 Clean-Up. Prior to the delivery of the Premises to Tenant for the commencement of the construction of the Tenant improvements, Landlord shall remove all rubbish and debris therefrom. Following substantial completion of the Tenant Improvements and Tenant's move into the Premises, Landlord shall provide, as an Operating Expense, janitorial service to the Premises in accordance with the Building's standard cleaning specifications.

LANDLORD:                        BARCLAY CURCI INVESTMENT COMPANY,
                                 a California general partnership

                                 By: SC ENTERPRISES,
                                     a California limited partnership,
                                     a general partner

                                     By: SHURL CURCI,
                                         a general partner


                                         By:
                                             -----------------------------------
                                             Roberta P. Gilligan,
                                             his attorney-in-fact



TENANT: CENTURY SOUTHWEST CABLE TELEVISION, INC., a Delaware corporation


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:               President


                                 By:
                                    --------------------------------------------
                                 Name:
                                      ------------------------------------------
                                 Title:               Secretary


                               EXHIBIT C - Page 8

                                    EXHIBIT D

                             SUBORDINATION OF LEASE


LEASE SUBORDINATION, ATTORNMENT
AND
NON-DISTURBANCE AGREEMENT

THIS AGREEMENT, made this       day of                  19  , by and between

(herein "Lessee"), and MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation (herein "Lender").


                                    RECITALS

         A. Lender is the holder of a certain promissory note (herein the "Note") issued by

("Lessor"), dated                        in the principal sum of

DOLLARS ($           ) and of the mortgage of even date therewith (herein the
"Mortgage") securing the Note, recorded on

which Mortgage encumbers the real property (herein called the "Subject Property") described on Exhibit A, attached hereto and made a part hereof.

         B.       Lessee and
as Lessor, entered into a lease agreement (herein the "Lease") dated by which Lessee leased from Lessor certain premises commonly known as

(herein the "Leased Premises"), and constituting a portion of the Subject Property.

         C. Lessee desires to be able to obtain the advantages of the Lease and occupancy thereunder in the event of foreclosure of the Mortgage and Lender wishes to have Lessee confirm the priority of the Mortgage over the Lease.

         NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth hereinbelow, the parties hereto agree as follows:

         1. Lessee hereby covenants and agrees that all its rights and interests whatsoever under the Lease in the Leased Premises and the Subject Property are and shall remain subject and subordinate to the lien of the Mortgage and to all the terms, conditions and provisions thereof, to all advances made or to be made thereunder or under the Note, and to any increases, renewals, extensions, modifications, substitutions, consolidations or replacements thereof or of the Note.

         2. So long as Lessee is not in default (beyond any period given Lessee in the Lease to cure such default) in the payment of rent or additional charges or in the performance of any of the other terms, covenants or conditions of the Lease on Lessee's part to be performed, Lender or any Purchaser (as defined in Section 3 hereof) shall not terminate the Lease and Lessee shall not be disturbed by Lender or any Purchaser in its possession of the Leased Premises during the term of the Lease, or any extension or renewal thereof, or in the enjoyment of its rights under the Lease.

                  If the interest of the Lessor under the Lease shall be acquired by Lender or any Purchaser ("Purchaser") by reason of exercise of the power of sale or the foreclosure of the Mortgage or other proceedings brought to enforce the rights of the holder thereof, by deed in lieu of foreclosure or by any other method, and Lender or Purchaser succeeds to the interest of Lessor under the Lease, Lessee shall attorn to Lender or Purchaser as its lessor, said attornment to be effective and self-operative without the execution of any other instruments on the part of either party hereto immediately upon Lender's or Purchaser's succeeding to the interest of the Lessor under the Lease, and the Lease shall continue in accordance with its terms between Lessee as lessee and Lender or Purchaser as lessor; provided, however, that:

                               EXHIBIT D - Page 1

            (a) Lender or Purchaser shall not be personally liable under the Lease and Lender's liability under the Lease shall be limited to the ownership interest of Lender in the Subject Property;

            (b) Lender or Purchaser shall not be liable for any act or omission of any prior lessor (including Lessor) except to the extent such act or omission pertains to a continuing covenant, and then Lender or Purchaser shall be liable only for a failure to cure the same which continues after Lender or Purchaser takes title to the Subject Property;

            (c) Lender or Purchaser shall not be subject to any offsets or defenses which Lessee might have against any prior lessor (including Lessor), if such offsets or defenses relate to obligations of any prior lessor (including Lessor) which arise prior to the date Lender or Purchaser takes title to the Subject Property;

            (d) Lender shall not be bound by any prepayment of rent or deposit, rental security or any other sums deposited with any prior lessor (including Lessor) under the Lease unless actually received by Lender, except as to monthly installments of Expenses paid no more than thirty (30) days in advance;

            (e) Lender shall not be bound by any agreement or modification of the Lease made without Lender's consent, except for agreements or modifications expressly contemplated by this Lease in connection with expansion of the Premises or extension of the term of the Lease;

            (f) Lender shall not be bound to commence or complete any construction or to make any contribution toward construction or installation of any improvements upon the Leased Premises required under the Lease or any expansion or rehabilitation of existing improvements thereon, or for restoration of improvements following any casualty not required to be insured under the Lease or for the costs of any restoration in excess of any proceeds recovered under any insurance required to be carried under the Lease; and

            (g) Lender shall not be bound by any restriction on competition beyond the Leased Premises.

         4. Lessee certifies to Lender that the Lease is presently in full force and effect with no defaults thereunder by the Lessor or by Lessee and unmodified except as indicated hereinabove that no rent under the Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Lessee is as set forth in the Lease, or at the Leased Premises; and that the Lessee does not presently have or claim any charge, lien or offset under the Lease or otherwise, against rents or other charges due or to become due thereunder.

         5. Lessee agrees with Lender that from and after the date hereof, Lessee will not terminate or seek to terminate the Lease by reason of any act or omission of the Lessor thereunder until Lessee shall have given written notice, by registered or certified mail, return receipt requested, of said act or omission to Lender, which notice shall be addressed to Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111,
Attention: Senior Vice President, Real Estate Investment Division, and until a reasonable period of time shall have elapsed following the giving of such notice, during which period Lender shall have the right, but shall not be obligated, to remedy such act or omission.

         6. This Agreement shall inure to the benefit of and shall be binding upon Lessee and Lender, and their respective heirs, personal representatives, successors and assigns. This Agreement may not be altered, modified or amended except in writing signed by all of the parties hereto. In the event any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement shall be governed by and construed according to the laws of the State of


                               EXHIBIT D - PAGE 2

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.



                                                                         LESSEE:


[ATTEST OR WITNESSES (2)]               CENTURY SOUTHWEST CABLE TELEVISION,
                                        INC.
                                        a Delaware corporation


                                        By:
- -----------------------------------         ------------------------------------
                                        Its:
- -----------------------------------         ------------------------------------
[SEAL]





[ATTEST]                                MASSACHUSETTS MUTUAL LIFE INSURANCE
                                        COMPANY,
                                        a Massachusetts corporation


                                        By:
- -----------------------------------         ------------------------------------
                                        Its:
- -----------------------------------         ------------------------------------
[SEAL]


                               EXHIBIT D - PAGE 3

                                   EXHIBIT D-1

                         SUBORDINATION OF DEED OF TRUST


         ______________________________________________________________________
(hereinafter called "Lender") as owner and holder of a certain promissory note dated ______________ in the principal sum of _____________ Dollars ($____________) and a Deed of Trust dated of even date herewith securing said Note, now a first lien upon the premises more particularly demised and described in those certain leases by and between ____________, as Landlord, and the persons named (whose agreement hereto is evidenced by unrecorded agreements in the possession of Landlord and Lender) in Exhibit A attached hereto and made a part hereof, as Tenant, and upon other property, in consideration of such leasing and of the sum of One Dollar ($1.00) and other good and valuable consideration, receipt of which is hereby acknowledged,

         DOES hereby covenant and agree that the said Deed of Trust shall be, and the same is hereby made, SUBJECT AND SUBORDINATE to said leases with the same force and effect as if the said leases had been executed, delivered and recorded prior to the execution, delivery and recording of said Deed of Trust, without regard to the date on which said leases had been executed, delivered and recorded in relation to the date on which said Deed of Trust has become an effective lien by the terms therein demised;

         EXCEPT, HOWEVER, that this Subordination shall not affect or be applicable to and does hereby expressly exclude:

         (a) The prior right, claim and lien of the said Deed of Trust, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of said premises, and to the right of disposition thereof in accordance with the provisions of said Deed of Trust,

         (b) The prior right, claim or lien of the said Deed of Trust in, to and upon any proceeds payable under all policies of fire and rent insurance upon the said premises and as to the right of disposition thereof in accordance with the terms of said Deed of Trust, and

         (c) Any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of the said Deed of Trust and the execution of the said leases, or any lien or judgment which may arise at any time under the terms of such leases.

         The subordination shall inure to the benefit of and shall be binding upon the undersigned, its successors and assigns.

         IN WITNESS WHEREOF, this Subordination has been duly signed and delivered by the undersigned this _____________ day of _________________, 19___.


"LENDER":


                              EXHIBIT D-1 - PAGE 1

                                 ACKNOWLEDGMENTS


STATE OF                   )
                           )        SS.
COUNTY OF                  )


         On this, the      day of                    , 19     , before me, the
undersigned party, personally appeared

who acknowledged himself to be the                       of

                           , a
                  , and that he as such
being authorized to do so, executed the foregoing Lease Subordination, Attornment and Non-Disturbance Agreement for the purposes therein contained by
signing the name of the                      by himself as

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                      __________________________
                                                      Notary Public


My Commission Expires:


COMMONWEALTH OF MASSACHUSETTS         )
                                      )        SS.
COUNTY OF                             )

         On this, the      day of                    , 19     , before me, the
undersigned party, personally appeared

who acknowledged himself to be the                           of MASSACHUSETTS
MUTUAL LIFE INSURANCE COMPANY, a Massachusetts corporation, and that he as such being authorized to do so, executed the foregoing Lease Subordination, Attornment and Non-Disturbance Agreement for the purposes therein contained by signing the name of the corporation by himself as

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                                      __________________________
                                                      Notary Public


My Commission Expires:

                                    EXHIBIT E

                               ESTOPPEL STATEMENT


         Re: Lease dated as of ____________________________(hereinafter the "Lease"), between _______________________________ (hereinafter the "Lessor") and _______________________________ (hereinafter the "Lessee"), (and amended on _______________________________), concerning the premises described in Exhibit A attached hereto (the "Premises").

         As Lessee under the above-referenced Lease, the undersigned hereby acknowledges for the benefit of ________________________________ ("Lender"), which has or is about to make a loan to said Lessor, part of the security for which will be a mortgage or deed of trust covering the Premises leased to the undersigned and an assignment of Lessor's interest in the Lease, the truth and accuracy of the following statements pertaining to said Lease.

         1. Lessee has accepted full possession of said Premises, including all improvements, additions and alterations thereto required to be made by Lessor under the said Lease, and Lessee is not aware of any patent or latent defects in construction of said improvements (except for only nonsubstantial defects, notice of which has previously been given to Lessor) which would constitute a default by Lessor pursuant to the Lease.

         2. Lessee is paying the full rent stipulated in said Lease to be paid by Lessee as of the date hereof with no offsets, defenses or claims.

         3. Lessor is not presently in default under any of the terms, covenants or provisions of said Lease.

         4. Lessor has satisfactorily complied with all of the requirements and conditions precedent to the commencement of the term of said Lease as specified in said Lease.

         5. The current fixed base monthly rent under said Lease is $___________ and no monies have been paid to Lessor in advance of the due date set forth in the Lease described above, except as follows:___________________________________
________________________________________________________________________________
_______________________________________________________________________________.

         6. The Lease is for a term of ____________________ years and Lessee has been in occupancy since _____________________ and paying rent since ____________
______________________.

         7. The Lease commenced on ____________________________________________.

         8. Lessee hereby acknowledges (a) that there have been no modifications or amendments to said Lease other than herein specifically stated, (b) that it has no notice of a prior assignment, hypothecation or pledge of rents or of the Lease other than herein specifically stated, (c) that the Lease is in full force and effect and Lessee has no defenses, setoffs or counterclaims against Lessor arising out of the Lease or in any way relating thereto, or arising out of any other transaction between Lessee and Lessor, (d) that the Lease represents the entire agreement between the parties thereto as to the leased premises, and Lessee neither has nor claims any right or interest in or under any contract, option or agreement involving the sale or transfer of the leased premises except as specifically provided in the Lease, (e) that no prepayment or reduction of rent, and no modification, termination or acceptance of surrender of the Lease will be valid as to Lender without the consent of Lender, and (f) that notice of the proposed assignment of Lessor's interest in said Lease may be given Lessee by Certified or Registered Mail, Return Receipt Requested, at the Premises, or as otherwise directed herein.

         Dated: __________________________, 19__________

LESSEE:                                     ____________________________________

                                            ____________________________________


                                            By:_________________________________

                                            Its:________________________________

                               EXHIBIT E - PAGE 1

(Address to which notices are to be sent if other than Premises)

________________________________________________________________

________________________________________________________________

________________________________________________________________


                               EXHIBIT E - PAGE 2

                                    EXHIBIT F

                         BUILDING RULES AND REGULATIONS


         The following rules and regulations shall be applicable to the
Building:

         1. No sign, placard, picture, advertisement, name or notice shall be inscribed, displayed, printed or affixed on or to any part of the Building or Premises if visible from outside the Premises, without the prior written consent of Landlord. Tenant's identification signs and lettering shall be in accordance with Landlord's standard requirements for the Building unless otherwise approved in writing by Landlord, and shall be printed, painted, affixed, or inscribed at the expense of Tenant by a person approved by Landlord.

         2. Tenant shall not place or maintain any window covering, blinds or drapes on any window without Landlord's prior written approval. A breach of this rule will directly and adversely affect the exterior appearance of the Building. Upon request by Landlord, Tenant shall remove any window covering, or any other item visible from outside the Premises, if installed or placed without Landlord's written approval.

         3. A directory of the Building will be provided for the display of the name and location of tenants. Landlord will install at Tenant's expense directory strips for Tenant's name and a reasonable number of the principal employees thereof, and Landlord reserves the right to exclude any other names therefrom.

         4. The sidewalks, halls, passages, exits, entrances, elevators, escalators, and stairways shall not be obstructed by Tenant or used by it for any purpose other than for ingress to and egress from the Premises. The halls, passages, exits, entrances, elevators, escalators, stairways, balconies and roof are not for the use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of the Landlord might be prejudicial to the safety, character, reputation and interests of the Building and its tenants, provided that nothing herein contained shall be construed so as to prevent such access to persons with whom Tenant normally deals in the ordinary course of Tenant's business unless such persons are engaged in illegal activities or are creating a nuisance. No employee, invitee, contractor or agent of Tenant shall go upon the roof of the Building.

         5. Tenant shall be responsible for assuring that doors to the Premises are locked during non-business hours. Such doors shall not be left open during business hours, except while moving furniture or other items in or out of the Premises, unless Landlord consents otherwise.

         6. The toilet rooms and urinals, wash bowls and other apparatus therein shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be placed therein; the expense of breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose employees, invitees, contractors or agents, shall have caused it.

         7. Except as to normal pictures and furnishings, Tenant shall not mark, drive nails, screw or drill into partitions, woodwork or plaster or in any way deface the Premises or any part thereof. No boring, cutting or stringing of wires shall be permitted except with the prior written consent of Landlord and as Landlord may direct. Tenant shall not lay linoleum, tile, carpet or other similar floor covering so that the same shall be affixed to the floor of the Premises in any manner except as approved by Landlord. The expense of repairing any damage resulting from a violation of this rule or removal of any floor covering shall be borne by Tenant.

         8. Tenant shall not overload any floor of the Premises or the Building. No furniture, freight or equipment of any kind shall be brought into the Building by Tenant or its contractors or agents without prior consent of Landlord and all moving of the same into or out of the Building shall be done at such time and in such manner as Landlord shall designate. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy objects brought into the Building and also the time and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on wood strips of such thickness as is necessary to properly distribute weight. Landlord will not be responsible for loss or damage to any property from any such cause, and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of Tenant. There shall not be used in any part of the Building any hand truck unless it is equipped with rubber tires and side guards.

         9. Tenant shall not employ any person or persons other than the janitor of Landlord for the purpose of cleaning the Premises unless otherwise agreed to in writing by Landlord. Except with the prior written consent of Landlord, no person or persons other than those approved by Landlord shall be permitted to enter the Building for the purpose of cleaning same. Tenant shall not cause any unnecessary labor by reason

                               EXHIBIT F - PAGE 1
of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall in no way be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant or any of its employees or other persons by the janitor of Landlord. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include clearing of carpets or rugs, except normal vacuuming, or moving of furniture and other special services. Janitor service will not be furnished to rooms which are occupied after 9:30 p.m. Window cleaning shall be done only by Landlord at reasonable intervals and as Landlord deems necessary.

         10. Tenant shall not use, keep or permit to be used or kept any noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord, in Landlord's reasonable judgment or other occupants of the Building by reason of unreasonable noise, odors and/or vibrations, or unreasonably interfere in any way with other tenants or those having business therein. No tenant shall make or permit to be made any loud or disturbing noises or disturb or interfere with occupants of the Building or those having business with them whether by the use of any musical instrument, radio, phonograph, shouting or in any other manner. Tenant shall not throw anything out of doors or down the passageways.

         11. The Premises shall not be used for the storage of merchandise except as such storage may be incidental to the use of the Premises authorized by the Lease. No cooking shall be done or permitted in the Premises without Landlord's consent, except that use by Tenant of Underwriter's Laboratory-approved microwave ovens or equipment for brewing coffee or similar beverages shall be permitted. Tenant shall not advertise for day laborers giving an address at the Premises. The Premises shall not be used for lodging or for any illegal purposes. Tenant shall not keep or maintain pets or animals of any type and shall not store or keep bicycles, mopeds or motorcycles in the Premises or the Building.

         12. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or flammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied or permitted by Landlord.

         13. Landlord will direct electricians as to where and how electrical, telephone and telegraph wires are to be introduced to the Premises. No boring or cutting for wires will be allowed without the prior consent of Landlord. The location of telephone switching equipment, call boxes and other similar equipment in the Premises shall be subject to the approval of Landlord.

         14. Landlord will furnish Tenant free of charge two (2) keys for each locking door in the Premises. Any additional or replacement keys will be furnished at a reasonable charge. All keys to offices, rooms and toilet rooms shall be obtained from Landlord and Tenant shall not duplicate or obtain such keys from any other source. Upon termination of the Lease, Tenant shall deliver to Landlord the keys to the offices, rooms and toilet rooms which were previously furnished to Tenant, failing which Tenant shall pay Landlord the cost of replacing same or of changing the lock or locks opened by any unreturned key if Landlord deems it necessary to make such changes. Landlord shall have the right periodically to change all locks and furnish Tenant with new keys therefor. Tenant shall not alter any lock or install any new or additional locks or any bolts on any door of the Premises without the prior written consent of Landlord (except as to safes, vaults and other secured areas of Tenant approved by Landlord).

         15. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours and in such elevators as shall be designated by Landlord.

         16. Landlord reserves the right to close and keep locked all entrances and exit doors of the Building on Saturdays, Sundays, legal holidays and on other days between non-business hours, and during such further hours as Landlord may deem advisable for the adequate protection of the Building and the property of its tenants (such hours are referred to as "After-Hours"). However, during such After-Hours Tenant and/or authorized employees, as well as guests, licensees or invitees of Tenant who are accompanied by Tenant or an authorized employee of Tenant, shall be allowed access to the Building upon proper identification. Landlord shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of same.

         17. The "'normal business hours"' for the Building are from 7:00 a.m. to 6:00 p.m. Monday through Friday, excluding nationally recognized standard holidays. As of the date of the Lease, nationally recognized standard holidays currently are: Martin Luther King's Birthday; President's Day; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; Day After Thanksgiving*; Christmas; Day after Christmas*;

                               EXHIBIT F - PAGE 2

New Year's Day, and Day After New Year's Days*. (*Subject to change depending on day of the year.) Such nationally recognized standard holidays are subject to change from time to time in Landlord's reasonable discretion. All other hours are deemed "After-Hours".

         18. Tenant shall not canvass or solicit other tenants in the Building and Tenant shall cooperate to prevent any such canvassing and/or solicitation. Canvassing and peddling in the Building is prohibited. Tenant shall not obtain for use in the Premises food, beverage, shoe-shine or other services except as expressly permitted by Landlord.

         19. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, has no legitimate purpose to be in the Building, or is violating the rules and regulations of the Building.

         20. The requirements of Tenant will be attended to only upon application to Landlord's designated property manager. Tenant acknowledges that employees of Landlord shall have no obligation to perform work for Tenant or do anything outside their regular duties for Tenant unless under special instructions from Landlord, and that no employee will have any obligation to admit any person (Tenant or otherwise) to any office of Landlord without specific instructions from Landlord.

         21. No vending machines of any description shall be installed, maintained, or operated by Tenant upon the Premises or in the Building without the prior written consent of Landlord. Landlord will not unreasonably withhold such consent provided the vending machines are of a weight which does not exceed the applicable floor-loading limitations and neither the machines nor any light or sound emanating therefrom are visible or audible outside the Premises.

         22. Tenant agrees that it shall comply with all fire and security regulations that may be issued from time to time by Landlord, and Tenant shall also provide Landlord with the name of a designated responsible employee to represent Tenant in all matters pertaining to such fire or security regulations.

         23. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with broadcasting or reception from or in the Building or elsewhere.

         24. Tenant shall store its trash and garbage within the Premises or in other facilities designated by Landlord. Tenant shall not place in any trash receptacle any material, which cannot be disposed of in the ordinary practice of trash disposal. All trash and garbage disposal shall be made pursuant to directions issued from time to time by Landlord.

         25. Landlord may waive any one or more of the rules and regulations as to any tenant without being construed as having waived same as to any other tenant.

         26. Tenant shall be responsible for the observance of the rules and regulations by Tenant's employees, agents, customers, invitees and guests.

         27. Landlord reserves the right upon written notice to Tenant, to rescind, alter or waive any rule or regulation at any time prescribed for the Building, or to establish additional rules and regulations when, in Landlord's sole judgment, it is necessary, desirable or proper for the best interest of the Building and its tenants.

         28. The rules and regulations shall be administered fairly by Landlord and Landlord shall not enforce them in a discriminatory manner as between the tenants of the Building.

         29. In case of conflict between these rules and regulations and the express provisions of the Lease, the latter shall control.


                               EXHIBIT F - PAGE 3

                                    EXHIBIT G

                               GUARANTY AGREEMENT


         In consideration of the sum of $1.00, receipt of which is hereby acknowledged, and in consideration of the execution of the Lease dated , 1995 (hereinafter referred to as the "Lease") between BARCLAY CURCI INVESTMENT COMPANY (hereinafter referred to as "Lessor") and CENTURY SOUTHWEST CABLE TELEVISION, INC. (hereinafter referred to as "Lessee") by Lessor, the undersigned, hereinafter sometimes referred to as "Guarantor", hereby unconditionally guarantees the prompt and faithful performance by Lessee of the Lease and all the terms, covenants and conditions thereof, including but not limited to the payment by Lessee of the rental and other sums to become due thereunder. Guarantor agrees that this obligation shall be binding upon Guarantor without any further notice or acceptance hereof, but the same shall be deemed to have been accepted by the execution of the Lease, and Guarantor further agrees that immediately upon an event of default by Lessee, upon notice to Guarantor, Guarantor will pay to Lessor the sum or sums in default and will comply with and perform the terms, covenants and conditions of the Lease.

         Guarantor agrees that no extension, forbearance or leniency extended by Lessor to Lessee, and no modification, alteration or assignment of the Lease, shall discharge Guarantor, and Guarantor agrees at all times while the Lease is in effect that Guarantor will be liable notwithstanding the fact that Guarantor has had no notice of the said extension, forbearance or leniency, or said modification, alteration or assignment of the Lease.

         This Guaranty will continue unchanged by any bankruptcy, reorganization or insolvency of Lessee or any successor or assignee thereof or by any disaffirmance or abandonment by a trustee of Lessee, and is not contingent upon the genuineness, validity, or enforceability of the Lease.

         Landlord may, without notice, assign this Guaranty, in whole or in part, and no assignment or transfer of the Guaranty shall operate to extinguish or diminish the liability of Guarantor hereunder.

         The liability of Guarantor hereunder shall be primary, and in any right of action which shall accrue to Lessor under the Lease, Lessor may, at its option, proceed against Guarantor without having commenced any action or having obtained any judgment against Lessee. Guarantor further agrees that Lessor may proceed against Lessee and the same shall not constitute a discharge of Guarantor, and further that the exercise of certain rights hereunder may affect or eliminate Guarantor's right of subrogation against Lessee, and that notwithstanding the foregoing, Lessor may exercise any of its rights hereunder.

         Guarantor shall pay all costs and other expenses incurred by Lessor (including reasonable attorneys' fees) in collection or attempted collection related to the obligations hereby guaranteed, or in enforcing this Guaranty against Guarantor, unless Guarantor is the prevailing party in such collection or enforcement action, in which case Guarantor shall be entitled to recover its reasonable attorneys' fees and costs from Lessor.

         Guarantor shall be discharged of its obligations pursuant to this Guaranty upon the expiration or termination of the Lease, provided Lessee fully performs and discharges all its obligations under the Lease and further provided no events of default remain uncured as of the expiration or termination of the Lease. However, expiration or termination of this Lease shall in no way relieve Guarantor of any obligations which have accrued and remain unperformed at such time or of any liability for damages due to Lessee's breach or default under this Lease.

                                           CENTURY COMMUNICATIONS CORP.,
                                           a Texas corporation

Attest:                                    By:
       ------------------------------         ----------------------------------

- -------------------------------------      -------------------------------------
(please print)                             (please print)

                                           -------------------------------------
                                           Title


                               EXHIBIT G - PAGE 1

                                    EXHIBIT H

                            JANITORIAL SPECIFICATIONS

A.       JANITORIAL SERVICE SPECIFICATION FOR TENANT SUITES

         1. Nightly Services - Five (5) nights per week, eight (8) hours per night between the hours of 6:00 p.m. and 2:00 a.m. or other schedule to be reviewed and approved by owner.

                  a.       Secure all lights as soon as possible each night.

                  b.       Vacuum all carpets.

                  c. Dust mop all resilient and composition floors with treated dust mops. Damp mop to remove spills and water stains as required.

                  d. Dust all desks and office furniture with treated dust cloths.

                  e.       Papers and folders on desks are not to be moved.

                  f.       Sanitize all telephone receivers.

                  g. Empty all ash trays and ash urns. Clean and sanitize as required.

                  h. Empty all waste paper baskets and other trash containers.

                  i. Remove all trash from floors to designated trash areas.

                  j. Remove fingerprints, dirt smudges, graffiti, etc. from all doors, frames, glass partitions, windows, wall switches, wall, elevator door iambs and elevator interiors.

                  k.       Return chairs and waste baskets to proper positions.

                  l.       Clean, sanitize and polish drinking fountains.

                  m.       Police all service stairwells.

                  n.       Police all interior public corridor planters.

                  o. Dust and remove debris from all metal door thresholds.

                  p.       Wipe clean smudged bright work.

                  q. Spot clean all carpets, resilient and composition floors as required.

                  r.       Service all walk-off mats as required.

                  s.       Close all blinds at exterior windows.

                  t. Check for burned out lights and report them to supervisor. Supervisor to leave list of burned out lights at management office on a nightly basis.

                  u. Spot clean entrance door glass and all partition glass.


                               EXHIBIT H - PAGE 1

                  v.       Clean glass desk tops.

                  w.       Clean lunchroom furniture and appliances.

                  x.       Damp mop and spot clean lunchroom floors.

                  y.       Sand jars to be wiped clean and fine-screened.


         2.       Weekly Services

                  a. Dust all low-reach areas including, but not limited to, chair rungs, structural and furniture ledges, baseboards, window sills, door louvers, wood paneling molding, handrails and railings, etc.

                  b.       Dust inside of all door jambs.

                  c.       Clean and polish all metal door thresholds.

                  d.       Wipe clean and polish all bright work.

                  e.       Sweep all stairways throughout building.

                  f.       Dust all vinyl base.

                  g.       Edge all carpeted areas.

                  h. Move all plastic carpet protectors and thoroughly vacuum under and around all desks and office furniture.

                  i. Clean and spray buff all resilient and/or composition flooring.

                  j. Raise and dust all blinds and dust window frames and sills.

                  k. Remove all spots, smudges and marks from doors, partitions, walls, woodwork, window frames, mullions and ledges, wall switches and outlet plugs on floors and walls.

                  l. Clean fire extinguisher and/or fire hose cabinets - dust and clean glass.

                  m.       Clean outside doors of mailboxes.


         3.       Monthly Services

                  a. Dust all high-reach areas including, but not limited to, tops of door frames, structural and furniture ledges, air conditioning diffusers and return grills, tops of partitions, picture frames, etc.

                  b.       Vacuum upholstered furniture.

                               EXHIBIT H - PAGE 2

         4.       Quarterly Services

                  a. Shower-scrub or otherwise recondition all resilient or composition flooring to provide level of appearance equivalent to a completely refinished floor.

                  b.       Wipe down all vinyl, leather and wood furniture.

                  c. Vacuum window coverings (curtains or drapes) and cornices.

                  d.       Wash all chair pads.

B.       RESTROOM SERVICE SPECIFICATIONS

         1.       Nightly Services - Five (5) nights per week.

                  a. Restock all restrooms with supplies including paper towels, toilet tissue, seat covers, and hand soap, as required.

                  b. Restock all sanitary napkin and tampon dispensers as required.

                  c. Wash and polish all mirrors, dispensers, faucets, flushometers, and bright work with non-scratch disinfectant cleaners.

                  d. Wash and sanitize all toilet bowls, toilet seats, urinals and sinks with non-scratch disinfectant cleaner. Wipe dry all sinks.

                  e. Remove stains, descale toilets, urinals and sinks as required.

                  f. Mop all restroom floors with disinfectant germicidal solution.

                  g. Empty and sanitize all waste and sanitary napkin and tampon receptacles.

                  h.       Remove all restroom trash from building.

                  i. Spot clean fingerprints, marks and graffiti from walls, partition glass, aluminum and wall switches as required.

                  j.       Empty and damp wipe all ashtrays.

                  k. Report all fixtures not working properly to supervisor. Supervisor to leave list at management office nightly.

                               EXHIBIT H - PAGE 3

         2.       Weekly Services

                  a. Dust all low-reach and high-reach areas including but not limited to, structural ledges, wainscoating, mirror tops and edges, air conditioning diffusers and return air grills.

                  b.       Wash down urinal screens and adjacent tile.

         3.       Monthly Services

                  a. Wipe down all tile walls and metal partitions. Partitions shall be left in an unstreaked condition.

                  b.       Clean all ventilation grills.

                  c.       Dust all doors and door jambs.

                  d.       Scrub floors with special germicidal solution.

                  e.       Spot clean walls around lavatories.

                  f.       Descale toilets and urinals.

                  g. Pour clean water down floor drain to prevent sewer gases from escaping.

                  h.       Soap dispenser nozzles to be thoroughly cleaned.

                  i.       Clean upholstered furniture in public areas if any.


         4.       Quarterly Services

                  a. Thoroughly clean, strip and reseal all ceramic tile floors, using approved sealers.

C.       MAIN FLOOR ELEVATOR LOBBIES AND PUBLIC CORRIDORS SPECIFICATIONS

         1.       Nightly Services - Five (5) nights per week (Monday through
                  Friday).

                  a. Thoroughly wash all swinging and revolving glass doors exclusive of tenant doors.

                  b. Spot clean all glass including low partitions, mirrors, and the corridor side of all windows and glass doors to tenant premises.

                  c. Spot clean all brass or chrome bright work including swinging and revolving door hardware, kick plates, base, partition top hand rails, mirror wall hand rails, waste paper

                               EXHIBIT H - PAGE 4
                           receptacles, planters, elevator call button plates, hose cabinets, mail boxes and any visible hardware on the corridor side of tenant doors.

                  d. Spot clean all interior architectural finishes including the corridor side of all tenant area windows and door frames and base.

                  e.       Spot clean all granite wall surfaces.

                  f.       Thoroughly clean all door saddles of dirt and debris.

                  g. Spot clean, sweep, damp mop all corridor and hard-surface flooring. Baseboards to be cleaned concurrent with floor service.

                  h.       Spot clean and dust directory board glass and ledges.

                  i. Empty, clean and sanitize as required all waste paper baskets and refuse receptacles.

                  j.       Vacuum all carpets and spot clean as necessary.

                  k.       Clean all elevator doors and frames.


         2.       Weekly Services


                  a. Spot clean, sweep, mop and buff all hard-surface flooring.

                  b. Treat all polished tile flooring with non-skid city approval product.


         3.       Monthly Services

                  a. Thoroughly clean all chrome, brass, and architectural interior finishes.


         4.       Quarterly Services


                  a. Steam extraction shampooing with neutralizing rinse all elevator lobby and public corridor carpeting (where installed).

                               EXHIBIT H - PAGE 5

D. BASEMENT CORRIDORS, SERVICE OFFICE (ENGINEERING, SECURITY, CLEANING), STOREROOMS, SERVICE CORRIDORS, ROOF AND SERVICE SINK CLOSETS; SHOWER AND LOCKER ROOMS:

         NOTE: Nightly and periodic services for offices, corridors, shower rooms and restrooms included in the above areas shall be per the specifications previously outlined for tenant areas and common areas on tenant floors. Additional work not previously specified shall be as follows:

         1.       Nightly Services - Five (5) nights per week (Monday through
                  Friday).

                  a.       Remove all trash from all of above areas.

                  b. Maintain all orderly arrangement of all janitorial supplies and paper products in the storage rooms and service sink closets.

                  c. Maintain an orderly arrangement of all equipment stored in these areas such as mops, buckets, brooms, vacuum cleaners, scrubbers, etc.

                  d.       Clean and disinfect service sinks.

                  e. Sweep and damp mop service sink closet floors. Deodorize and disinfect as required.

                  f.       Sweep storeroom floors.

                  g. Receive and store all janitorial supplies in an orderly manner.

         2.       Weekly Services

                  a. Damp mop all composition floors in store areas. Deodorize and disinfect as required.

                  b. High dusting of these areas including all pipes, ducts, conduit, ventilating diffusers and grills and mechanical, electrical equipment exposed beneath the hung ceilings outside of the mechanical equipment rooms.


                               EXHIBIT H - PAGE 6

E.       PASSENGER ELEVATOR CLEANING SPECIFICATIONS

         1.       Nightly Services - Five (5) nights per week (Monday through
                  Friday).

                  a. Wipe down with clean cloth all elevator doors, interior walls and control panels;, vacuum floor tracks and saddles.

                  b. Wipe down with clean cloth all outside surfaces of all elevator doors and frames.

                  c.       Spot clean elevator cab floor carpeting.

                  d. Vacuum all cab floor carpeting thoroughly. Edge all carpeting thoroughly.

                  e.       Vacuum all elevator thresholds.

\
         2.       Monthly Services


                  a. Steam extraction shampooing with neutralizing rinse all elevator cab floor carpets.

                  b.       Wipe clean all elevator cab lamps.

                  c.       Wipe clean entire cab coiling.



F.       LOADING DOCK, TRASH AREAS AND SERVICE ENTRANCE SPECIFICATIONS

         1.       Nightly Services - Five (5) nights per week (Monday through
                  Friday).

                  a. Place all miscellaneous trash and debris, except construction material in trash receptacles or compactor.

                  b. If necessary, clean any construction debris and place in designated area. Record time and material used for this work for back-charges to the responsible contractors. Submit all records to Owner.

                  c.       Neatly stack all trash in designated area.

                  d.       Sweep entire area.

                  e. Mop entire trash area and disinfect and deodorize as required.

                               EXHIBIT H - PAGE 7

         2.       Weekly Services

                  a. Mop entire loading dock and service entrance area. Deodorize and disinfect areas as required.

         3.       Quarterly Services

                  a. Perform high dusting and/or wash down services for all high-reach projections, ducts, pipes, ledges, etc. in loading dock and service entrance area.

G.       EXTERIOR STRUCTURE AND GROUNDS SERVICE SPECIFICATIONS

         1.       Nightly Services - Five (5) nights per week (Monday through
                  Friday).

                  a. Police perimeter of Building including landscaped areas, storm drain grills, and ventilation grills to the property lines on all sides.

                  b. Spot sweep accumulations of dirt, papers and leaves in all corner areas where wind tends to cause a collection of this debris.

                  c. Spot clean and dust all ledges around entrances to the Building.

                  d.       Spot clean all exterior glass at Building entrances.

                  e. Thoroughly clean and polish all hand rails around Building exterior.

                  f. Lift nap on all entry walk-off mats as necessary with a heavy bristle brush and vacuum.

                  g. Empty all waste receptacles and remove trash to designated trash area.

                  h.       Sweep sidewalk steps and fountain area.


         2.       Quarterly Services

                  a.       Machine scrub or steam clean exterior sidewalk areas.


                               EXHIBIT H - Page 8

H.       DAY CLEANING SPECIFICATIONS

         Contractor shall supply two (2) day cleaning persons to the Project. The duties of the day porter shall be primarily the maintenance and upkeep of the main floor, common areas, restrooms and exterior of the Project per the following. The work schedules of these individuals will be as directed by Owner and may vary as requirements of the Project dictate.

         1.       Restrooms
                  Damp wipe and polish all restroom sinks
                  Wash and dry mirrors
                  Check all dispensers; fill if necessary
                  Clean up as necessary
                  Minimum frequency 3% daily

         2.       Elevators
                  Check elevators and all elevator lobby floors
                  Clean doors, panels, buttons and casing
                  Vacuum floors and pick up debris
                  Replace burned out lamps; clean diffusers and grills when relamping
                  Minimum frequency 2% daily

         3.       Lobbies and Public Areas
                  Clean lobby doors (both sides)
                  Straighten furniture
                  Pick up trash and debris; empty contains as necessary Empty and wipe dry ashtrays
                  Sift and maintain sand urns
                  Minimum frequency 3 x daily

         4.       Lighting Maintenance
                  Replace all burned lamps in tenant offices, stairwells and public areas
                  Clean diffuser and grill work when relamping

                               EXHIBIT H - Page 9

         5.       Directories/Display Cases
                  Spot clean all directories and all other appropriate glass enclosures
                  Minimum frequency 2 x daily

         6.       Stairwells
                  Police for trash; sweep or wet mop when necessary

         7.       Additional Duties
                  Perform all relevant maintenance duties as assigned by Owner

                  Check daily at office of the Building to obtain pick-up list of missed or outstanding work left by night shift.

I.       INITIAL CLEANING

         Prior to tenant occupancy of new space, Contractor shall render a thorough initial cleaning of all newly constructed and rented space, including dusting, sweeping and vacuuming, polishing metal and bright work, cleaning windows and mullions, and removal of residual construction debris so that the premises shall be left in a clean, orderly and proper condition. Contractor shall also provide complete floor maintenance and initial waxing and polishing throughout the premises prior to move in of all new tenants. Price paid to Contractor for such services shall be negotiated and agreed upon by Owner and Contractor before such services are performed.


                              EXHIBIT H - Page 10

                         SHORT FORM MEMORANDUM OF LEASE


RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:


Allen, Matkins, Leck, Gamble & Mallory
1999 Avenue of the Stars
Suite 1800
Los Angeles, California 90067
Attention: Anton N. Natsis, Esq.



                        SHORT FORM OF MEMORANDUM OF LEASE


         THIS SHORT FORM OF MEMORANDUM OF LEASE is entered into as of __________, 1995, by and between BARCLAY CURCI INVESTMENT COMPANY, a California general partnership ("Landlord"), and CENTURY SOUTHWEST CABLE TELEVISION, INC., a Delaware corporation ("Tenant"), who agree as follows:

         1. Terms and Premises. Landlord leases to Tenant, and Tenant leases from Landlord, certain premises (the "Premises") to be located on the real property (the "Project") legally described on Schedule 1 attached hereto and incorporated herein by this reference (including parking areas), for the term and in accordance with the provisions of that certain Office Lease by and between Landlord and Tenant, dated as of the date hereof (the "Lease"). The provisions of the Lease are hereby incorporated herein.

         2. Provisions Binding on Parties. The provisions of the Lease to be performed by Landlord or Tenant, whether affirmative or negative in nature, are intended to and shall bind or benefit the respective parties hereto and their assigns or successors, as applicable, at all times.

         3. Purpose of Short Form of Memorandum of Lease. This Short Form of Memorandum of Lease is prepared solely for purposes of recordation, and in no way modifies the provisions of the Lease.


                                  "Landlord"

                                  BARCLAY CURCI INVESTMENT COMPANY,
                                  a California general partnership


                                  By: SC Enterprises
                                      a California partnership,
                                      a general partner

                                  By: Shurl Curci, a general partner


                                  By:
                                      ----------------------------------
                                      Roberta P. Gilligan,
                                      his attorney-in-fact



                               EXHIBIT I - Page 1

                                  "Tenant"


                                  CENTURY SOUTHWEST CABLE TELEVISION INC., a Delaware corporation



                                  By:
                                      ------------------------------------------
                                  Its:
                                      ------------------------------------------


                                  By:
                                      ------------------------------------------
                                  Its:
                                      ------------------------------------------


                               EXHIBIT I - PAGE 2

                        [ACKNOWLEDGMENTS TO BE PROVIDED]



                               EXHIBIT I - PAGE 3

                                   SCHEDULE 1

                          LEGAL DESCRIPTION OF PROJECT

                                [To Be Provided]


                               SCHEDULE I - PAGE 1

                             SCHEDULE A TO EXHIBIT C

             SCHEDULE A TO EXHIBIT C HAS BEEN INTENTIONALLY OMITTED


                               SCHEDULE A - PAGE 1

                            PARKING LICENSE AGREEMENT


         BARCLAY CURCI INVESTMENT COMPANY, a California general partnership ("Licensor"), hereby grants to CENTURY SOUTHWEST CABLE TELEVISION, INC., a Delaware corporation ("Licensee"), the right and license to use parking spaces in Santa Monica Business Park (the "Project"), as described below and subject to the following conditions:

         1. TYPE AND NUMBER OF PARKING SPACES. Licensee shall have the right to use up to [104] unassigned automobile parking spaces at a rate equal to four (4) spaces per 1,000 rentable square feet. If the area of Licensee's Premises in the Project is reduced, Licensee 's allotment of parking spaces will be adjusted proportionately. If the area of Licensee's Premises is increased, Licensee may, at its option, increase the number of its allotted parking spaces proportionately. Notwithstanding the preceding, Licensee shall have no right to use any number of parking spaces in excess of the number of employees of Licensee, or Licensee's subtenant actually employed at the Premises.

         2. MONTHLY FEE. Licensee shall pay for the right and license granted hereby the prevailing rates charged for such spaces by Licensor from time to time ("market rate") provided, however, that Tenant's monthly rate per space shall not be increased by more than four percent (4%) per year on a compounded, cumulative basis. As of the date of this Agreement, the market rate is $50.00 per space per month, plus any applicable municipal taxes. Such sums shall be payable in advance on the first day of each calendar month. Licensor shall have no obligation to accept any such payment from anyone other than Licensee (e.g. Licensee's employees, subtenants, etc.). If Licensee fails to make any such payment when due, Licensor, at its option and after five (5) business days' notice to Licensee, may forthwith terminate this license and all rights of Licensee hereunder. Any late payment of the monthly fee will result in additional administrative and processing costs being incurred by Licensor, the exact amount of which would be extremely difficult to determine, and it is agreed that with respect thereto a late fee of Five Dollars ($5.00) per space is a reasonable estimate thereof and will be payable by Licensee with regard to any monthly fee not paid when due.

         3. TERM. Licensee shall be entitled to the foregoing parking rights for a period equivalent to the term of that certain Lease of Premises in the Project entered into by Licensor and Licensee. Licensee's rights to any and all parking spaces shall automatically be revoked and shall terminate upon any material default hereunder (provided such default continues beyond notice and expiration of any applicable cure period), or any expiration or termination of said Lease, as well as upon any assignment of such Lease or sublease of such Premises in violation of the terms of such Lease. Licensee shall deliver all required security deposits and the initial monthly fee for the parking spaces described above within thirty (30) days after the Commencement Date of the aforementioned Lease as defined herein) unless otherwise agreed by Licensor. Failure of Licensee to so exercise its rights will entitle Licensor without notice to transfer to others Licensee's rights to park in any and all parking spaces as to which Licensee has not so exercised its rights hereunder, and Licensee will be deemed to have waived its rights hereunder with regard thereto.

         4. LOCATION OF PARKING SPACES. Licensor shall have the right to designate the particular location of said parking space(s), which designation is subject to change from time to time. However, the parking space(s) shall be located in the western phase of the Project in the area designated on Schedule 1 to this Agreement. Furthermore, Licensee shall be entitled to two (2) reserved parking spaces next to the building in which the Premises are located, subject to Tenant's payment of the reserved parking rate for such spaces.

         5. RIGHTS NON-TRANSFERRABLE. The foregoing parking rights are personal to Licensee and Licensee shall not assign, convey, or otherwise transfer said rights in any manner whatsoever without Licensor's prior written consent, except that said rights may be transferred to an Affiliate where Licensee assigns the Lease or subleases the Premises to such Affiliate. Any attempt by Licensee to do so shall be null and void and, at Licensor's election, shall constitute a material default hereunder. If the Premises or any portion thereof is assigned or sublet pursuant to the terms of the Lease, the number of parking spaces allowed to Licensee under paragraph 1 hereof shall automatically be adjusted accordingly and Licensor and Licensee shall immediately execute an amendment to this Agreement setting forth (i) the number of spaces retained by Licensee, (ii) the number of spaces allotted to Licensee's assignee or subtenant (which number shall not exceed the amount stated in paragraph 1 above), (iii) the then current "market rate" to be charged Licensee for the spaces allotted to its assignee or subtenant (except that this clause (iii) shall not apply to an Affiliate assignee or subtenant), and (iv) the security deposit to be paid by Licensee for its assignee's or subtenant's parking cards.

         6. RISK OF LOSS. Use of said parking spaces and of the parking areas in the Project shall be at the sole risk of Licensee.

                       PARKING LICENSE AGREEMENT - PAGE 1

         7. INTERRUPTION OF USE. Licensor shall not be liable to Licensee for any interruption of Licensee's use of the rights granted hereunder due to repairs, improvements or alterations of the parking areas of the Project, or due to any labor controversy, or resulting from any cause beyond the reasonable control of Licensor. However, Licensee shall be entitled to reasonably similar alternative spaces to be made available to it by Licensor.

         8. RULES AND REGULATIONS. Licensor's parking rules and regulations are attached hereto. Licensor may adopt such other reasonable and non-discriminatory rules and regulations relating to the use of the parking areas as in Licensor's opinion are necessary or desirable for the proper, orderly and safe use of the parking areas. If Licensee fails to comply with the rules and regulations and modifications thereto after receiving notice thereof and reasonable opportunity to cure (not to exceed three (3) business days), Licensor may at its option forthwith terminate this license and all rights of Licensee hereunder, and may also, whether or not such license is so terminated, take such action as shall be required to remedy such failure, and Licensee agrees to pay Licensor on demand the reasonable cost to Licensor of such actions including attorneys' fees. Licensee shall at all times be required to park in a lawful manner, and no vehicle shall at any time be parked in more than one marked space at a time. Licensor shall be entitled to tow away any vehicle which is improperly parked, at the vehicle owner's sole cost and expense. In the event of such tow away, neither Licensor nor any Mortgagee of Licensor shall have any liability therefor to Licensee or to such vehicle owner.

         9. LICENSOR'S PROPERTY RIGHTS. Licensor shall have the right to decrease the size of any or all of the parking areas in the Project, to alter or rearrange parking spaces and improvements in the parking areas, to take all or any portion of the parking areas for purposes of maintaining, repairing or restoring same, or for purposes of construction and operating structures thereon or adjacent thereto, to have ingress and egress in connection with the exercise of any such rights, and to do and perform such other acts with respect to the parking areas as Licensor shall in its discretion deem appropriate; provided, however, that Landlord shall provide Tenant with substitute parking within a reasonable walking distance of the Premises. Licensor may at any time and from time to time in its discretion designate any portion of the parking areas in the Project for use as assigned parking, visitor parking or employee parking. If Licensor establishes an "employee parking" area or other assigned parking area for Licensee's employees to park in, Licensee shall furnish Licensor, within five (5) days after written request to do so, with a list of the vehicle license numbers of Licensee's employees parking in the Project. Licensor may charge Licensee Ten Dollars ($10.00) per day for each day or partial day for each vehicle parked by Licensee or any of its employees in a parking space or area other than the space or parking area assigned or designated for such vehicle. Licensor may tow away any such improperly parked vehicles and may also attach violation notices or stickers to improperly parked vehicles. In the event of such tow away, neither Licensor nor any Mortgagee of Licensor shall have any liability therefor to Licensee or to such vehicle owner.

         10. SECURITY DEPOSIT. If parking is in a controlled lot, a monthly parking card or decal may be issued to Licensee for each parking space to be used by Licensee hereunder. Licensee will pay a security deposit of Five Dollars ($5.00) for each parking card at the time of issuance of the card. Licensor shall have no obligation to accept any such security deposit from anyone other than Licensee. The security deposit shall be held by Licensor to secure Licensee's due performance of its obligations with regard to parking hereunder and the return to Licensor of such parking card(s) in good condition, normal wear and tear excepted, upon termination of Licensee's rights hereunder. Licensee shall be obligated to take reasonable steps to protect such cards from warping or mutilation. Without limitation as to the generality of the foregoing, Licensor may apply such security deposit to remedy any default by Licensee hereunder and further, if such card(s) are lost or mutilated, Licensor may apply any or all of said deposit toward Licensor's cost of such card(s). If at any time Licensor applies any or all of such security deposit as provided herein, Licensee shall be obligated to deposit with Licensor the amount so applied by Licensor within ten (10) days after written request therefor is given. Upon termination of Licensee's rights hereunder and the return to Licensor of the aforementioned card(s) (or cards issued in substitution thereof) the security deposit or balance thereof shall be returned to Licensee provided Licensee is not then in default hereunder. Licensor need not hold said security deposit in a separate account.

         11. REPLACEMENT CARDS. If for any reason (other than a malfunction for which Licensee is not responsible hereunder) any card issued to Licensee is requested by Licensee to be replaced, Licensee shall pay Licensor the then current non-refundable, reasonable charge for said replacement card.

         12. MISCELLANEOUS. No waiver by Licensor of any breach of this agreement by Licensee shall constitute a waiver of any other breach. Any amount due to Licensor that is not paid when due shall bear interest at the maximum rate allowable under law. In the event of any legal action taken or proceeding brought to enforce the provisions hereof, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs incurred in connection therewith.

                       PARKING LICENSE AGREEMENT - PAGE 2

         DATED this ____ day of March __, 1995.


LICENSOR:                          BARCLAY CURCI INVESTMENT COMPANY,
                                   a California general partnership


                                   By: SC Enterprises,
                                       a California limited partnership,
                                       a general partner

                                   By: SHURL CURCI,
                                       a general partner


                                   By:
                                       -----------------------------------------
                                       Roberta P. Gilligan,
                                       his attorney-in-fact


LICENSEE:                          CENTURY SOUTHWEST CABLE TELEVISION, INC.,
                                   a Delaware corporation


                                   By:
                                       -----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------


                                   By:
                                       -----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                       PARKING LICENSE AGREEMENT - PAGE 3

                          PARKING RULES AND REGULATIONS


         1. All claimed damage or loss must be reported and itemized in writing delivered to the parking facility office or property manager's office within ten business days after any claimed damage or loss occurs. Any claim not so made is waived. Licensor has the option to make repairs at its expense of any claimed damage within ten business days after filing a claim. In all court actions the burden of proof to establish a claim remains with Licensee. Court actions by Licensee for any claim must be filed within ninety days from date of parking in a court of jurisdiction where the claimed loss occurred. Licensor is not responsible for damage by water, fire, or defective brakes, or parts. or for the acts or omissions of others, or for loss of articles left in vehicles. The total liability of Licensor is limited to $250.00 for all damages or loss to any vehicle. Licensor is not responsible for loss of use.

         2. Licensee shall not park or permit the parking of any vehicle under its control in any parking area designated by Licensor as areas for parking by visitors. Licensee shall not leave vehicles in the parking area overnight nor park any vehicles in the parking areas other than automobiles, motorcycles, motor-driven or non-motor-driven bicycles or four-wheeled trucks.

         3. Parking stickers or any other device or form of identification supplied by Licensor as a condition of use of the parking facilities shall remain the property of Licensor. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of an unauthorized holder will be void.

         4. No extended term storage of vehicles shall be permitted.

         5. Vehicles must be parked entirely within the painted stall lines of a single parking stall.

         6. All directional signs and arrows must be observed.

         7. The speed limit within all parking areas shall be 5 miles per hour.

         8. Parking is prohibited:

            (a) in areas not striped for parking;

            (b) in driveways;

            (c) where "no parking" signs are posted;

            (d) in cross-hatched areas; and

            (e) in such other areas as may be designated by Licensor or its parking operator.

         9. Every parker is required to park and lock his own vehicle unless Licensor furnishes valet service. Valet parking attendants may refuse to drive any vehicle reasonably believed to be unsafe.

         10. Loss or theft of parking identification devices from vehicles must be reported to the parking operator immediately, and a lost or stolen report must be filed at that time. Licensor has the right to exclude any vehicles from the parking facilities that does not have an identification device.

         11. Any parking identification devices reported lost or stolen found on any unauthorized vehicle will be confiscated and the illegal holder will be subject to prosecution.

         12. Lost or stolen identification devices found by the Licensee should be reported to the parking facility office or property manager immediately to avoid confusion.

         13. Washing, waxing, cleaning or servicing of any vehicle in any area not specifically reserved for such purpose is prohibited.

         14. Licensee shall acquaint all persons to whom Licensee assigns parking space of these Rules and Regulations. Parking facility managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.


                       PARKING LICENSE AGREEMENT - PAGE 4

         15. Licensor reserves the right to refuse the sale of monthly stickers or other parking identification devices to any person and/or his agents or representatives who willfully refuses to comply with these Rules and Regulations.


                       PARKING LICENSE AGREEMENT - PAGE 5

                            PARKING LICENSE AGREEMENT

                                   SCHEDULE 1

                                ADDENDUM TO LEASE


         This Addendum to Lease ("Addendum") modifies and supplements the Office Lease dated March ___, 1995 ("Lease") between Barclay Curci Investment Company, a California general partnership ("Landlord'), and Century Southwest Cable Television, Inc., a Delaware corporation ("Tenant"), demising premises commonly known as 3000 Ocean Park Boulevard (R), Suites 2001 and 3010, Santa Monica, California ("Premises"). Landlord and Tenant further covenant and agree as follows:

         1. In Section 6.2.3.39 of the Lease, the word "except" is inserted after the parenthetic phrase in the first line.

         2. In Section 12.6.2 of the Lease, the ")" in the fifth line is relocated after the word "passes" rather than "abated".

         3. In Section 22.3 of the Lease, the word "and" is deleted before "(iii)", the period after "Project" is changed to a semicolon, and the following is added thereafter:

            "(iv) Tenant's default in its obligations under Article 45 of this Lease; and (v) any damages resulting from Tenant's construction activities pursuant to the Construction Provisions attached as Exhibit C to this Lease."

         4. Section 30.2 of the Lease is hereby deleted and the following is added as new Section 30.2:

            30.2  NON-DISTURBANCE AGREEMENT.

                  30.2.1 Landlord shall undertake commercially reasonable efforts to obtain a non-disturbance, recognition and attornment agreement from its existing Mortgagee in such Mortgagee's commercially reasonable and customary form. If despite such efforts Landlord is unable to obtain a commercially reasonable and customary form of non-disturbance, recognition and attornment agreement from the existing Mortgagee, Landlord will seek to obtain, and Tenant will accept, the existing Mortgagee's standard form of non-disturbance, recognition and attornment agreement provided the same is modified to permit Tenant to exercise its right of offset under Section 2.2.3 of the Construction Provisions attached as Exhibit C to the Lease after the existing Mortgagee (or any purchaser at the existing Mortgagee's foreclosure sale) acquires title to the Premises, to the extent of the unpaid balance of the Tenant Improvement Allowance.

                  30.2.2 If Landlord is unable to obtain a non-disturbance, recognition and attornment agreement from its existing Mortgagee in conformance with Section 30.2.1 above prior to the Commencement Date, then Landlord and Tenant shall establish a blocked, interest-bearing account with a banking institution licensed to do business in California and selected by Landlord. Tenant shall timely deposit all payments of Rent into the blocked bank account until whichever of the following events first occurs: (a) Landlord obtains and delivers to Tenant a non-disturbance, recognition and attornment agreement signed by the Mortgagee existing on the date of this Lease in conformance with Section 30.2.1 above; (b) Landlord obtains the existing Mortgagee's standard form of non-disturbance, recognition and attornment agreement, without the modification described in Section 30.2.1 above, and either prepays the unpaid balance of the Tenant Improvement Allowance or deposits the unpaid balance of the Tenant Improvement Allowance into a separate blocked account with the same banking institution, with instructions to release said funds to Tenant in case of foreclosure by the existing Mortgagee; (c) Landlord causes this Lease to achieve priority over the deed of trust, mortgage or other interest held by the Mortgagee existing on the date of this Lease; (d) the term of this Lease expires; or
                  (e) this Lease terminates prior to the scheduled expiration other than as a result of foreclosure of the prior mortgage, deed of trust or other interest held by the Mortgagee existing on the date of this Lease.

                  30.2.3 Upon the occurrence of any event described in clauses
                  (a), (b), (c), (d) or (e) of Section 30.2.2 above, all Rent theretofore paid into the blocked bank account, together with interest earned thereon, shall be released to Landlord, and Tenant shall thereafter pay all Rent directly to Landlord. If this Lease terminates before the occurrence of any of the events described in clauses (a), (b), (c), (d) or (e) of

                  Section 30.2.2 above, and such termination results from the foreclosure of a mortgage, deed of trust or other interest held by the Mortgagee existing on the date of this Lease, all Rent theretofore paid into the blocked bank account, together with interest thereon, shall be released to Tenant. Rent may not be withdrawn from the blocked account by Landlord or Tenant except as provided in this Section 30.2.3.

                  30.2.4 In case of any failure or delay in Tenant's payment of Rent into the blocked account, Landlord shall have all rights and remedies available where Rent is payable directly to Landlord.

                  30.2.5 Tenant shall cooperate with Landlord's efforts to obtain a nondisturbance, subordination and attornment agreement as herein contemplated. If required by the existing Mortgagee, Tenant should first execute and acknowledge a nondisturbance, recognition and adornment agreement so the same may be delivered to the existing Mortgagee for execution.

                  30.2.6 As a condition to the subordination of this Lease to any future mortgage, deed of trust or ground or underlying lease, Landlord shall obtain from the mortgagee, beneficiary or lessor a nondisturbance, recognition and attornment agreement in such form as is then reasonably and customarily used by institutional lenders.

         5. In Section 31.1 of the Lease, the word "by" is deleted after the word "required" in the fourth line.

         6. In Section 44.2 of the Lease, the reference in the fifth line to "Section 44.1.1" is changed to "Section 44.1.2".

         7. In Section 44.2.2 of the Lease, the reference in the third line to "Section 44.4" is changed to "Section 44.5".

         8. Tenant acknowledges that Tenant's right to use the parking facilities of the Project is governed exclusively by the Parking License Agreement entered into by Landlord and Tenant concurrently with their execution of the Lease. Accordingly, nothing in the Memorandum of Lease attached as
Exhibit I to the Lease shall be construed as creating in Tenant any right or interest in the Project's parking facilities.

         9. Landlord and Tenant have duly executed this Addendum concurrently with their execution of the Lease, intending that this Addendum form an integral part of the Lease. In case of any conflict between the provisions of the Lease and this Addendum, this Addendum shall control.

LANDLORD:                           BARCLAY CURCI INVESTMENT COMPANY,
                                    a California general partnership

                                    By:  SC Enterprises,
                                         a California limited partnership,
                                         a general partner

                                    By:  SHURL CURCI,
                                         a general partner


                                    By:
                                       -----------------------------------------
                                         Roberta P. Gilligan,
                                         his attorney-in-fact

TENANT: CENTURY SOUTHWEST CABLE TELEVISION, INC., a Delaware corporation


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


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